UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08932

Artisan Funds, Inc.

(Exact name of registrant as specified in charter)

875 East Wisconsin Avenue, Suite 800

Milwaukee, WI 53202

(Address of principal executive offices) (Zip Code)

Janet D. Olsen	Alyssa Albertelli
Artisan Funds, Inc.	Ropes & Gray LLP
875 East Wisconsin Avenue, Suite 800	One Metro Center
Milwaukee, Wisconsin 53202	700 12th Street, N.W., Suite 900
Washington, D.C. 20005-3948

(Name and address of agents for service)

Registrant’s telephone number, including area code: (414) 390-6100

Date of fiscal year end: 9/30/09

Date of reporting period: 9/30/09

Item 1.	Reports to Shareholders.

A N N U A L

R E P O R T

SEPTEMBER 30, 2009

ARTISAN GLOBAL VALUE FUND

ARTISAN INTERNATIONAL FUND

ARTISAN INTERNATIONAL SMALL CAP FUND

ARTISAN INTERNATIONAL VALUE FUND

ARTISAN MID CAP FUND

ARTISAN MID CAP VALUE FUND

ARTISAN OPPORTUNISTIC GROWTH FUND

ARTISAN OPPORTUNISTIC VALUE FUND

ARTISAN SMALL CAP FUND

ARTISAN SMALL CAP VALUE FUND

ARTISAN

ARTISAN FUNDS, INC.

INVESTOR SHARES

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For a prospectus, which contains that information and more information about each Fund, please call 800.344.1770 or visit our website at www.artisanfunds.com. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2009. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund offer other classes of shares. Reports on each of the other classes are available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member FINRA.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
2	Artisan Global Value Fund
4	Artisan International Fund
6	Artisan International Small Cap Fund
8	Artisan International Value Fund
10	Artisan Mid Cap Fund
12	Artisan Mid Cap Value Fund
14	Artisan Opportunistic Growth Fund
16	Artisan Opportunistic Value Fund
18	Artisan Small Cap Fund
20	Artisan Small Cap Value Fund

22	SCHEDULES OF INVESTMENTS
22	Artisan Global Value Fund
24	Artisan International Fund
27	Artisan International Small Cap Fund
30	Artisan International Value Fund
33	Artisan Mid Cap Fund
36	Artisan Mid Cap Value Fund
39	Artisan Opportunistic Growth Fund
41	Artisan Opportunistic Value Fund
43	Artisan Small Cap Fund
46	Artisan Small Cap Value Fund

50	STATEMENTS OF ASSETS AND LIABILITIES

54	STATEMENTS OF OPERATIONS

58	STATEMENTS OF CHANGES IN NET ASSETS

62	FINANCIAL HIGHLIGHTS

68	NOTES TO FINANCIAL STATEMENTS

87	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

89	SHAREHOLDER EXPENSE EXAMPLE

91	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

93	PROXY VOTING POLICIES AND PROCEDURES

94	INFORMATION ABOUT PORTFOLIO SECURITIES

95	DIRECTORS AND OFFICERS

ARTISAN GLOBAL VALUE FUND (ARTGX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Global Value Fund employs a bottom-up investment process to construct a diversified portfolio of securities of undervalued U.S. and non-U.S. companies. The Fund’s investment process is focused on identifying what the investment team considers to be high quality, undervalued businesses that offer the potential for superior risk/reward outcomes. The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to the team’s estimate of the intrinsic value of a business.

Business quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

The Fund primarily invests in common stocks and other equity securities, both within and outside the U.S., with market capitalizations of at least $2 billion at the time of initial purchase.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/10/2007 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	Since Inception
Artisan Global Value Fund	4.65%	-7.37%
MSCI ACWI (All Country World Index) IndexSM	-0.11	-16.54

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be materially lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. In addition, the outside directors of Artisan Funds waived that portion of their fees allocable to the Fund through September 30, 2008. Absent that expense waiver, the Fund’s performance would have been lower. See page 91 for a description of each index.

INVESTING ENVIRONMENT

Global equities, as measured by the MSCI All Country World IndexSM, posted sharp losses in the first part of the fiscal year and reached a low in early March. From that point, equity markets dramatically recovered, led by financials, materials and industrials, though all sectors and all regions posted positive returns for the twelve months ended September 30, 2009. One of the main drivers of market returns was improvement (or more accurately, less of a decline) in the underlying economy.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	26.7%	21.5%
Consumer Staples	10.4	14.2
Energy	—	2.3
Financials	19.4	22.6
Healthcare	15.6	9.3
Industrials	11.0	14.5
Information Technology	11.1	9.1
Materials	—	2.4
Telecommunication Services	1.8	—
Other assets less liabilities	4.0	4.1
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund gained 4.65% during the twelve-month period ended September 30, 2009, outperforming the MSCI All Country World IndexSM, which decreased -0.11% over the same period.

Performance of the following stocks had a positive impact on the portfolio during the year: Experian PLC, a U.K. credit information firm; Signet Jewelers Ltd., a jewelry retailer in the U.S. and U.K.; Publicis Groupe, a French advertising services company; and Google Inc., a search engine provider.

Notable detractors to performance included: International Speedway Corporation, a motorsports activities promoter in the U.S.; Mohawk Industries, Inc., a floor coverings provider in the U.S.; Marsh & McLennan Companies, Inc., an insurance broker; and Julius Baer Holding AG, a Swiss bank, which we sold during the period.

REGION ALLOCATION

Region	9/30/08	9/30/09
Europe	38.5%	45.2%
Americas	47.3	43.0
Pacific Basin	7.2	6.4
Emerging Markets	3.0	1.3

As a percentage of total net assets.

FUND CHANGES

We remained focused on the intersection of balance sheet strength, business quality and valuation during the past year. Some of the larger additions made to the portfolio included flavor and fragrance maker Givaudan SA, contract caterers Sodexo and Compass Group PLC, medical products maker Covidien plc and low-cost airline Ryanair Holdings PLC. We exited our positions in previously mentioned Google Inc. and wireless operator SK Telecom Co., Ltd.

ARTISAN INTERNATIONAL FUND (ARTIX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund employs a fundamental stock selection process focused on identifying long-term growth opportunities.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. growth companies of all market capitalizations in developed markets and emerging and less developed markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/1995 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund	5.00%	-1.83%	7.56%	5.63%	10.32%
MSCI EAFE® Growth Index	-0.78	-3.22	5.75	0.56	2.51
MSCI EAFE® Index	3.23	-3.60	6.07	2.55	4.40

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 91 for a description of each index.

INVESTING ENVIRONMENT

The MSCI EAFE® Index trended lower for the first part of the fiscal year to a low in early March. Stocks subsequently rebounded sharply, ending the twelve-month reporting period up 3.23%. Emerging markets, as measured by the MSCI Emerging Markets IndexSM, led the recovery from March lows amid stimulus spending and the prospect of a return to economic growth. Similarly, financial stocks rallied off their steep lows, although the sector remains in the red on a trailing twelve-month basis.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	11.2%	12.1%
Consumer Staples	9.8	14.2
Energy	9.1	4.5
Financials	14.2	30.7
Healthcare	7.9	10.1
Industrials	17.4	11.2
Information Technology	4.7	6.4
Materials	7.4	6.6
Telecommunication Services	3.1	1.6
Utilities	9.4	1.5
Other assets less liabilities	5.8	1.1
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund ended the period ahead of the MSCI EAFE® Index with a return of 5.00%. Our outperformance was primarily the result of strong stock selection in the technology, consumer discretionary and financial sectors. ASML Holding N.V. was our key source of strength in the technology sector. Our top performers in the consumer discretionary sector included our retailers (Industria de Diseno Textil, S.A., LVMH Moet Hennessy Louis Vuitton SA and Kingfisher PLC) and automobile companies (SUZUKI MOTOR COPORATION, DENSO CORPORATION and Daimler AG). Within the financial sector, China Resources Land Limited, China Construction Bank Corporation and China Life Insurance Co. were some of our strongest performers.

On the downside, our underweight positions in the telecommunications and energy sectors, two of the better performing sectors over the last twelve months, worked against us. Our positions in the utilities, energy and materials sectors also weighed on performance. RAO Unified Energy System (equity-linked participation certificate) which we sold during the period, was our biggest detractor in the utilities sector. The losses of SeaDrill Ltd., Technip SA and Gazprom hurt our performance in the energy sector. We sold SeaDrill Ltd. and Technip SA during the period.

Regionally, our European holdings outperformed those in the Index and our investments in emerging markets, particularly in China, proved positive. While our underweight position in Japan added relative value, the poor performance of our holdings in Japan and our low exposure to the strong yen outweighed the benefit.

FUND CHANGES

We look to invest in companies with attractive growth rates, trading at reasonable valuations, with exposure to the long-term themes we have identified. Our larger purchases during the period included several financial companies, as well as a number of companies in more defensive sectors. We added Societe Generale, HSBC Holdings plc, Credit Suisse Group AG and ING Groep N.V. in the financial sector, Pernod Ricard SA, Imperial Tobacco Group plc and Heineken NV in the consumer staples sector, and Covidien plc and Novartis AG in the health care sector.

Sales during the period included Alstom S.A., Bouygues SA, Fortum Oyj, LVMH Moet Hennessy Louis Vuitton SA and Redecard SA.

REGION ALLOCATION

Region	9/30/08	9/30/09
Europe	61.0%	68.7%
Emerging Markets	15.5	13.9
Pacific Basin	15.0	9.5
Americas	2.2	6.8
Middle East	0.5	—

As a percentage of total net assets.

ARTISAN INTERNATIONAL SMALL CAP FUND (ARTJX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Small Cap Fund employs a fundamental stock selection process focused on identifying long-term growth opportunities among small non-U.S. companies.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. small-cap growth companies in developed and emerging and less developed markets with market capitalizations less than $3 billion at the time of investment.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/2001 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan International Small Cap Fund	20.59%	2.03%	12.92%	15.79%
MSCI EAFE® Small Cap Index	15.46	-3.79	7.13	11.83
MSCI EAFE® Index	3.23	-3.60	6.07	6.83

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future. See page 91 for a description of each index.

INVESTING ENVIRONMENT

International equities, as measured by the MSCI EAFE® Index, trended lower for the first part of the fiscal year to a low in early March. Stocks subsequently rebounded sharply, recovering the steep losses suffered over the first six months of the fiscal year. Small cap stocks were standouts, outpacing their mid- and large-cap peers, as the MSCI EAFE® Small Cap Index ended the twelve-month reporting period up 15.46%. Almost all sectors in the MSCI EAFE® Small Cap Index ended the period up by double digits. Technology led the way by a considerable margin, gaining almost 30%. Regionally, small-cap emerging markets, up 41% during the period, far outpaced developed markets, although returns varied considerably at the country level.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	8.5%	21.8%
Consumer Staples	15.8	20.7
Energy	6.1	—
Financials	22.4	17.2
Healthcare	1.6	8.4
Industrials	21.3	16.8
Information Technology	9.9	8.8
Materials	2.6	3.5
Other assets less liabilities	11.8	2.8
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund outpaced the MSCI EAFE® Small Cap Index over the last twelve months with a return of 20.59%. Our outperformance was the result of strong stock selection, most notably in the industrials, technology and consumer staples sectors. Tech holdings Wirecard AG, Aixtron AG and Ebay Gmarket Co Ltd. all added substantially to returns. Rail and mass transport systems supplier Ansaldo STS SpA was a key source of strength in the industrials sector and Hengan International Group Company Limited, a leading consumer products company in China, was our top contributor in the consumer staples sector.

On the downside, our holdings in the energy and financial sectors did not keep pace with those in the Index. Sibir Energy PLC and SeaDrill Ltd. were the biggest detractors among our energy positions (we completely sold out of each position during the period), while Spazio Investment NV, which we also sold, was responsible for the majority of our weakness in the financial sector.

Regionally, our European holdings outperformed those in the Index and our investments in emerging markets, particularly China, proved positive. Our underweight to the strong Japanese yen and the performance of our holdings in Hong Kong and Singapore held back returns in the Far East region.

REGION ALLOCATION

Region	9/30/08	9/30/09
Europe	50.0%	61.4%
Emerging Markets	24.8	23.3
Pacific Basin	12.3	10.2
Americas	1.1	2.3

As a percentage of total net assets.

FUND CHANGES

We seek companies with attractive growth rates, trading at reasonable valuations, with exposure to the long-term themes we have identified. Our larger purchases during the period included food manufacturer Premier Foods PLC, health care group SSL International plc, luxury products manufacturer Bulgari S.p.A., online dating services provider Meetic and property developer The Berkeley Group Holdings PLC.

Two of our holdings were acquired during the period, however, we sold our positions prior to the completion of those acquisitions. Gmarket Inc. (now EBay Gmarket Co Ltd.) was acquired by eBay Inc. and USJ Co., Ltd. was bought out by its primary shareholder, The Goldman Sachs Group, Inc. Other sales during the period included Aixtron AG, Empresas ICA S.A.B. de C.V., Spazio Investment NV and Tod’s S.p.A.

ARTISAN INTERNATIONAL VALUE FUND (ARTKX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Value Fund employs a bottom-up investment process to construct a diversified portfolio of stocks of undervalued non-U.S. companies. The Fund’s investment process is focused on identifying what the investment team believes are high quality, undervalued businesses that offer the potential for superior risk/reward outcomes. The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

Business quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

The Fund primarily invests in common stocks and other equity securities of non-U.S. companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/23/2002 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan International Value Fund	8.95%	-0.05%	8.96%	16.50%
MSCI EAFE® Value Index	7.35	-4.08	6.32	12.32
MSCI EAFE® Index	3.23	-3.60	6.07	10.94

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 91 for a description of each index.

INVESTING ENVIRONMENT

International equities, as measured by the MSCI EAFE® Index, posted sharp losses in the first part of the fiscal year and reached a low in early March. From that point, equity markets dramatically recovered. Financials, materials and industrials led the way, though all sectors and all regions posted positive returns for the twelve months ended September 30, 2009. One of the main drivers of market returns was improvement (or more accurately, less of a decline) in the underlying economy.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	22.3%	23.4%
Consumer Staples	13.0	10.0
Energy	—	4.7
Financials	19.0	17.9
Healthcare	13.5	8.8
Industrials	15.1	14.6
Information Technology	8.3	6.1
Materials	2.2	3.2
Telecommunication Services	1.6	1.4
Other assets less liabilities	5.0	9.9
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund gained 8.95% during the twelve-month period ended September 30, 2009, outperforming the MSCI EAFE® Index, which increased 3.23% over the same period. Our outperformance in the first half of the fiscal year was the key driver of strength.

Performance of the following stocks had a positive impact on the portfolio during the year: Publicis Groupe, a French advertising services company; Experian PLC, a U.K. credit information firm; Signet Jewelers Ltd., a jewelry retailer in the U.S. and U.K.; and Panalpina Welttransport Holding AG, a Swiss logistics provider. Notable detractors included Julius Baer Holding AG, a Swiss bank, which we sold during the period; Covidien plc, a medical products maker; MEITEC CORPORATION, a Japanese engineering outsourcing firm; and Kimberly-Clark de Mexico, S.A.B. de C.V., a paper products manufacturer.

FUND CHANGES

We remained focused on the intersection of balance sheet strength, business quality and valuation during the past year. Some of the more recent additions to the portfolio were contract caterer Compass Group PLC, technology services provider Accenture PLC and packaged food company Nestle SA. We exited our positions in memory chip manufacturer Samsung Electronics Co., Ltd., cosmetics maker L’Oreal SA, dental implant manufacturer Nobel Biocare Holding AG, financial services provider IGM Financial, Inc. and residential property website operator Rightmove PLC.

REGION ALLOCATION

Region	9/30/08	9/30/09
Europe	63.8%	64.2%
Americas	10.7	13.0
Pacific Basin	14.2	10.2
Emerging Markets	6.3	2.7

As a percentage of total net assets.

ARTISAN MID CAP FUND (ARTMX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund employs a bottom-up investment process to construct a diversified portfolio of primarily U.S. mid-cap growth companies. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/1997 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Mid Cap Fund	2.47%	1.04%	5.52%	8.44%	12.86%
Russell Midcap® Growth Index	-0.40	-3.10	3.75	2.18	4.71
Russell Midcap® Index	-3.55	-4.07	3.89	6.05	6.96

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 91 for a description of each index.

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2009, the performance of mid-cap stocks was fairly volatile. Through early March, mid-cap stocks sank along with the broader market amid worsening economic conditions and turmoil in the financial sector. Mid-cap stocks then rebounded sharply on increasing signs of stabilization in the financial system and economy. The Russell Midcap® Index declined -3.55% over the full fiscal year. Growth stocks held up better than value names as the Russell Midcap® Growth Index was almost unchanged at -0.40%, while its value counterpart fell -7.12%. Within the Growth Index, sector returns diverged. Some sectors advanced, including technology, consumer discretionary and materials, while financial and telecommunications stocks were down by double-digit percentages.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	7.7%	16.0%
Consumer Staples	4.8	3.0
Energy	4.0	2.1
Financials	8.0	6.5
Healthcare	25.4	17.8
Industrials	14.9	13.2
Information Technology	28.5	34.7
Materials	1.6	2 .4
Telecommunication Services	0.4	—
Utilities	2.0	—
Exchange Traded Funds	—	0.7
Other assets less liabilities	2.7	3.6
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned 2.47% in the period, outperforming the Russell Midcap® and Russell Midcap® Growth indices. Relative to the benchmarks, the Fund benefited from strong security selection, particularly among our health care, consumer discretionary and industrials holdings, although our leading performers came from a variety of sectors. Our outsized position in the technology sector was also beneficial. Our positive results in the health care sector were driven by Cerner Corporation, a health care information technology company, specialty pharmaceuticals company Allergan, Inc. and Intuitive Surgical, Inc., a maker of minimally invasive robotic surgical systems. Department store operator Kohl’s Corporation and Precision Castparts Corp., a manufacturer of complex metal components, were leading contributors to our return in the consumer discretionary and industrials sectors, respectively. Other standout performers included Broadcom Corporation, Red Hat, Inc. and NVIDIA Corporation.

Among the largest sources of weakness compared to the benchmarks were our utilities and energy holdings. Independent power producers Calpine Corporation and Dynegy Inc. and energy equipment and service provider Smith International, Inc. were among our worst performing utilities and energy holdings.

FUND CHANGES

The most notable changes to the portfolio during the period were increased exposure to the consumer discretionary and information technology sectors and a reduced weighting in the health care sector. In the consumer discretionary sector, we added to our position in Kohl’s Corporation and purchased several new holdings including Dick’s Sporting Goods, Inc., O’Reilly Automotive Inc. and Coach, Inc. In the information technology sector, new purchases included Agilent Technologies, Inc., Citrix Systems, Inc. and ANSYS, Inc., among others.

Our reduced weighting in the health care sector was due in part to the sales of Thermo Fisher Scientific, Inc., Gen-Probe Incorporated and Celgene Corporation. In addition to those sales in health care, our new purchases were funded with the sales of Cooper Industries, Ltd., AGCO Corporation, Intermec, Inc. and Calpine Corporation, among others.

ARTISAN MID CAP VALUE FUND (ARTQX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Value Fund employs a bottom-up investment process to construct a diversified portfolio of stocks of medium-sized U.S. companies that the investment team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interests of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund generally will not initiate a position in a company unless it has a market capitalization between $2 billion and $15 billion.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/2001 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Mid Cap Value Fund	0.21%	1.04%	7.00%	9.94%
Russell Midcap® Value Index	-7.12	-5.65	3.53	6.74
Russell Midcap® Index	-3.55	-4.07	3.89	5.68

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 91 for a description of each index.

INVESTING ENVIRONMENT

For the twelve-month period ended September 30, 2009, the Russell Midcap® Value and Russell Midcap® indices returned -7.12% and -3.55%, respectively. The past year has been a tale of two halves. In the first half, markets continued to decline amidst the recessionary environment and both indices declined more than -40% through March 9, 2009. Mid-cap equities subsequently began to rebound and rallied more than 75% from March 10, 2009 through September 30, 2009. The sectors that suffered the biggest losses in the first half, such as financials, consumer discretionary, materials and industrials, were among those that rebounded the most in the latter half of the period. The traditionally defensive utilities and consumer staples sectors held up the best through the decline, but rallied the least.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	18.3%	12.3%
Consumer Staples	0.8	6.9
Energy	4.4	10.3
Financials	19.4	13.9
Healthcare	2.0	6.8
Industrials	27.6	22.9
Information Technology	20.5	16.4
Utilities	0.8	3.1
Other assets less liabilities	6.2	7.4
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned 0.21% during the twelve-month period ended September 30, 2009 outperforming the Russell Midcap® Value and Russell Midcap® indices. Our holdings in the financials sector were among our worst absolute performers. However, our stocks in that sector held up considerably better than those in the Russell Midcap® Value Index and contributed to our relative outperformance. In particular, we benefited from positive stock selection in the insurance industry. Our results were also helped by our lack of investment in banks and our minimal investment in REITs, as both industries suffered losses in excess of -25%.

We had a similar experience in the industrials sector, where we were not immune to the market weakness, but our losses were smaller than those of the Russell Midcap® Value Index. Strong stock selection in the consumer discretionary and technology sectors contributed positively to our performance during the period.

From an individual stock perspective, our leading performers included LCD glass manufacturer Corning Incorporated, automotive powertrain systems manufacturer BorgWarner Inc., design software developer Autodesk, Inc., mortgage REIT Annaly Capital Management, Inc. and cruise line operator Carnival Corporation. Our biggest decliners during the period included insurance provider White Mountains Insurance Group, Ltd., trucking companies Con-way Inc. and Ryder System, Inc., student loan originator The Student Loan Corporation and floor coverings manufacturer Mohawk Industries, Inc.

FUND CHANGES

The most recent additions to the portfolio included surgical and medical products manufacturer Stryker Corporation, supermarket operator The Kroger Co., prime system contractor L-3 Communications Holdings, Inc., fast food restaurant chain operator Burger King Holdings, Inc. and soup and food manufacturer Campbell Soup Company. On the sale side, we exited our positions in Corning Incorporated, recreational vehicles manufacturer Thor Industries, Inc., defense company General Dynamics Corporation, White Mountains Insurance Group, Ltd. and energy-related utility holding company TECO Energy, Inc.

ARTISAN OPPORTUNISTIC GROWTH FUND (ARTRX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Opportunistic Growth Fund employs a bottom-up investment process to construct a diversified portfolio of growth companies across a broad capitalization range. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/22/2008 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	Since Inception
Artisan Opportunistic Growth Fund	-1.93%	-8.42%
Russell 1000® Growth Index	-1.85	-5.84
Russell 1000® Index	-6.14	-9.41

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be materially lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The table above does not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Fund’s performance information reflects Artisan Partners’ agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance, which would have been lower in its absence. In addition, the outside directors of Artisan Funds have waived that portion of their fees allocable to the Fund until September 30, 2009. Absent that expense waiver, the Fund’s performance would have been lower. See page 91 for a description of each index.

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2009, the performance of stocks was fairly volatile. Through early March, stocks sank amid worsening economic conditions and turmoil in the financial sector. Stocks then rebounded sharply on increasing signs of stabilization in the financial system and the broader economy. The Russell 1000® Index declined -6.14% over the full fiscal year. Growth stocks held up better than value names as the Russell 1000® Growth Index fell -1.85%, while its value counterpart lost -10.62%. Within the Russell 1000® Index, most sectors finished lower, although there was a fair amount of dispersion in returns. The financials sector, which has been at the center of the credit crisis, dropped more than -20%, while the information technology and consumer discretionary sectors managed to notch gains.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	6.4%	15.1%
Consumer Staples	10.2	—
Energy	2.0	4.3
Financials	12.2	7.8
Healthcare	19.2	12.6
Industrials	10.2	10.9
Information Technology	31.3	41.8
Materials	1.9	1.4
Telecommunication Services	1.1	—
Other assets less liabilities	5.5	6.1
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

For the one-year period ended September 30, 2009, the Fund returned -1.93%. Our top performers were consumer electronics company Apple Inc., semiconductor company Broadcom Corporation, specialty coffee retailer Starbucks Corporation, Brazilian energy company Petroleo Brasileiro S.A. and auto components producer Johnson Controls, Inc. The Fund’s largest decliners were video game publisher Electronic Arts Inc., money transfer company The Western Union Company, credit card issuer Discover Financial Services, scientific equipment and consumables provider Thermo Fisher Scientific, Inc. and derivatives exchange operator CME Group Inc.

FUND CHANGES

The investment team seeks companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle. During the twelve-month period ended September 30, 2009, our purchases included EMC Corporation, Apple Inc., eBay Inc., Johnson Controls, Inc. and Citrix Systems, Inc.

Those purchases were partially funded with sales of Electronic Arts Inc., Philip Morris International Inc., Thermo Fisher Scientific, Inc., The Western Union Company and Microsoft Corporation, among others.

REGION ALLOCATION

Region	9/30/08	9/30/09
Americas	89.5%	79.8%
Europe	3.9	12.2
Emerging Markets	1.1	1.9

As a percentage of total net assets.

ARTISAN OPPORTUNISTIC VALUE FUND (ARTLX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Opportunistic Value Fund employs a bottom-up investment process to construct a diversified portfolio of stocks that the team believes are undervalued, in solid financial condition with attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund will invest in U.S. companies with market capitalizations of at least $2 billion at the time of initial purchase, and may invest up to 25% of its net assets at market value at the time of purchase in non-U.S. securities.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/27/2006 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	Since Inception
Artisan Opportunistic Value Fund	-4.10%	-4.26%	-2.54%
Russell 1000® Value Index	-10.62	-7.87	-5.15
Russell 1000® Index	-6.14	-5.10	-3.56

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 91 for a description of each index.

INVESTING ENVIRONMENT

For the twelve-month period ended September 30, 2009, the Russell 1000® Value and Russell 1000® indices returned -10.62% and -6.14%, respectively. The past year has been a tale of two halves. In the first half, markets continued to decline amidst the recessionary environment and both indices declined more than -40% through March 9, 2009. Large-cap equities subsequently began to rebound and rallied more than 59% from March 10, 2009 through September 30, 2009. The sectors that suffered the biggest losses in the first half, such as financials, industrials, materials and consumer discretionary, were those that rebounded the most in the latter half of the period. The traditionally defensive consumer staples, health care and utilities sectors held up the best through the declines, but were among those that rallied the least.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	11.9%	12.6%
Consumer Staples	0.8	14.2
Energy	4.7	5.8
Financials	18.0	18.9
Healthcare	2.6	10.8
Industrials	13.8	8.3
Information Technology	44.0	26.5
Other assets less liabilities	4.2	2.9
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

For the twelve-month period ended September 30, 2009, the Fund returned -4.10%, outperforming the Russell 1000® Value and Russell 1000® indices. Our strongest positive contributors to performance included energy company Apache Corporation, mortgage REIT Annaly Capital Management, Inc., entertainment company The Walt Disney Company, tobacco company Philip Morris International Inc. and staffing firm Manpower Inc. The Fund’s biggest decliners during the period included investment management firm AllianceBernstein Holding LP, insurance company The Allstate Corporation, floor coverings manufacturer Mohawk Industries, Inc., electronic components distributor Arrow Electronics, Inc. and oil refiner Valero Energy Corporation.

FUND CHANGES

The most recent additions to the portfolio included global security company Lockheed Martin Corporation, discount retailer Wal-Mart Stores, Inc., supermarket operator The Kroger Co., fast food restaurant chain operator McDonald’s Corporation and multinational food company Nestle SA. On the sale side, we exited our positions in Valero Energy Corporation, defense company General Dynamics Corporation, Manpower Inc., commercial aircraft manufacturer The Boeing Company and data networking solutions provider Cisco Systems, Inc.

REGION ALLOCATION

Region	9/30/08	9/30/09
Americas	88.5%	89.4%
Europe	4.4	7.7
Emerging Markets	2.9	—

As a percentage of total net assets.

ARTISAN SMALL CAP FUND (ARTSX)

INVESTMENT PROCESS HIGHLIGHTS

During the period Artisan Small Cap Fund employed the following bottom-up investment process to construct a diversified portfolio of U.S. small-cap growth companies.

Competitive advantages. A sustainable competitive advantage is critical to producing above-average growth and profitability. Identifying the source of a company’s competitive advantage lends confidence to the team’s assessment of intrinsic value.

Return on invested capital. The team believes that, over time, a company with improving returns on its invested capital will be rewarded with a higher valuation. The team determines how much capital investment is needed to achieve a company’s continued growth and analyzes management’s ability to use that capital in the most effective way to support that growth.

Intrinsic value. The team estimates a company’s intrinsic value—the value it thinks a buyer would pay to buy the entire company. The team bases its buy and sell targets for a company’s stock on its intrinsic value estimates.

The Fund will not initiate a position in a company unless it has a market capitalization of less than $2.5 billion and meets the team’s standards for earnings growth and sustainable growth prospects.

Effective October 1, 2009, Artisan Small Cap Fund will be managed by Craigh Cepukenas, Andrew Stephens and James Hamel. Mr. Stephens and Mr. Hamel also manage Artisan Mid Cap Fund and Artisan Opportunistic Growth Fund.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/1995 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Fund	-1.73%	-5.83%	0.63%	4.19%	6.04%
Russell 2000® Growth Index	-6.32	-2.60	2.91	1.10	4.46
Russell 2000® Index	-9.55	-4.57	2.41	4.88	7.40

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 91 for a description of each index.

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2009, the performance of small-cap stocks was fairly volatile. Through early March, small-cap stocks sank along with the market generally amid worsening economic conditions and turmoil in the financial sector. Small-cap stocks then rebounded sharply on increasing signs of stabilization in the financial system and the broader economy. Small-cap stocks underperformed mid- and large-cap stocks for the year, as the Russell 2000® and Russell 2000® Growth indices dropped -9.55% and -6.32%, respectively. Within the Russell 2000® Growth Index, most sectors finished lower, although there was a fair amount of dispersion in returns. The energy, industrials and financials sectors each fell by double-digit percentages. The information technology sector was the standout, appreciating more than 10%.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	10.6%	10.1%
Consumer Staples	2.7	3.7
Energy	7.1	7.4
Financials	5.4	7.4
Healthcare	18.0	14.8
Industrials	25.8	20.6
Information Technology	23.6	28.9
Materials	0.6	1.3
Telecommunication Services	0.7	—
Utilities	1.2	1.4
Other assets less liabilities	4.3	4.4
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned -1.73% in the period, outperforming the Russell 2000® and Russell 2000® Growth indices. Compared with the Russell 2000® Growth Index, the Fund benefited from strong security selection, particularly in the information technology and industrials sectors. Digital entertainment solutions developer Rovi Corporation, electronic payments provider Euronet Worldwide, Inc. and Internet exchange services provider Equinix, Inc. were among the Fund’s best performers in the technology sector. Stocks that contributed to our outperformance in the industrials sector included ship refueling services company Aegean Marine Petroleum Network Inc., less-than-truckload provider Old Dominion Freight Line, Inc. and correctional facilities operator Corrections Corporation of America. Other leading performers during the period were gaming machine designer WMS Industries, offshore drilling contractor Atwood Oceanics, Inc. and business development company Ares Capital Corporation.

The health care sector was the primary area of relative weakness. Detracting from our performance in the sector were ICON PLC, a global clinical research services contractor, Wright Medical Group, Inc., an orthopedic device company, and minimally invasive surgical device company ArthroCare Corporation. Other major detractors to performance were oil services contractor Hercules Offshore, Inc., commodity risk management company FCStone Group, Inc. and specialty retailer Tween Brands, Inc.

FUND CHANGES

Record levels of volatility in the period created many new purchase opportunities. The biggest portfolio shifts occurred in the information technology and industrials sectors, which increased and decreased in weight, respectively. In the technology sector we added previously mentioned Equinix, Inc., information technology national security company ManTech International Corporation and design software company ANSYS, Inc.

Our exposure in the industrials sector declined due to sales of Interline Brands, Inc., Healthcare Services Group, Inc., Innerworkings, Inc. and Ladish Co., Inc., among others.

ARTISAN SMALL CAP VALUE FUND (ARTVX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Value Fund employs a bottom-up investment process to construct a diversified portfolio of small-cap U.S. companies that the team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund will not initiate a position in a company unless it has a market capitalization below $2 billion.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/1997 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Value Fund	0.46%	0.58%	6.77%	11.43%	10.13%
Russell 2000® Value Index	-12.61	-6.65	1.78	8.05	6.00
Russell 2000® Index	-9.55	-4.57	2.41	4.88	3.79

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 91 for a description of each index.

INVESTING ENVIRONMENT

For the twelve months ended September 30, 2009, the Russell 2000® Value Index returned -12.61% and the Russell 2000® Index returned -9.55. The past year has been a tale of two halves. In the first half, markets continued to decline amidst the recessionary environment and both indices declined approximately -50% through March 9, 2009. Small-cap equities subsequently rebounded off March lows and rallied more than 80% through September 30, 2009. The sectors that suffered the biggest losses in the first half, such as financials, consumer discretionary, materials and energy, were those that rebounded the most in the latter half of the period. The traditionally defensive utilities and consumer staples sectors held up the best through the market’s decline, but rallied the least.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	13.1%	5.8%
Consumer Staples	3.1	2.6
Energy	6.3	7.8
Financials	11.8	8.6
Healthcare	5.6	5.6
Industrials	20.3	22.8
Information Technology	28.1	24.9
Materials	2.3	4.7
Utilities	3.2	9.1
Other assets less liabilities	6.2	8.1
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

With a return of 0.46%, the Fund outpaced both indices by more than 10%. Our biggest source of relative strength was the outperformance of our industrials holdings, led by energy services company McDermott International, Inc. and civil construction and transportation contractor Granite Construction Incorporated. Our investments in the financial sector also held up better than those in the Russell 2000® Value Index, primarily due to our lack of investment in commercial banks, which declined -40% in the Index. Similarly, our outsized position in the technology sector, one of only two sectors in the Index to post a gain, worked in our favor. Other top contributors this period included semiconductor processing equipment company Varian Semiconductor Equipment Associates, Inc., steel scrap recycler Schnitzer Steel Industries, Inc., computer products distributor Arrow Electronics, Inc. and chicken producer Sanderson Farms, Inc.

On the downside, we underperformed the Index in the health care and consumer discretionary sectors. The double digit losses of some of our health care services providers, namely AMN Healthcare Services, Inc. and Cross Country Healthcare, Inc., held back returns in the health care sector. Ethan Allen Interiors Inc., AnnTaylor Stores Corporation and The Men’s Wearhouse, Inc. were our biggest detractors in the consumer discretionary sector. Our relative positioning in the consumer discretionary sector also worked against us. Our overweight position at the end of 2008 proved negative and, after we sold a number of our names in the sector, our newly underweight position held back returns as the sector sharply rebounded.

FUND CHANGES

During the period we initiated positions in energy services company Cleco Corporation, global consulting firm Watson Wyatt Worldwide, Inc., electric utility Portland General Electric Company, chemicals manufacturer Olin Corporation and gas and electricity distributor Vectren Corporation.

Some of our larger sales during the period included Con-way Inc., Cymer, Inc., Ethan Allen Interiors Inc., Old Dominion Freight Line, Inc., Schnitzer Steel Industries, Inc. and Thor Industries, Inc.

ARTISAN GLOBAL VALUE FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value

COMMON STOCKS AND EQUITY-LINKED SECURITIES - 95.9%

CHINA - 0.0%(1)
Wynn Macau Ltd.(2)(3)(4)(5)	550	$715

FRANCE - 8.7%
Publicis Groupe	19,886	797,635
Societe Television Francaise 1	39,872	700,743
Sodexo	11,328	678,655
Total SA	5,394	320,508

		2,497,541
HONG KONG - 2.9%
Guoco Group Limited	79,250	835,954

IRELAND - 1.3%
Ryanair Holdings PLC, Equity-Linked Security, 144A(2)(3)(5)(6)	75,397	378,163

JAPAN - 3.5%
Credit Saison Co., Ltd.	25,900	304,689
Daiwa Securities Group Inc.	59,596	307,391
SANKYO CO., LTD.	6,248	391,174

		1,003,254
MEXICO - 1.3%
Grupo Modelo, S.A. de C.V., Series C(3)	98,292	366,019

NETHERLANDS - 1.2%
Wolters Kluwer NV	16,551	353,489

SWITZERLAND - 13.4%
Adecco SA	11,071	588,644
Givaudan SA	930	697,298
Novartis AG	21,640	1,082,731
Panalpina Welttransport Holding AG	6,026	497,757
Pargesa Holding SA	11,072	956,233

		3,822,663
UNITED KINGDOM - 20.6%
Cadbury PLC	8,099	103,936
Cadbury PLC (DR)	4,832	247,447
Compass Group PLC	106,266	649,257
Diageo plc	57,147	876,764
Experian PLC	152,166	1,280,365
Home Retail Group plc	64,357	279,655
Royal Dutch Shell PLC, Class A	11,866	339,468
Signet Jewelers Ltd.(3)	46,757	1,231,112

	Shares Held	Value

UNITED KINGDOM (CONTINUED)
Unilever PLC (DR)	30,508	$874,969

		5,882,973
UNITED STATES - 43.0%
3M Company	7,690	567,522
American Express Company	35,403	1,200,162
Arch Capital Group Ltd.(3)	13,901	938,873
The Bank of New York Mellon Corporation	29,425	853,031
Cintas Corporation	24,874	753,931
Covidien plc	11,403	493,294
Dell Inc.(3)	50,072	764,099
FedEx Corporation	1,051	79,056
Johnson & Johnson	15,595	949,580
Marsh & McLennan Companies, Inc.	43,149	1,067,075
Microsoft Corporation	40,701	1,053,749
Mohawk Industries, Inc.(3)	14,603	696,417
The Procter & Gamble Company	17,800	1,030,976
The Sherwin-Williams Company	6,086	366,134
Tyco Electronics Ltd.	35,811	797,869
Wal-Mart Stores, Inc.	11,135	546,617
WellPoint Inc.(3)	2,990	141,606

		12,299,991

Total common stocks and equity-linked securities (Cost $21,903,825)		27,440,762

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.8%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $1,368,000(7) (Cost $1,368,000)	$1,368,000	1,368,000

Total investments - 100.7% (Cost $23,271,825)		28,808,762

Other assets less liabilities - (0.7%)		(191,197)

Total net assets - 100.0%(8)		$28,617,565

(1)	Represents less than 0.1% of total net assets.
(2)	Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds, Inc. In total, securities valued at a fair value were $378,878 or 1.3% of total net assets.
(3)	Non-income producing security.
(4)

Security has been determined to be illiquid under procedures established by the board of directors of Artisan Funds, Inc. In total, the value of securities determined to be illiquid were $715, or less than 0.1% of total net assets.

(5)

Securities are restricted and were acquired in a transaction under Rule 144A of the Securities Act of 1933. Restricted securities may be resold in transactions exempt from registration normally to qualified institutional buyers. Ryanair Holdings PLC was acquired on various dates from August 26, 2009 to September 24, 2009 at an aggregate cost of $334,783. Wynn Macau Ltd. was acquired on September 30, 2009 at an aggregate cost of $723. In total, the value of restricted securities held by the Fund was $378,878 or 1.3% of total net assets.

(6)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(i) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(7)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	2.625%	7/31/2014	$1,399,063

(8)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2009
	Value	Percentage of Total Net Assets
Consumer Discretionary	$6,144,986	21.5%
Consumer Staples	4,046,728	14.2
Energy	659,976	2.3
Financials	6,463,408	22.6
Healthcare	2,667,211	9.3
Industrials	4,145,438	14.5
Information Technology	2,615,717	9.1
Materials	697,298	2.4

Total common stocks	27,440,762	95.9
Short term investments	1,368,000	4.8

Total investments	28,808,762	100.7
Other assets less liabilities	(191,197)	(0.7)

Total net assets	$28,617,565	100.0%

CURRENCY EXPOSURE - September 30, 2009
	Value	Percentage of Total Investments
British pound	$3,189,977	11.1%
Euro	3,568,661	12.4
Hong Kong dollar	836,669	2.9
Japanese yen	1,003,254	3.5
Mexican peso	366,019	1.3
Swiss franc	3,822,663	13.2
U.S. dollar	16,021,519	55.6

Total investments	$28,808,762	100.0%

TOP TEN HOLDINGS - September 30, 2009
Company Name	Country	Percentage of Total Net Assets
Experian PLC	United Kingdom	4.5%
Signet Jewelers Ltd.	United Kingdom	4.3
American Express Company	United States	4.2
Novartis AG	Switzerland	3.8
Marsh & McLennan Companies, Inc.	United States	3.7
Microsoft Corporation	United States	3.7
The Procter & Gamble Company	United States	3.6
Pargesa Holding SA	Switzerland	3.3
Johnson & Johnson	United States	3.3
Arch Capital Group Ltd.	United States	3.3

Total		37.7%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value
COMMON AND PREFERRED STOCKS AND EQUITY-LINKED SECURITIES - 98.9%

BELGIUM - 1.4%
Anheuser-Busch InBev NV	3,038,935	$138,769,333
Umicore	306,886	9,188,204

		147,957,537
BRAZIL - 1.5%
Petroleo Brasileiro S.A., Preferred (DR)	4,143,960	162,899,068

CANADA - 2.7%
Canadian Pacific Railway Limited	6,172,234	288,551,939

CHINA - 5.3%
China Construction Bank, H Shares	209,744,100	167,794,197
China Life Insurance Co., Limited, H Shares	50,676,900	220,688,302
China Merchants Bank Co., Ltd., H Shares	10,226,500	22,801,649
China Merchants Holdings International Company Limited	28,474,900	94,793,249
Industrial and Commercial Bank of China Ltd, H Shares	71,035,000	53,436,307
Wynn Macau Ltd.(1)(2)(3)(4)	213,200	277,296

		559,791,000
DENMARK - 1.0%
Danske Bank A/S(2)	3,886,311	101,797,887

FRANCE - 12.9%
Accor S.A.	3,289,802	183,129,442
BNP Paribas	2,243,378	179,243,330
BNP Paribas Rights(2)(5) Exercise Price: 40.00 EUR Expiration: 10/13/09	2,243,378	4,858,609
Compagnie de Saint-Gobain	1,321,134	68,534,778
Credit Agricole S.A.	2,645,543	55,282,915
DANONE S.A.	430,414	25,937,053
Natixis(2)	14,561,979	87,794,138
Pernod Ricard SA	3,142,325	249,550,719
Societe Generale	2,612,019	210,226,241
Unibail-Rodamco	531,342	110,371,628
Vinci SA	3,506,906	198,396,442

		1,373,325,295
GERMANY - 15.3%
Allianz SE	1,149,794	143,639,281

	Shares Held	Value
GERMANY (CONTINUED)
Bayer AG	5,149,899	$356,834,304
Daimler AG	6,650,536	334,831,351
Deutsche Post AG	7,488,127	140,259,109
Fraport AG	763,372	40,605,844
Linde AG	3,227,712	349,899,768
Muenchener Rueckversicherungs-Gesellschaft AG	1,640,735	261,777,526

		1,627,847,183
HONG KONG - 2.0%
The Bank of East Asia, Ltd.	21,134,040	76,354,749
Li & Fung Limited	16,282,000	66,808,292
NWS Holdings Limited	34,876,746	67,772,956

		210,935,997
INDIA - 2.4%
Housing Development Finance Corporation Ltd.	1,248,822	71,777,735
ICICI Bank Limited	2,180,220	41,014,241
ICICI Bank Limited (DR)	3,781,414	145,811,324

		258,603,300
IRELAND - 0.3%
The Governor and Company of the Bank of Ireland(2)	7,014,128	35,103,280

ITALY - 3.8%
Assicurazioni Generali S.p.A.	4,549,408	124,692,568
Banca Monte dei Paschi di Siena S.p.A.	33,618,584	71,924,143
Intesa Sanpaolo(2)	46,351,919	205,013,251

		401,629,962
JAPAN - 5.9%
ADVANTEST CORPORATION	915,900	25,406,238
DENSO CORPORATION	3,723,834	109,518,429
JAPAN TOBACCO INC.	22,388	76,817,290
MITSUI & CO., LTD.	3,733,500	48,828,931
Mitsui Fudosan Co., Ltd.	421,250	7,128,377
Mizuho Financial Group, Inc.	34,892,200	69,189,680
Sumitomo Mitsui Financial Group, Inc.	2,042,200	71,209,113
SUZUKI MOTOR CORPORATION	9,263,615	216,200,896

		624,298,954
MEXICO - 1.0%
Grupo Televisa S.A. (DR)	5,763,446	107,142,461

NETHERLANDS - 8.7%
Akzo Nobel N.V.	1,636,135	101,360,000
ASML Holding N.V.	15,185,025	446,641,910

	Shares Held	Value
NETHERLANDS (CONTINUED)
Heineken Holding NV	2,189,148	$89,297,213
Heineken NV	2,605,835	120,136,313
ING Groep N.V.(2)	9,533,795	170,205,482

		927,640,918
RUSSIA - 2.4%
Gazprom (DR)	10,789,888	250,864,896

SAUDI ARABIA - 0.1%
Almarai Company Ltd., Equity Linked Security, 144A(1)(4)(5)(6)	278,912	12,643,168

SINGAPORE - 1.6%
Genting Singapore PLC(2)	67,198,799	53,428,925
Oversea-Chinese Banking Corporation Limited	19,713,900	109,859,876

		163,288,801
SPAIN - 2.5%
Industria de Diseno Textil, S.A.	1,753,277	100,599,375
Telefonica S.A.	6,075,187	167,623,186

		268,222,561
SWEDEN - 2.5%
AB SKF, Class B	4,231,979	66,472,305
Atlas Copco AB, Class A	6,497,329	83,693,997
Sandvik AB	4,274,723	47,215,198
Skandinaviska Enskilda Banken AB (SEB), Class A(2)	9,841,141	66,347,784

		263,729,284
SWITZERLAND - 10.1%
Credit Suisse Group AG	2,981,339	165,422,168
Holcim Ltd.(2)	3,542,374	243,040,424
Nestle SA	5,381,246	229,311,805
Novartis AG	2,806,649	140,427,242
Roche Holding AG	353,557	59,125,184
Roche Holding AG - Genussscheine(5)	1,471,650	237,866,810

		1,075,193,633
TAIWAN - 1.2%
Taiwan Semiconductor Manufacturing Company Ltd. (DR)	11,679,533	128,007,682

UNITED KINGDOM - 10.2%
Cadbury PLC	5,712,282	73,306,598
Experian PLC	5,017,535	42,218,876
HSBC Holdings plc	18,443,715	211,604,917
Imperial Tobacco Group plc	4,563,135	131,849,845
Kingfisher PLC	35,168,844	119,660,727
National Grid PLC	16,651,187	160,731,137
Smith & Nephew PLC	13,927,869	124,760,806
Tesco PLC	21,804,052	139,245,308
William Morrison Supermarkets PLC	16,702,548	74,020,238

		1,077,398,452

	Shares Held	Value
UNITED STATES - 4.1%
Accenture PLC, Class A	340,433	$12,687,938
Activision Blizzard, Inc.(2)	5,157,574	63,902,342
Covidien plc	3,551,851	153,653,074
Philip Morris International Inc.	3,034,554	147,904,162
Schlumberger Limited	1,021,022	60,852,911

		439,000,427

Total common and preferred stocks and equity-linked securities (Cost $9,157,886,883)		10,505,873,685

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.6%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $173,052,048(7) (Cost $173,052,000)	$173,052,000	173,052,000

Total investments - 100.5% (Cost $9,330,938,883)		10,678,925,685

Other assets less liabilities - (0.5%)		(51,070,961)

Total net assets - 100.0%(8)		$10,627,854,724

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds, Inc. In total, securities valued at a fair value were $12,920,464 or 0.1% of total net assets.

(2)	Non-income producing security.
(3)

Security has been determined to be illiquid under procedures established by the board of directors of Artisan Funds, Inc. In total, the value of securities determined to be illiquid were $277,296, or less than 0.1% of total net assets.

(4)

Securities are restricted and were acquired in a transaction under Rule 144A of the Securities Act of 1933. Restricted securities may be resold in transactions exempt from registration normally to qualified institutional buyers. Almarai Company Ltd. was acquired on various dates from August 13, 2009 to September 30, 2009 at an aggregate cost of $12,227,447. Wynn Macau Ltd. was acquired on September 30, 2009 at an aggregate cost of $280,094. In total, the value of restricted securities held by the Fund was $12,920,464 or 0.1% of total net assets.

(5)	Non-voting shares.
(6)

Security is an equity-linked participation certificate issued by Deutsche Bank AG. As described in Note 2(i)in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(7)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	3.125%	5/15/2019	$176,515,575

(8)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2009
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,291,597,194	12.1%
Consumer Staples	1,508,789,045	14.2
Energy	474,616,875	4.5
Financials	3,262,370,698	30.7
Healthcare	1,072,667,420	10.1
Industrials	1,187,343,624	11.2
Information Technology	676,646,110	6.4
Materials	703,488,396	6.6
Telecommunication Services	167,623,186	1.6
Utilities	160,731,137	1.5

Total common and preferred stocks	10,505,873,685	98.9
Short-term investments	173,052,000	1.6

Total investments	10,678,925,685	100.5
Other assets less liabilities	(51,070,961)	(0.5)

Total net assets	$10,627,854,724	100.0%

CURRENCY EXPOSURE - September 30, 2009
	Value	Percentage of Total Investments
British pound	$1,037,825,350	9.7%
Danish krone	101,797,887	0.9
Euro	4,781,726,736	44.8
Hong Kong dollar	810,300,099	7.6
Indian rupee	112,791,976	1.1
Japanese yen	624,298,954	5.8
Singapore dollar	163,288,801	1.5
Swedish krona	263,729,284	2.5
Swiss franc	1,075,193,633	10.1
U.S. dollar	1,707,972,965	16.0

Total investments	$10,678,925,685	100.0%

TOP TEN HOLDINGS - September 30, 2009
Company Name	Country	Percentage of Total Net Assets
ASML Holding N.V.	Netherlands	4.2%
Bayer AG	Germany	3.4
Linde AG	Germany	3.3
Daimler AG	Germany	3.2
Roche Holding AG	Switzerland	2.8
Canadian Pacific Railway Limited	Canada	2.7
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	2.5
Gazprom	Russia	2.4
Pernod Ricard SA	France	2.3
Holcim Ltd.	Switzerland	2.3

Total		29.1%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL SMALL CAP FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value
COMMON STOCKS - 97.2%

AUSTRALIA - 1.6%
Domino’s Pizza Enterprises Limited	3,035,834	$10,846,760

AUSTRIA - 2.6%
Flughafen Wien AG	345,918	17,970,056

BRAZIL - 0.3%
Tivit Terceirizacao de Tecnologia e Servicos SA(1)	270,442	1,984,503

CANADA - 2.3%
Finning International Inc.	667,479	9,974,935
Groupe Aeroplan, Inc.	654,105	6,048,325

		16,023,260
CHINA - 9.2%
China Everbright International Limited	21,235,700	8,631,229
China Everbright Limited	2,854,600	6,467,929
China National Building Material Company Ltd., H Shares	4,752,000	11,159,464
Hengan International Group Company Limited	2,533,050	15,361,623
Lee & Man Paper Manufacturing Limited	3,949,400	7,001,859
Ports Design Limited	2,081,000	5,198,439
REXLot Holdings Limited(1)	102,000,000	9,081,232
Tong Ren Tang Technologies Company Limited, H Shares	891,000	1,335,917

		64,237,692
EGYPT - 5.8%
Commercial International Bank (DR)	2,471,324	25,380,498
Eastern Tobacco	625,533	15,098,288

		40,478,786
FRANCE - 4.3%
Guyenne et Gascogne SA	107,434	10,918,473
Meetic(1)	321,817	10,774,892
Remy Cointreau SA	190,297	7,960,091

		29,653,456
GERMANY - 17.9%
Gerresheimer AG	230,806	7,261,619
KWS Saat AG	62,949	10,961,846
Praktiker Bau- und Heimwerkermaerkte Holding AG	2,108,881	29,101,252
Sixt AG	121,968	3,687,433
Sky Deutschland AG(1)	1,543,717	8,200,158
Vossloh AG	26,934	3,051,814

	Shares Held	Value
GERMANY (CONTINUED)
Wacker Construction Equipment AG	1,082,563	$13,211,956
Wirecard AG	4,101,120	48,851,149

		124,327,227
HONG KONG - 5.6%
Cafe De Coral Holdings Limited	4,688,000	10,271,191
Industrial and Commercial Bank of China (Asia) Limited	12,700,000	28,742,782

		39,013,973
INDIA - 0.2%
ACC Limited	103,300	1,761,393

ITALY - 7.4%
Ansaldo STS SpA	300,098	6,143,682
Azimut Holding SpA	296,613	3,748,007
Bulgari S.p.A.	1,381,375	10,673,170
Davide Campari - Milano S.p.A.	2,461,996	22,084,914
Geox SpA	1,053,098	9,115,310

		51,765,083
MALAYSIA - 0.8%
PureCircle(1)	1,521,014	5,931,177

PHILIPPINES - 1.0%
Ayala Corporation	1,068,350	6,820,934

PORTUGAL - 0.7%
CIMPOR-Cimentos de Portugal, SGPS, SA	564,221	4,660,807

SINGAPORE - 3.0%
City Developments Limited	690,000	5,055,053
Raffles Education Corp Ltd	18,992,000	6,876,030
SIA Engineering Company	4,775,700	8,712,987

		20,644,070
SOUTH AFRICA - 1.0%
Aspen Pharmacare Holdings Limited(1)	887,638	7,308,361

SWITZERLAND - 12.1%
Bank Sarasin & Cie AG, B Shares(1)	766,533	31,880,317
Banque Cantonale Vaudoise	11,371	4,685,339
Nobel Biocare Holding AG	509,107	16,850,690
Schindler Holding AG, Participation Certificates(2)	284,436	19,501,281
Straumann Holding AG	43,986	11,385,935

		84,303,562
THAILAND - 1.0%
CP ALL PCL(3)	12,012,400	7,226,855

	Shares Held	Value
TURKEY - 4.0%
Coca-Cola Icecek AS	3,935,101	$27,842,696

UNITED KINGDOM - 16.4%
The Berkeley Group Holdings PLC(1)	709,398	10,044,806
Bovis Homes Group PLC(1)	1,006,728	7,513,580
Britvic Plc	1,100,644	6,200,459
Catlin Group Limited	1,194,993	6,710,965
InterContinental Hotels Group PLC	1,062,779	13,800,163
Intertek Group PLC	737,006	14,946,879
Persimmon plc(1)	1,171,135	8,542,215
Premier Foods PLC(1)	21,151,009	14,197,055
Redrow plc(1)	1,975,362	6,787,394
Robert Walters plc	3,313,700	10,949,054
SSL International plc	1,386,150	14,177,775

		113,870,345

Total common stocks (Cost $572,540,558)		676,670,996

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.0%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $13,589,004(4) (Cost $13,589,000)	$13,589,000	13,589,000

Total investments - 99.2% (Cost $586,129,558)		690,259,996

Other assets less liabilities - 0.8%		5,542,736

Total net assets - 100.0%(5)		$695,802,732

(1)	Non-income producing security.
(2)	Non-voting shares.
(3)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds, Inc. In total, securities valued at a fair value were $7,226,855 or 1.0% of total net assets.

(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	3.125%	8/31/2013	$13,861,253

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2009
	Value	Percentage of Total Net Assets
Consumer Discretionary	$152,100,025	21.8%
Consumer Staples	143,783,477	20.7
Financials	119,491,824	17.2
Healthcare	58,320,297	8.4
Industrials	116,781,306	16.8
Information Technology	61,610,544	8.8
Materials	24,583,523	3.5

Total common stocks	676,670,996	97.2
Short-term investments	13,589,000	2.0

Total investments	690,259,996	99.2
Other assets less liabilities	5,542,736	0.8

Total net assets	$695,802,732	100.0%

CURRENCY EXPOSURE - September 30, 2009
	Value	Percentage of Total Investments
Australian dollar	$10,846,760	1.6%
Brazilian real	1,984,503	0.3
British pound	119,801,522	17.4
Canadian dollar	16,023,260	2.3
Egyptian pound	15,098,288	2.2
Euro	228,376,629	33.1
Hong Kong dollar	103,251,665	15.0
Indian rupee	1,761,393	0.2
Philippine peso	6,820,934	1.0
Singapore dollar	20,644,070	3.0
South African rand	7,308,361	1.1
Swiss franc	84,303,562	12.2
Thai baht	7,226,855	1.0
Turkish lira	27,842,696	4.0
U.S. dollar	38,969,498	5.6

Total investments	$690,259,996	100.0%

TOP TEN HOLDINGS - September 30, 2009
Company Name	Country	Percentage of Total Net Assets
Wirecard AG	Germany	7.0%
Bank Sarasin & Cie AG	Switzerland	4.6
Praktiker Bau- und Heimwerkermaerkte Holding AG	Germany	4.2
Industrial and Commercial Bank of China (Asia) Limited	Hong Kong	4.1
Coca-Cola Icecek AS	Turkey	4.0
Commercial International Bank	Egypt	3.6
Davide Campari - Milano S.p.A.	Italy	3.2
Schindler Holding AG	Switzerland	2.8
Flughafen Wien AG	Austria	2.6
Nobel Biocare Holding AG	Switzerland	2.4

Total		38.5%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value

COMMON STOCKS AND EQUITY-LINKED SECURITIES - 90.1%

BELGIUM - 0.8%
Groupe Bruxelles Lambert S.A.	174,287	$16,098,295

CANADA - 0.3%
MDS Inc.(1)	831,521	6,811,226

CHINA - 0.0%(2)
Wynn Macau Ltd.(1)(3)(4)(5)	40,100	52,156

FRANCE - 14.1%
Gemalto NV(1)	771,434	35,971,670
Publicis Groupe	1,608,706	64,525,833
Societe Television Francaise 1	4,812,308	84,575,452
Sodexo	727,664	43,593,991
Total SA	950,035	56,450,400

		285,117,346
HONG KONG - 3.3%
Guoco Group Limited	6,394,600	67,452,281

IRELAND - 2.4%
Ryanair Holdings PLC, Equity-Linked Security, 144A(1)(3)(5)(6)	9,674,019	48,521,286

JAPAN - 6.9%
Credit Saison Co., Ltd.	2,566,639	30,194,071
Daiwa Securities Group Inc.	6,767,431	34,905,816
MEITEC CORPORATION	948,152	16,097,406
SANKYO CO., LTD.	763,238	47,784,744
SEINO HOLDINGS CO., LTD.	1,095,800	9,485,174

		138,467,211
KOREA - 2.0%
Lotte Chilsung Beverage Co., Ltd.	18,021	12,312,247
SK Telecom Co., Ltd. (DR)	1,581,567	27,598,344

		39,910,591
MEXICO - 0.7%
Grupo Modelo, S.A. de C.V., Series C(1)	3,554,821	13,237,409

NETHERLANDS - 1.5%
Wolters Kluwer NV	1,460,923	31,201,777

	Shares Held	Value

SINGAPORE - 0.0%(2)
ARA Asset Management Limited	42,000	$24,151

SWITZERLAND - 18.8%
Adecco SA	1,161,509	61,757,354
Givaudan SA	87,448	65,567,013
Nestle SA	453,598	19,329,236
Novartis AG	1,729,649	86,540,867
Panalpina Welttransport Holding AG	717,385	59,257,123
Pargesa Holding SA	904,386	78,107,254
Tamedia AG	110,411	8,416,934

		378,975,781
UNITED KINGDOM - 26.6%
Cadbury PLC	1,910,484	24,517,537
Carpetright PLC	1,807,670	23,125,885
Compass Group PLC	8,130,336	49,674,176
Diageo plc	4,217,596	64,707,421
Experian PLC	11,868,964	99,868,625
Home Retail Group plc	6,379,227	27,720,123
Lancashire Holdings Ltd	3,133,361	25,588,759
Royal Dutch Shell PLC, Class A	1,381,965	39,535,907
Savills Plc	4,373,849	23,248,980
Signet Jewelers Ltd.(1)	3,212,986	84,597,921
Unilever PLC (DR)	2,340,290	67,119,517
Vitec Group PLC	1,221,882	7,127,546

		536,832,397
UNITED STATES - 12.7%
Accenture PLC, Class A	672,488	25,063,628
Arch Capital Group Ltd.(1)	1,276,234	86,196,844
Covidien plc	1,941,670	83,996,644
Tyco Electronics Ltd.	2,785,447	62,059,759

		257,316,875

Total common stocks and equity-linked securities (Cost $1,630,055,927)		1,820,018,782

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 9.3%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $188,093,052(7) (Cost $188,093,000)	$188,093,000	$188,093,000

Total investments - 99.4% (Cost $1,818,148,927)		2,008,111,782

Other assets less liabilities - 0.6%		11,633,870

Total net assets - 100.0%(8)		$2,019,745,652

(1)	Non-income producing security.
(2)	Represents less than 0.1% of total net assets.
(3)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds, Inc. In total, securities valued at a fair value were $48,573,442 or 2.4% of total net assets.

(4)

Security has been determined to be illiquid under procedures established by the board of directors of Artisan Funds, Inc. In total, the value of securities determined to be illiquid were $52,156, or less than 0.1% of total net assets.

(5)

Securities are restricted and were acquired in a transaction under Rule 144A of the Securities Act of 1933. Restricted securities may be resold in transactions exempt from registration normally to qualified institutional buyers. Ryanair Holdings PLC was acquired on various dates from September 17, 2008 to September 23, 2009 at an aggregate cost of $39,429,745. Wynn Macau Ltd. was acquired on September 30, 2009 at an aggregate cost of $52,682. In total, the value of restricted securities held by the Fund was $48,573,442 or 2.4% of total net assets.

(6)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(i) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(7)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	5.125%	5/15/2016	$57,915,000
U.S. Treasury Bond	2.675	2/29/2016	133,942,050

			$191,857,050

(8)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2009
	Value	Percentage of Total Net Assets
Consumer Discretionary	$472,396,538	23.4%
Consumer Staples	201,223,367	10.0
Energy	95,986,307	4.7
Financials	361,816,451	17.9
Healthcare	177,348,737	8.8
Industrials	294,986,968	14.6
Information Technology	123,095,057	6.1
Materials	65,567,013	3.2
Telecommunication Services	27,598,344	1.4

Total common stocks	1,820,018,782	90.1
Short-term investments	188,093,000	9.3

Total investments	2,008,111,782	99.4
Other assets less liabilities	11,633,870	0.6

Total net assets	$2,019,745,652	100.0%

CURRENCY EXPOSURE - September 30, 2009
	Value	Percentage of Total Investments
British pound	$345,579,052	17.2%
Canadian dollar	6,811,226	0.3
Euro	420,474,611	20.9
Hong Kong dollar	67,504,437	3.4
Japanese yen	138,467,211	6.9
Korean won	12,312,247	0.6
Mexican peso	13,237,409	0.7
Singapore dollar	24,151	0.0 [1]
Swiss franc	378,975,781	18.9
U.S. dollar	624,725,657	31.1

Total investments	$2,008,111,782	100.0%

(1)	Represents less than 0.1% of total investments.

TOP TEN HOLDINGS - September 30, 2009
Company Name	Country	Percentage of Total Net Assets
Experian PLC	United Kingdom	4.9%
Novartis AG	Switzerland	4.3
Arch Capital Group Ltd.	United States	4.3
Signet Jewelers Ltd.	United Kingdom	4.2
Societe Television Francaise 1	France	4.2
Covidien plc	United States	4.2
Pargesa Holding SA	Switzerland	3.9
Guoco Group Limited	Hong Kong	3.3
Unilever plc	United Kingdom	3.3
Givaudan SA	Switzerland	3.2

Total		39.8%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value

COMMON STOCKS AND EXCHANGE TRADED FUNDS - 96.4%

CONSUMER DISCRETIONARY - 16.0%
Auto Components - 2.4%
BorgWarner Inc.	1,334,099	$40,369,836
Johnson Controls, Inc.	2,278,062	58,227,265

		98,597,101
Distributors - 0.8%
LKQ Corporation(1)	1,785,901	33,110,605

Hotels, Restaurants & Leisure - 4.2%
Chipotle Mexican Grill, Inc., Class A(1)	226,800	22,010,940
Ctrip.com International Limited (DR)(1)(2)	451,600	26,549,564
Home Inns & Hotels Management, Inc. (DR)(1)(2)	698,700	20,856,195
Panera Bread Company, Class A(1)	378,200	20,801,000
Starbucks Corporation(1)	567,283	11,714,394
Starwood Hotels & Resorts Worldwide, Inc.	1,475,622	48,739,795
YUM! Brands, Inc.	668,932	22,583,144

		173,255,032
Household Durables - 0.6%
Harman International Industries, Incorporated	683,300	23,150,204

Multiline Retail - 3.4%
Kohl’s Corporation(1)	2,451,064	139,833,201

Specialty Retail - 3.7%
Best Buy Co., Inc.	719,674	27,002,168
CarMax, Inc.(1)	1,203,600	25,155,240
Dick’s Sporting Goods, Inc., Class A(1)	2,024,300	45,344,320
O’Reilly Automotive, Inc.(1)	1,013,900	36,642,346
Williams-Sonoma, Inc.	1,018,200	20,598,186

		154,742,260
Textiles, Apparel & Luxury Goods - 0.9%
Coach, Inc.	1,137,200	37,436,624

	Shares Held	Value

CONSUMER STAPLES - 3.0%
Beverages - 2.1%
Hansen Natural Corporation(1)	2,395,912	$88,025,807

Food Products - 0.2%
Bunge Limited	137,588	8,614,385

Personal Products - 0.7%
Avon Products, Inc.	818,700	27,803,052

ENERGY - 2.1%
Energy Equipment & Services - 1.1%
Cameron International Corporation(1)	226,400	8,562,448
Dresser-Rand Group Inc.(1)	925,896	28,767,589
Smith International, Inc.	335,058	9,616,165

		46,946,202
Oil, Gas & Consumable Fuels - 1.0%
Range Resources Corporation	863,331	42,614,018

FINANCIALS - 6.5%
Capital Markets - 3.2%
Greenhill & Co., Inc.	554,886	49,706,688
Invesco Limited	1,731,915	39,418,385
TD Ameritrade Holding Corporation(1)	2,255,300	44,248,986

		133,374,059
Commercial Banks - 1.1%
Fifth Third Bancorp	2,049,300	20,759,409
HDFC Bank Ltd. (DR)(2)	225,948	26,745,465

		47,504,874
Diversified Financial Services - 1.6%
CME Group Inc., Class A	100,141	30,862,455
IntercontinentalExchange, Inc.(1)	365,600	35,532,664

		66,395,119
Real Estate Management & Development - 0.6%
The St. Joe Company(1)	910,387	26,510,469

HEALTHCARE - 17.8%
Health Care Equipment & Supplies - 3.9%
C.R. Bard, Inc.	828,955	65,164,153

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Equipment & Supplies (Continued)
Intuitive Surgical, Inc.(1)	172,312	$45,188,822
NuVasive, Inc.(1)	1,196,270	49,956,235

		160,309,210
Health Care Providers & Services - 1.2%
Community Health Systems, Inc.(1)	1,591,800	50,826,174

Health Care Technology - 6.3%
athenahealth, Inc.(1)	833,900	31,996,743
Cerner Corporation(1)	2,823,700	211,212,760
Quality Systems, Inc.	318,161	19,589,173

		262,798,676
Life Sciences Tools & Services - 2.2%
Illumina, Inc.(1)	2,140,796	90,983,830

Pharmaceuticals - 4.2%
Allergan, Inc.	3,061,861	173,791,230

INDUSTRIALS - 13.2%
Aerospace & Defense - 2.4%
Precision Castparts Corp.	982,220	100,058,751

Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	292,102	16,868,891
Expeditors International of Washington, Inc.	395,927	13,916,834

		30,785,725
Building Products - 0.7%
Owens Corning(1)	1,380,363	30,989,149

Construction & Engineering - 3.2%
AECOM Technology Corporation(1)	274,200	7,441,788
Fluor Corporation	1,336,419	67,956,906
Quanta Services, Inc.(1)	2,552,128	56,478,593

		131,877,287
Electrical Equipment - 2.4%
First Solar, Inc.(1)	252,555	38,605,557
Roper Industries, Inc.	1,170,054	59,649,353

		98,254,910
Machinery - 1.1%
PACCAR Inc	1,154,306	43,528,879

Professional Services - 1.2%
IHS Inc., Class A(1)	267,500	13,677,275
Robert Half International Inc.	1,415,466	35,414,959

		49,092,234

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Road & Rail - 1.0%
J.B. Hunt Transport Services, Inc.	1,339,226	$43,029,331

Trading Companies & Distributors - 0.5%
Watsco, Inc.	400,000	21,564,000

INFORMATION TECHNOLOGY - 34.7%
Communications Equipment - 3.6%
CommScope, Inc.(1)	1,332,600	39,884,718
Juniper Networks, Inc.(1)	2,543,127	68,715,292
Polycom, Inc.(1)	1,128,000	30,174,000
Riverbed Technology, Inc.(1)	472,100	10,367,316

		149,141,326
Computers & Peripherals - 0.9%
NetApp, Inc.(1)	1,334,975	35,617,133

Electronic Equipment & Instruments - 3.2%
Agilent Technologies, Inc.(1)	3,388,100	94,290,823
Trimble Navigation Limited(1)	1,607,099	38,425,737

		132,716,560
Internet Software & Services - 1.6%
MercadoLibre, Inc.(1)	695,200	26,737,392
NetEase.com, Inc. (DR)(1)(2)	302,300	13,809,064
VistaPrint Limited(1)	470,200	23,862,650

		64,409,106
IT Services - 2.7%
Cognizant Technology Solutions Corporation, Class A(1)	709,000	27,409,940
The Western Union Company	4,473,347	84,635,725

		112,045,665
Semiconductors & Semiconductor Equipment - 10.2%
Analog Devices, Inc.	3,058,566	84,355,250
ARM Holdings PLC (DR)(2)	6,828,200	47,797,400
Broadcom Corporation, Class A(1)	3,142,019	96,428,563
Cree, Inc.(1)	1,585,411	58,263,854
MEMC Electronic Materials, Inc.(1)	2,889,098	48,045,700
NVIDIA Corporation(1)	5,715,076	85,897,592

		420,788,359
Software - 12.5%
Adobe Systems Incorporated(1)	439,200	14,511,168
ANSYS, Inc.(1)	1,306,000	48,935,820
AsiaInfo Holdings, Inc.(1)	663,600	13,252,092
Autodesk, Inc.(1)	2,647,337	63,006,621
Blackboard Inc.(1)	930,700	35,161,846
Citrix Systems, Inc.(1)	2,302,160	90,313,737
Electronic Arts Inc.(1)	3,320,035	63,246,667

	Shares Held	Value

INFORMATION TECHNOLOGY (CONTINUED)
Software (Continued)
Intuit Inc.(1)	536,057	$15,277,624
Mc Afee, Inc.(1)	459,728	20,131,489
Red Hat, Inc.(1)	2,033,688	56,211,136
salesforce.com, inc.(1)	570,435	32,474,865
Shanda Interactive Entertainment Ltd, (DR)(1)(2)	390,268	19,981,722
VMware, Inc., Class A(1)	1,110,402	44,604,848

		517,109,635
MATERIALS - 2.4%
Chemicals - 2.4%
Agrium Inc.(2)	1,177,700	58,637,683
Ecolab Inc.	875,518	40,475,197

		99,112,880
EXCHANGE TRADED FUNDS - 0.7%
iShares Russell Midcap Growth Index Fund	683,700	29,077,761

Total common stocks and exchange traded funds (Cost $3,327,181,109)		3,995,820,823

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.8%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $155,263,043(3) (Cost $155,263,000)	$155,263,000	155,263,000

Total investments - 100.2% (Cost $3,482,444,109)		4,151,083,823

Other assets less liabilities - (0.2%)		(8,018,140)

Total net assets - 100.0%(4)		$4,143,065,683

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Agrium Inc.	Canada	U.S. dollar
ARM Holdings PLC (DR)	United Kingdom
Ctrip.com International Limited (DR)	China	U.S. dollar
HDFC Bank Ltd. (DR)	India	U.S. dollar
Home Inns & Hotels Management, Inc. (DR)	China	U.S. dollar
NetEase.com, Inc. (DR)	China	U.S. dollar
Shanda Interactive Entertainment Ltd, (DR)	China	U.S. dollar

(3)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	3.125%	8/31/2013	$158,370,849

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2009
Company Name	Country	Percentage of Total Net Assets
Cerner Corporation	United States	5.1%
Allergan, Inc.	United States	4.2
Kohl’s Corporation	United States	3.4
Precision Castparts Corp.	United States	2.4
Broadcom Corporation	United States	2.3
Agilent Technologies, Inc.	United States	2.3
Illumina, Inc.	United States	2.2
Citrix Systems, Inc.	United States	2.2
Hansen Natural Corporation	United States	2.1
NVIDIA Corporation	United States	2.1

Total		28.3%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP VALUE FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value
COMMON STOCKS - 92.6%

CONSUMER DISCRETIONARY - 12.3%
Auto Components - 1.2%
BorgWarner Inc.	1,821,400	$55,115,564

Diversified Consumer Services - 1.4%
H&R Block, Inc.	3,408,600	62,650,068

Hotels, Restaurants & Leisure - 2.5%
Burger King Holdings, Inc.	4,309,000	75,795,310
Carnival Corporation	1,243,400	41,380,352

		117,175,662
Household Durables - 1.4%
Mohawk Industries, Inc.(1)	1,369,800	65,325,762

Leisure Equipment & Products - 1.7%
Mattel, Inc.	4,155,400	76,708,684

Media - 3.7%
Marvel Entertainment, Inc.(1)	1,545,900	76,707,558
Omnicom Group Inc.	2,617,200	96,679,368

		173,386,926
Specialty Retail - 0.4%
AutoZone, Inc.(1)	122,400	17,897,328

CONSUMER STAPLES - 6.9%
Food & Staples Retailing - 3.8%
The Kroger Co.	5,050,700	104,246,448
Sysco Corporation	2,922,500	72,624,125

		176,870,573
Food Products - 3.1%
Campbell Soup Company	2,204,000	71,894,480
H.J. Heinz Company	1,798,400	71,486,400

		143,380,880
ENERGY - 10.3%
Energy Equipment & Services - 4.9%
Baker Hughes Incorporated	1,011,700	43,159,122
Nabors Industries Ltd.(1)	5,624,800	117,558,320
Pride International, Inc.(1)	2,118,000	64,471,920
Seahawk Drilling, Inc.(1)	33,035	1,027,058

		226,216,420
Oil, Gas & Consumable Fuels - 5.4%
Cimarex Energy Co.	2,754,990	119,346,167
EOG Resources, Inc.	960,000	80,169,600

	Shares Held	Value
ENERGY (CONTINUED)
Oil, Gas & Consumable Fuels (Continued)
Valero Energy Corporation	2,508,400	$48,637,876

		248,153,643
FINANCIALS - 13.9%
Consumer Finance - 0.3%
The Student Loan Corporation	311,400	14,448,960

Insurance - 12.1%
Alleghany Corporation(1)(2)	475,576	123,197,963
Allied World Assurance Company Holdings, Ltd	1,691,300	81,064,009
Arch Capital Group Ltd.(1)	1,414,873	95,560,522
Brown & Brown, Inc.	3,428,400	65,688,144
Fidelity National Financial, Inc.	6,559,281	98,913,958
The Progressive Corporation(1)	4,607,000	76,384,060
W. R. Berkley Corporation	776,200	19,622,336

		560,430,992
Real Estate Investment Trusts (REITS) - 1.5%
Annaly Capital Management, Inc.	3,918,200	71,076,148

HEALTHCARE - 6.8%
Health Care Equipment & Supplies - 2.7%
CareFusion Corporation(1)	945,100	20,603,180
Stryker Corporation	2,303,500	104,648,005

		125,251,185
Health Care Providers & Services - 2.7%
Cardinal Health, Inc.	1,890,200	50,657,360
CIGNA Corporation	2,693,800	75,668,842

		126,326,202
Life Sciences Tools & Services - 1.4%
Covance Inc.(1)	1,220,400	66,084,660

INDUSTRIALS - 22.9%
Aerospace & Defense - 4.5%
L-3 Communications Holdings, Inc.	979,600	78,681,472
Rockwell Collins, Inc.	2,555,100	129,799,080

		208,480,552
Commercial Services & Supplies - 2.2%
Cintas Corporation	3,351,900	101,596,089

	Shares Held	Value
INDUSTRIALS (CONTINUED)
Electrical Equipment - 4.5%
Acuity Brands, Inc.(2)	2,418,315	$77,893,926
Hubbell Inc., Class B	2,119,800	89,031,600
Thomas & Betts Corporation(1)	1,377,500	41,435,200

		208,360,726
Machinery - 1.8%
Dover Corporation	2,135,100	82,756,476

Marine - 0.8%
Alexander & Baldwin, Inc.	1,179,300	37,843,737

Professional Services - 6.3%
The Dun & Bradstreet Corporation	942,800	71,011,696
Equifax Inc.	3,213,500	93,641,390
Manpower Inc.	1,145,100	64,938,621
Robert Half International Inc.	2,387,700	59,740,254

		289,331,961
Road & Rail - 1.6%
Ryder System, Inc.	1,844,300	72,038,358

Trading Companies & Distributors - 1.2%
GATX Corporation	2,005,100	56,042,545

INFORMATION TECHNOLOGY - 16.4%
Computers & Peripherals - 1.2%
Seagate Technology	3,792,100	57,677,841

Electronic Equipment & Instruments - 6.6%
Arrow Electronics, Inc.(1)	3,315,200	93,322,880
Avnet, Inc.(1)	3,895,800	101,173,926
Ingram Micro Inc., Class A(1)	6,496,000	109,457,600

		303,954,406
IT Services - 3.3%
Hewitt Associates, Inc.(1)	2,517,800	91,723,454
SAIC, Inc.(1)	3,443,700	60,402,498

		152,125,952
Semiconductors & Semiconductor Equipment - 4.6%
Analog Devices, Inc.	2,427,700	66,955,966
Lam Research Corporation(1)	1,829,200	62,485,472
National Semiconductor Corporation	5,800,100	82,767,427

		212,208,865
Software - 0.7%
Autodesk, Inc.(1)	1,367,000	32,534,600

UTILITIES - 3.1%
Electrical Utilities - 1.5%
PPL Corporation	2,359,300	71,581,162

	Shares Held	Value
UTILITIES (CONTINUED)
Multi-Utilities - 1.6%
SCANA Corporation	2,058,100	$71,827,690

Total common stocks (Cost $3,888,805,896)		4,284,860,617

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 7.6%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $354,552,098(3) (Cost $354,552,000)	$354,552,000	354,552,000

Total investments - 100.2% (Cost $4,243,357,896)		4,639,412,617

Other assets less liabilities - (0.2%)		(11,456,191)

Total net assets - 100.0%(4)		$4,627,956,426

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.875%	7/31/2011	$95,066,400
U.S. Treasury Bond	3.125	8/31/2013	111,629,780
U.S. Treasury Bond	0.875	1/31/2011	154,950,900

			$361,647,080

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

TOP TEN HOLDINGS - September 30, 2009
Company Name	Country	Percentage of Total Net Assets
Rockwell Collins, Inc.	United States	2.8%
Alleghany Corporation	United States	2.7
Cimarex Energy Co.	United States	2.6
Nabors Industries Ltd.	United States	2.5
Ingram Micro Inc.	United States	2.4
Stryker Corporation	United States	2.3
The Kroger Co.	United States	2.3
Cintas Corporation	United States	2.2
Avnet, Inc.	United States	2.2
Fidelity National Financial, Inc.	United States	2.1

Total		24.1%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN OPPORTUNISTIC GROWTH FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value
COMMON STOCKS - 93.9%

CONSUMER DISCRETIONARY - 15.1%
Auto Components - 3.1%
Johnson Controls, Inc.	54,994	$1,405,647

Hotels, Restaurants & Leisure - 1.3%
Starbucks Corporation(1)	28,552	589,599

Multiline Retail - 5.7%
Kohl’s Corporation(1)	29,600	1,688,680
Target Corporation	19,615	915,628

		2,604,308
Specialty Retail - 2.1%
Best Buy Co., Inc.	25,050	939,876

Textiles, Apparel & Luxury Goods - 2.9%
NIKE, Inc., Class B	20,045	1,296,912

ENERGY - 4.3%
Energy Equipment & Services - 1.3%
Schlumberger Limited	10,100	601,960

Oil, Gas & Consumable Fuels - 3.0%
Petroleo Brasileiro S.A. (DR)(2)	19,025	873,248
Range Resources Corporation	10,300	508,408

		1,381,656
FINANCIALS - 7.8%
Capital Markets - 0.9%
Invesco Limited	18,319	416,940

Diversified Financial Services - 6.9%
Bank of America Corporation	69,000	1,167,480
CME Group Inc., Class A	2,035	627,167
JPMorgan Chase & Co.	31,075	1,361,706

		3,156,353
HEALTHCARE - 12.6%
Health Care Equipment & Supplies - 2.2%
C.R. Bard, Inc.	12,825	1,008,173

Health Care Providers & Services - 1.8%
Community Health Systems, Inc.(1)	25,300	807,829

Health Care Technology - 3.9%
Cerner Corporation(1)	23,690	1,772,012

Pharmaceuticals - 4.7%
Allergan, Inc.	38,075	2,161,137

	Shares Held	Value
INDUSTRIALS - 10.9%
Construction & Engineering - 1.4%
Quanta Services, Inc.(1)	28,675	$634,578

Electrical Equipment - 6.2%
ABB Limited (DR)(1)(2)	34,500	691,380
First Solar, Inc.(1)	6,485	991,297
Gamesa Corporacion Tecnologica, S.A.(2)	51,725	1,158,840

		2,841,517
Machinery - 1.0%
PACCAR Inc	12,500	471,375

Road & Rail - 2.3%
CSX Corporation	24,700	1,033,942

INFORMATION TECHNOLOGY - 41.8%
Communications Equipment - 5.6%
Tandberg ASA(2)	58,074	1,390,494
Telefonaktiebolaget LM Ericsson, Class B (DR)(2)	115,400	1,156,308

		2,546,802
Computers & Peripherals - 8.9%
Apple Inc.(1)	10,750	1,992,727
EMC Corporation(1)	121,600	2,072,064

		4,064,791
Electronic Equipment & Instruments - 4.3%
Agilent Technologies, Inc.(1)	42,000	1,168,860
Corning Incorporated	51,200	783,872

		1,952,732
Internet Software & Services - 5.7%
eBay Inc.(1)	69,600	1,643,256
Google Inc., Class A(1)	1,935	959,470

		2,602,726
IT Services - 2.0%
Visa Inc., Class A	13,000	898,430

Semiconductors & Semiconductor Equipment - 10.0%
ARM Holdings PLC(2)	497,500	1,141,735
Broadcom Corporation, Class A(1)	49,625	1,522,991
MEMC Electronic Materials, Inc.(1)	47,400	788,262
NVIDIA Corporation(1)	73,320	1,102,000

		4,554,988

	Shares Held	Value
INFORMATION TECHNOLOGY (CONTINUED)
Software - 5.3%
Activision Blizzard, Inc.(1)	80,900	$1,002,351
Citrix Systems, Inc.(1)	35,800	1,404,434

		2,406,785
MATERIALS - 1.4%
Chemicals - 1.4%
The Mosaic Company	12,865	618,421

Total common stocks (Cost $35,377,647)		42,769,489

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 8.2%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $3,758,001(3) (Cost $3,758,000)	$3,758,000	3,758,000

Total investments - 102.1% (Cost $39,135,647)		46,527,489

Other assets less liabilities - (2.1%)		(970,449)

Total net assets - 100.0%(4)		$45,557,040

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
ABB Limited (DR)	Switzerland	US dollar
ARM Holdings PLC	United Kingdom	British pound
Gamesa Corporacion Tecnologica, S.A.	Spain	Euro
Petroleo Brasileiro S.A. (DR)	Brazil	US dollar
Tandberg ASA	Norway	Norwegian krone
Telefonaktiebolaget LM Ericsson, Class B (DR)	Sweden	US dollar

(3)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	2.625%	7/31/2014	$3,835,975

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

CURRENCY EXPOSURE - September 30, 2009
	Value	Percentage of Total Investments
British pound	$1,141,735	2.4%
Euro	1,158,840	2.5
Norwegian krone	1,390,494	3.0
U.S. dollar	42,836,420	92.1

Total investments	$46,527,489	100.0%

TOP TEN HOLDINGS - September 30, 2009
Company Name	Country	Percentage of Total Net Assets
Allergan, Inc.	United States	4.7%
EMC Corporation	United States	4.5
Apple Inc.	United States	4.4
Cerner Corporation	United States	3.9
Kohl’s Corporation	United States	3.7
eBay Inc.	United States	3.6
Broadcom Corporation	United States	3.3
Johnson Controls, Inc.	United States	3.1
Citrix Systems, Inc.	United States	3.1
Tandberg ASA	Norway	3.1

Total		37.4%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN OPPORTUNISTIC VALUE FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value
COMMON STOCKS - 97.1%

CONSUMER DISCRETIONARY - 12.6%
Hotels, Restaurants & Leisure - 3.7%
Carnival Corporation	34,900	$1,161,472
McDonald’s Corporation	98,400	5,615,688

		6,777,160
Household Durables - 1.8%
Mohawk Industries, Inc.(1)	68,300	3,257,227

Media - 7.1%
Comcast Corporation, Class A Special(2)	327,100	5,259,768
Omnicom Group Inc.	107,000	3,952,580
The Walt Disney Company	130,400	3,580,784

		12,793,132
CONSUMER STAPLES - 14.2%
Food & Staples Retailing - 7.0%
The Kroger Co.	287,100	5,925,744
Wal-Mart Stores, Inc.	138,500	6,798,965

		12,724,709
Food Products - 5.2%
Nestle SA(3)	122,400	5,215,849
Unilever PLC (DR)(3)	144,200	4,135,656

		9,351,505
Tobacco - 2.0%
Philip Morris International Inc.	73,500	3,582,390

ENERGY - 5.8%
Energy Equipment & Services - 3.3%
Nabors Industries Ltd.(1)	286,500	5,987,850

Oil, Gas & Consumable Fuels - 2.5%
Apache Corporation	49,200	4,518,036

FINANCIALS - 18.9%
Insurance - 16.9%
ACE Limited(1)	54,000	2,886,840
The Allstate Corporation	129,850	3,976,007
Arch Capital Group Ltd.(1)	69,700	4,707,538
Berkshire Hathaway Inc., Class B(1)	2,410	8,008,430
The Chubb Corporation	55,900	2,817,919
Fidelity National Financial, Inc.	285,500	4,305,340
The Progressive Corporation(1)	233,000	3,863,140

		30,565,214

	Shares Held	Value
FINANCIALS - (CONTINUED)
Real Estate Investment Trusts (REITS) - 2.0%
Annaly Capital Management, Inc.	201,000	$3,646,140

HEALTHCARE - 10.8%
Health Care Equipment & Supplies - 2.6%
Stryker Corporation	102,200	4,642,946

Health Care Providers & Services - 1.9%
CIGNA Corporation	121,300	3,407,317

Pharmaceuticals - 6.3%
Johnson & Johnson	88,800	5,407,032
Pfizer Inc.	366,700	6,068,885

		11,475,917
INDUSTRIALS - 8.3%
Aerospace & Defense - 8.3%
Lockheed Martin Corporation	122,200	9,541,376
Rockwell Collins, Inc.	107,900	5,481,320

		15,022,696
INFORMATION TECHNOLOGY - 26.5%
Communications Equipment - 2.5%
Nokia Corporation (DR)(3)	312,800	4,573,136

Computers & Peripherals - 6.3%
Dell Inc.(1)	206,800	3,155,768
Hewlett-Packard Company	177,100	8,360,891

		11,516,659
Electronic Equipment & Instruments - 6.8%
Avnet, Inc.(1)	134,200	3,485,174
Corning Incorporated	178,600	2,734,366
Ingram Micro Inc., Class A(1)	360,500	6,074,425

		12,293,965
IT Services - 3.8%
Accenture PLC, Class A	186,200	6,939,674

Semiconductors & Semiconductor Equipment - 2.8%
Texas Instruments Incorporated	213,400	5,055,446

	Shares Held	Value
INFORMATION TECHNOLOGY (CONTINUED)
Software - 4.3%
Microsoft Corporation	299,900	$7,764,411

Total common stocks (Cost $165,072,349)		175,895,530

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 5.7%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $10,305,003(4) (Cost $10,305,000)	$10,305,000	10,305,000

Total investments - 102.8% (Cost $175,377,349)		186,200,530

Other assets less liabilities - (2.8%)		(5,090,555)

Total net assets - 100.0%(5)		$181,109,975

(1)	Non-income producing security.
(2)	Non-voting shares.
(3)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Nestle SA	Switzerland	Swiss franc
Nokia Corporation (DR)	Finland	U.S. dollar
Unilever PLC (DR)	United Kingdom	U.S. dollar

(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.625%	8/31/2011	$2,870,543
U.S. Treasury Bond	1.750	3/31/2014	93,219
U.S. Treasury Bond	3.250	5/31/2016	811,494
U.S. Treasury Bond	2.625	6/30/2014	781,256
U.S. Treasury Bond	2.625	7/31/2014	5,957,463

			$10,513,975

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2009
Company Name	Country	Percentage of Total Net Assets
Lockheed Martin Corporation	United States	5.3%
Hewlett-Packard Company	United States	4.6
Berkshire Hathaway Inc.	United States	4.4
Microsoft Corporation	United States	4.3
Accenture PLC	United States	3.8
Wal-Mart Stores, Inc.	United States	3.8
Ingram Micro Inc.	United States	3.4
Pfizer Inc.	United States	3.4
Nabors Industries Ltd.	United States	3.3
The Kroger Co.	United States	3.3

Total		39.6%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN SMALL CAP FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value
COMMON STOCKS - 95.6%

CONSUMER DISCRETIONARY - 10.1%
Distributors - 2.1%
LKQ Corporation(1)	501,000	$9,288,540

Hotels, Restaurants & Leisure - 2.0%
Life Time Fitness, Inc.(1)	130,600	3,663,330
WMS Industries(1)	117,600	5,240,256

		8,903,586
Specialty Retail - 4.6%
The Gymboree Corporation(1)	105,200	5,089,576
Hibbett Sports, Inc.(1)	390,350	7,116,081
Monro Muffler Brake, Inc.	33,200	1,055,428
PETsMART, Inc.	309,200	6,725,100

		19,986,185
Textiles, Apparel & Luxury Goods - 1.4%
Iconix Brand Group, Inc.(1)	497,400	6,202,578

CONSUMER STAPLES - 3.7%
Food Products - 1.8%
Flowers Foods, Inc.	305,000	8,018,450

Personal Products - 1.9%
Bare Escentuals, Inc.(1)	494,500	5,879,605
Chattem, Inc.(1)	39,000	2,589,990

		8,469,595
ENERGY - 7.4%
Energy Equipment & Services - 4.4%
Atwood Oceanics, Inc.(1)	160,800	5,671,416
Core Laboratories N.V.	60,600	6,247,254
Dril-Quip, Inc.(1)	90,400	4,487,456
Helmerich & Payne, Inc.	67,600	2,672,228

		19,078,354
Oil, Gas & Consumable Fuels - 3.0%
Carrizo Oil & Gas, Inc.(1)	248,800	6,093,112
Comstock Resources, Inc.(1)	171,600	6,877,728

		12,970,840
FINANCIALS - 7.4%
Capital Markets - 5.0%
Ares Capital Corporation	1,075,161	11,848,274
Artio Global Investors Inc., Class A(1)	68,200	1,783,430
Greenhill & Co., Inc.	26,100	2,338,038
Investment Technology Group, Inc.(1)	206,500	5,765,480

		21,735,222
Commercial Banks - 0.6%
MB Financial, Inc.	118,500	2,484,945

	Shares Held	Value
FINANCIALS (CONTINUED)
Insurance - 1.8%
Reinsurance Group of America, Incorporated	161,400	$7,198,440
Selective Insurance Group, Inc.	52,200	821,106

		8,019,546
HEALTHCARE - 14.8%
Biotechnology - 1.2%
AMAG Pharmaceuticals, Inc.(1)	57,600	2,515,968
Cepheid(1)	190,300	2,515,766

		5,031,734
Health Care Equipment & Supplies - 1.4%
Masimo Corporation(1)	161,200	4,223,440
Wright Medical Group, Inc.(1)	98,700	1,762,782

		5,986,222
Health Care Providers & Services - 7.3%
Catalyst Health Solutions, Inc.(1)	219,800	6,407,170
Clarient, Inc.(1)	639,200	2,691,032
Genoptix, Inc.(1)	202,100	7,029,038
PSS World Medical, Inc.(1)	413,000	9,015,790
Psychiatric Solutions, Inc.(1)	245,200	6,561,552

		31,704,582
Health Care Technology - 3.0%
athenahealth, Inc.(1)	110,800	4,251,396
Phase Forward Incorporated(1)	642,600	9,022,104

		13,273,500
Life Sciences Tools & Services - 1.9%
ICON PLC (DR)(1)(2)	336,400	8,238,436

INDUSTRIALS - 20.6%
Aerospace & Defense - 1.7%
AAR CORP.(1)	331,200	7,266,528

Air Freight & Logistics - 1.4%
UTi Worldwide Inc.	421,800	6,107,664

Airlines - 1.2%
Allegiant Travel Company(1)	134,400	5,119,296

Commercial Services & Supplies - 6.5%
Clean Harbors, Inc.(1)	78,500	4,416,410
Corrections Corporation of America(1)	321,400	7,279,710
The GEO Group, Inc.(1)	292,000	5,889,640
Waste Connections, Inc.(1)	370,625	10,696,238

		28,281,998

	Shares Held	Value
INDUSTRIALS (CONTINUED)
Electrical Equipment - 0.8%
Regal-Beloit Corporation	72,400	$3,309,404

Machinery - 5.0%
Actuant Corporation	289,800	4,654,188
Astec Industries, Inc.(1)	140,900	3,588,723
IDEX Corporation	169,800	4,745,910
The Middleby Corporation(1)	84,200	4,631,842
Robbins & Myers, Inc.	176,300	4,139,524

		21,760,187
Professional Services - 1.4%
FTI Consulting, Inc.(1)	140,400	5,982,444

Road & Rail - 1.3%
Old Dominion Freight Line, Inc.(1)	193,900	5,900,377

Transportation Infrastructure - 1.3%
Aegean Marine Petroleum Network Inc.(2)	262,100	5,897,250

INFORMATION TECHNOLOGY - 28.9%
Communications Equipment - 3.4%
Avocent Corporation(1)	470,300	9,532,981
Riverbed Technology, Inc.(1)	247,000	5,424,120

		14,957,101
Computers & Peripherals - 0.6%
STEC, Inc.(1)	93,400	2,745,026

Electronic Equipment & Instruments - 1.7%
Brightpoint, Inc.(1)	856,600	7,495,250

Internet Software & Services - 5.0%
Equinix, Inc.(1)	87,000	8,004,000
GSI Commerce, Inc.(1)	297,500	5,744,725
Omniture, Inc.(1)	381,500	8,179,360

		21,928,085
IT Services - 4.0%
Euronet Worldwide, Inc.(1)	488,180	11,730,965
ManTech International Corporation, Class A(1)	121,900	5,748,804

		17,479,769
Semiconductors & Semiconductor Equipment - 4.2%
Atheros Communications, Inc.(1)	182,300	4,836,419
Microsemi Corporation(1)	409,400	6,464,426
Tessera Technologies, Inc.(1)	217,500	6,066,075
Varian Semiconductor Equipment Associates, Inc.(1)	25,900	850,556

		18,217,476

	Shares Held	Value
INFORMATION TECHNOLOGY (CONTINUED)
Software - 10.0%
ANSYS, Inc.(1)	160,800	$6,025,176
CommVault Systems, Inc.(1)	301,800	6,262,350
Concur Technologies, Inc.(1)	128,700	5,117,112
Informatica Corporation(1)	346,200	7,817,196
Progress Software Corporation(1)	245,800	5,567,370
Quest Software, Inc.(1)	239,700	4,038,945
Rovi Corporation(1)	215,800	7,250,880
Solarwinds Inc(1)	82,500	1,817,475

		43,896,504
MATERIALS - 1.3%
Chemicals - 1.3%
Albemarle Corporation	170,000	5,882,000

UTILITIES - 1.4%
Electrical Utilities - 1.4%
ITC Holdings Corp.	137,700	6,258,465

Total common stocks (Cost $303,609,428)		417,877,139

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.4%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $19,147,005(3) (Cost $19,147,000)	$19,147,000	19,147,000

Total investments - 100.0% (Cost $322,756,428)		437,024,139

Other assets less liabilities - 0.0%(4)		(28,427)

Total net assets - 100.0%(5)		$436,995,712

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Aegean Marine Petroleum Network Inc.	Greece	U.S. dollar
ICON PLC (DR)	Ireland	U.S. dollar

(3)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	1.750%	3/31/2014	$19,531,781

(4)	Represents less than 0.1% of total net assets.
(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2009
Company Name	Country	Percentage of Total Net Assets
Ares Capital Corporation	United States	2.7%
Euronet Worldwide, Inc.	United States	2.7
Waste Connections, Inc.	United States	2.4
Avocent Corporation	United States	2.2
LKQ Corporation	United States	2.1
Phase Forward Incorporated	United States	2.1
PSS World Medical, Inc.	United States	2.1
ICON PLC	Ireland	1.9
Omniture, Inc.	United States	1.9
Flowers Foods, Inc.	United States	1.8

Total		21.9%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN SMALL CAP VALUE FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value
COMMON STOCKS - 91.9%

CONSUMER DISCRETIONARY - 5.8%
Diversified Consumer Services - 0.5%
Matthews International Corporation	269,500	$9,534,910

Hotels, Restaurants & Leisure - 2.1%
International Speedway Corporation, Class A	873,400	24,079,638
Jack in the Box Inc.(1)	990,800	20,301,492

		44,381,130
Media - 2.4%
Marvel Entertainment, Inc.(1)	381,000	18,905,220
Meredith Corporation	849,100	25,422,054
World Wrestling Entertainment, Inc., Class A	551,600	7,727,916

		52,055,190
Specialty Retail - 0.8%
Rent-A-Center, Inc.(1)	955,785	18,045,221

CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 0.9%
Ruddick Corporation	761,200	20,263,144

Food Products - 0.5%
Sanderson Farms, Inc.	277,300	10,437,572

Tobacco - 1.2%
Universal Corporation	630,100	26,350,782

ENERGY - 7.8%
Energy Equipment & Services - 5.4%
Cal Dive International, Inc.(1)	2,539,988	25,120,481
Parker Drilling Company(1)	2,951,500	16,115,190
Patterson-UTI Energy, Inc.	1,440,800	21,756,080
RPC, Inc.	1,612,400	16,897,952
Seahawk Drilling, Inc.(1)	366,100	11,382,049
Superior Energy Services, Inc.(1)	1,107,700	24,945,404

		116,217,156
Oil, Gas & Consumable Fuels - 2.4%
Forest Oil Corporation(1)	1,264,900	24,754,093
Holly Corporation	798,100	20,447,322
St. Mary Land & Exploration Company	204,300	6,631,578

		51,832,993

	Shares Held	Value
FINANCIALS - 8.6%
Consumer Finance - 0.6%
The Student Loan Corporation	298,300	$13,841,120

Diversified Financial Services - 1.1%
PICO Holdings, Inc.(1)	695,400	23,191,590

Insurance - 6.3%
Allied World Assurance Company Holdings, Ltd	366,900	17,585,517
Aspen Insurance Holdings Limited	143,200	3,790,504
Assured Guaranty Ltd.	901,700	17,511,014
Endurance Specialty Holdings Ltd.	237,500	8,661,625
Max Capital Group Ltd.	574,300	12,272,791
Platinum Underwriters Holdings, Ltd.	603,800	21,640,192
Stewart Information Services Corporation(2)	1,120,678	13,862,787
Willis Group Holdings Limited	388,746	10,970,412
Zenith National Insurance Corp.	925,700	28,604,130

		134,898,972
Real Estate Investment Trusts (REITS) - 0.6%
Cousins Properties Incorporated	998,686	8,269,120
Hatteras Financial Corporation	169,645	5,085,957

		13,355,077
HEALTHCARE - 5.6%
Health Care Equipment & Supplies - 1.6%
CONMED Corporation(1)	1,066,900	20,452,473
National Dentex Corporation(1)	257,300	2,192,196
STERIS Corporation	353,000	10,748,850

		33,393,519
Health Care Providers & Services - 2.5%
AMN Healthcare Services, Inc.(1)(2)	2,231,300	21,219,663
Cross Country Healthcare, Inc.(1)(2)	2,147,700	19,995,087
HealthSpring, Inc.(1)	936,900	11,477,025
Medical Staffing Network Holdings, Inc.(1)(2)	1,577,900	867,845

		53,559,620
Life Sciences Tools & Services - 1.5%
Varian Inc.(1)	631,300	32,234,178

INDUSTRIALS - 22.8%
Aerospace & Defense - 1.1%
Spirit AeroSystems Holdings, Inc., Class A(1)	1,308,900	23,638,734

	Shares Held	Value
INDUSTRIALS (CONTINUED)
Aerospace & Defense (Continued)
Teledyne Technologies Incorporated(1)	14,200	$511,058

		24,149,792
Building Products - 1.4%
Quanex Building Products Corporation(2)	2,030,475	29,157,621

Commercial Services & Supplies - 0.4%
Sykes Enterprises, Incorporated(1)	445,300	9,271,146

Construction & Engineering - 2.6%
Comfort Systems USA, Inc.	1,700,600	19,709,954
EMCOR Group, Inc.(1)	1,113,500	28,193,820
Granite Construction Incorporated	243,500	7,533,890

		55,437,664
Electrical Equipment - 3.3%
Acuity Brands, Inc.(2)	897,200	28,898,812
Regal-Beloit Corporation	314,900	14,394,079
Woodward Governor Company	1,178,300	28,585,558

		71,878,449
Industrial Conglomerates - 0.5%
McDermott International, Inc.(1)	451,500	11,409,405

Machinery - 2.7%
Astec Industries, Inc.(1)	668,100	17,016,507
Harsco Corporation	131,600	4,659,956
IDEX Corporation	718,200	20,073,690
Mueller Industries, Inc.	726,300	17,336,781

		59,086,934
Marine - 0.8%
Kirby Corporation(1)	481,200	17,717,784

Professional Services - 8.2%
Diamond Management & Technology Consultants, Inc.(2)	1,658,000	11,357,300
Hudson Highland Group, Inc.(1)	1,220,200	3,709,408
Kforce Inc.(1)	1,741,662	20,934,777
Korn/Ferry International(1)	1,154,500	16,844,155
Monster Worldwide, Inc.(1)	1,656,100	28,948,628
MPS Group, Inc.(1)	2,482,400	26,114,848
School Specialty, Inc.(1)	851,600	20,199,952
TrueBlue, Inc.(1)	1,386,300	19,505,241
Watson Wyatt Worldwide, Inc.	660,600	28,775,736

		176,390,045
Road & Rail - 1.8%
Arkansas Best Corporation	694,900	20,805,306
Ryder System, Inc.	482,500	18,846,450

		39,651,756

	Shares Held	Value
INFORMATION TECHNOLOGY - 24.9%
Computers & Peripherals - 2.1%
Imation Corp.	1,010,100	$9,363,627
Intermec, Inc.(1)	884,400	12,470,040
Lexmark International, Inc., Class A(1)	1,071,900	23,088,726

		44,922,393
Electronic Equipment & Instruments - 5.0%
Anixter International Inc.(1)	248,000	9,947,280
Arrow Electronics, Inc.(1)	1,053,500	29,656,025
Benchmark Electronics, Inc.(1)	1,370,500	24,669,000
Coherent, Inc.(1)	423,800	9,883,016
Orbotech, Ltd.(1)(2)(3)	2,243,779	21,214,931
RadiSys Corporation(1)(2)	1,294,500	11,249,205

		106,619,457
Internet Software & Services - 0.6%
EarthLink, Inc.	1,500,300	12,617,523

IT Services - 3.5%
CACI International Inc(1)	472,800	22,349,256
MAXIMUS, Inc.	551,000	25,676,600
SRA International, Inc., Class A(1)	1,268,400	27,384,756

		75,410,612
Semiconductors & Semiconductor Equipment - 4.8%
Actel Corporation(1)	1,305,900	15,892,803
ATMI, Inc.(1)	604,900	10,978,935
LTX Corporation(1)	3,804,100	6,276,765
Rudolph Technologies, Inc.(1)(2)	1,922,600	14,227,240
Standard Microsystems Corporation(1)	442,600	10,272,746
Ultra Clean Holdings, Inc.(1)(2)	1,455,900	7,512,444
Ultratech, Inc.(1)(2)	1,434,300	18,975,789
Varian Semiconductor Equipment Associates, Inc.(1)	613,300	20,140,772

		104,277,494
Software - 8.9%
Fair Isaac Corporation	1,138,300	24,462,067
Jack Henry and Associates, Inc.	697,500	16,370,325
Lawson Software, Inc.(1)	4,799,000	29,945,760
Manhattan Associates, Inc.(1)(2)	1,503,300	30,366,660
MicroStrategy Incorporated, Class A(1)	503,700	36,034,698
Progress Software Corporation(1)	778,500	17,633,025
SPSS Inc.(1)	357,100	17,837,145
TIBCO Software Inc.(1)	1,369,400	12,995,606
Tyler Technologies, Inc.(1)	390,000	6,665,100

		192,310,386

	Shares Held	Value
MATERIALS - 4.7%
Chemicals - 4.3%
H.B. Fuller Company	1,293,900	$27,042,510
Olin Corporation	1,429,500	24,930,480
OM Group, Inc.(1)	574,900	17,471,211
Sensient Technologies Corporation	828,000	22,993,560

		92,437,761
Construction Materials - 0.4%
Eagle Materials Inc.	309,700	8,851,226

UTILITIES - 9.1%
Electrical Utilities - 6.9%
ALLETE, Inc.	371,100	12,457,827
Cleco Corporation	1,166,600	29,258,328
El Paso Electric Company(1)	1,766,600	31,215,822
The Empire District Electric Company	634,700	11,481,723
IDACORP, Inc.	750,500	21,606,895
Portland General Electric Company	1,350,700	26,635,804
UIL Holdings Corporation	599,600	15,823,444

		148,479,843
Gas Utilities - 0.3%
Northwest Natural Gas Company	174,000	7,248,840

Multi-Utilities - 1.9%
NorthWestern Corporation	662,800	16,192,204
Vectren Corporation	1,037,900	23,913,216

		40,105,420

Total common stocks (Cost $1,947,848,491)		1,981,023,725

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 8.0%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $172,998,048(4) (Cost $172,998,000)	$172,998,000	172,998,000

Total investments - 99.9% (Cost $2,120,846,491)		2,154,021,725

Other assets less liabilities - 0.1%		2,473,573

Total net assets - 100.0%(5)		$2,156,495,298

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	The Fund considers the company to be from Israel. See the Fund’s Statement of Additional Information for information on how a particular country is assigned. The security trades in U.S. dollars.
(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	0.875%	1/31/2011	$176,462,925

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

TOP TEN HOLDINGS - September 30, 2009
Company Name	Country	Percentage of Total Net Assets
MicroStrategy Incorporated	United States	1.7%
Varian Inc.	United States	1.5
El Paso Electric Company	United States	1.4
Manhattan Associates, Inc.	United States	1.4
Lawson Software, Inc.	United States	1.4
Arrow Electronics, Inc.	United States	1.4
Cleco Corporation	United States	1.4
Quanex Building Products Corporation	United States	1.4
Monster Worldwide, Inc.	United States	1.3
Acuity Brands, Inc.	United States	1.3

Total		14.2%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

ARTISAN FUNDS, INC.

Statements of Assets and Liabilities – September 30, 2009

GLOBAL VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$27,440,762
Short-term investments (repurchase agreements), at value	1,368,000

Total investments	28,808,762
Cash	142
Foreign currency	12
Net unrealized gain on foreign currency forward contracts	14
Receivable from investments sold	-
Receivable from fund shares sold	84,600
Dividends and interest receivable	59,782
Receivable from Adviser	123,178
Other assets	212

Total assets	29,076,702

LIABILITIES:
Net unrealized loss on foreign currency forward contracts	-
Payable for investments purchased	51,084
Payable for fund shares redeemed	4,213
Payable for operating expenses	216,354
Payable for withholding taxes	613
Payable for advisory fees	186,661
Payable for deferred directors’ compensation	212

Total liabilities	459,137

Total net assets	$28,617,565

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$25,370,560
Net unrealized appreciation on investments and foreign currency related transactions	5,537,496
Accumulated undistributed net investment income (loss)	181,509
Accumulated undistributed net realized (losses) on investments and foreign currency related transactions	(2,472,000)

$28,617,565

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$28,617,565
Institutional Shares
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	3,313,027
Institutional Shares
Net asset value, offering price and redemption price per share
Investor Shares	$8.64
Institutional Shares
Cost of securities of unaffiliated issuers held	$23,271,825
Cost of foreign currency	$12

INTERNATIONAL	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE	MID CAP

$10,505,873,685	$676,670,996	$1,820,018,782	$3,995,820,823
173,052,000	13,589,000	188,093,000	155,263,000

10,678,925,685	690,259,996	2,008,111,782	4,151,083,823
128	871	72	797
401,835	16,196	16	-
-	2,062	31,686	-
79,915,581	3,879,648	-	8,506,032
15,057,002	919,076	19,591,785	4,225,717
24,476,100	2,173,073	4,607,585	1,109,475
-	-	-	-
290,183	19,260	30,150	107,914

10,799,066,514	697,270,182	2,032,373,076	4,165,033,758

143,792	-	-	-
130,423,363	-	11,021,070	17,097,320
34,907,700	915,638	1,011,916	3,095,952
2,981,648	218,714	476,236	1,666,889
2,465,104	313,838	88,052	-
-	-	-	-
290,183	19,260	30,150	107,914

171,211,790	1,467,450	12,627,424	21,968,075

$10,627,854,724	$695,802,732	$2,019,745,652	$4,143,065,683

$11,868,599,481	$721,018,417	$1,967,058,381	$4,266,824,330
1,346,777,765	103,906,489	190,022,967	668,639,714
129,049,002	4,947,196	13,816,491	(104,290)
(2,716,571,524)	(134,069,370)	(151,152,187)	(792,294,071)

$10,627,854,724	$695,802,732	$2,019,745,652	$4,143,065,683

$7,715,112,723	$695,802,732	$1,739,544,556	$3,688,551,659
$2,912,742,001		$280,201,096	$454,514,024

382,746,599	41,771,960	76,204,498	151,891,040
143,548,544		12,273,119	18,182,226

$20.16	$16.66	$22.83	$24.28
$20.29		$22.83	$25.00
$9,330,938,883	$586,129,558	$1,818,148,927	$3,482,444,109
$373,953	$15,280	$16	$-

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Assets and Liabilities – September 30, 2009 (Continued)

MID CAP VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$4,083,768,728
Investments in securities, affiliated, at value	201,091,889
Short-term investments (repurchase agreements), at value	354,552,000

Total investments	4,639,412,617
Cash	196
Net unrealized gain on foreign currency forward contracts	-
Receivable from investments sold	21,315,503
Receivable from fund shares sold	17,577,666
Dividends and interest receivable	6,896,568
Receivable from Adviser	-
Other assets	71,942

Total assets	4,685,274,492

LIABILITIES:
Payable for investments purchased	52,864,305
Payable for fund shares redeemed	3,190,932
Payable for operating expenses	1,190,887
Payable for withholding taxes	-
Payable for advisory fees	-
Payable for deferred directors’ compensation	71,942

Total liabilities	57,318,066

Total net assets	$4,627,956,426

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$4,629,369,731
Net unrealized appreciation on investments and foreign currency related transactions	396,054,721
Accumulated undistributed net investment income (loss)	19,012,157
Accumulated undistributed net realized (losses) on investments and foreign currency related transactions	(416,480,183)

$4,627,956,426

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$4,627,956,426
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	274,711,425
Net asset value, offering price and redemption price per share
Investor Shares	$16.85
Cost of securities of unaffiliated issuers held	$4,029,796,289
Cost of securities of affiliated issuers held	$213,561,607

OPPORTUNISTIC GROWTH	OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE

$42,769,489	$175,895,530	$417,877,139	$1,752,118,341
-	-	-	228,905,384
3,758,000	10,305,000	19,147,000	172,998,000

46,527,489	186,200,530	437,024,139	2,154,021,725
818	158	537	438
374	-	-	-
-	-	4,171,382	5,230,928
27,348	373,601	1,013,425	3,739,110
27,218	301,952	84,764	1,237,530
142,502	-	-	-
-	3,568	18,385	42,514

46,725,749	186,879,809	442,312,632	2,164,272,245

741,627	5,581,707	4,385,497	4,810,859
11,399	59,906	657,286	2,128,591
247,873	124,653	255,752	794,983
753	-	-	-
167,057	-	-	-
-	3,568	18,385	42,514

1,168,709	5,769,834	5,316,920	7,776,947

$45,557,040	$181,109,975	$436,995,712	$2,156,495,298

$39,011,737	$273,386,135	$617,449,543	$2,270,366,738
7,392,048	10,823,181	114,267,711	33,175,234
(374)	338,264	(18,488)	2,542,709
(846,371)	(103,437,605)	(294,703,054)	(149,589,383)

$45,557,040	$181,109,975	$436,995,712	$2,156,495,298

$45,557,040	$181,109,975	$436,995,712	$2,156,495,298

4,984,128	22,311,298	33,924,301	159,075,582

$9.14	$8.12	$12.88	$13.56
$39,135,647	$175,377,349	$322,756,428	$1,790,576,166
$-	$-	$-	$330,270,325

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Operations – For the Year Ended September 30, 2009

GLOBAL VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$485,729
Dividends, from affiliated issuers(1)	-
Interest	839
Other	-

Total investment income	486,568

EXPENSES:
Advisory fees	186,661
Transfer agent fees
Investor Shares	106,108
Institutional Shares
Shareholder communications
Investor Shares	5,821
Institutional Shares
Custodian fees	11,742
Accounting fees	39,377
Professional fees	29,796
Less insurance recoveries(2)	-

Net professional fees	29,796
Registration fees
Investor Shares	15,108
Institutional Shares
Directors’ fees	6,000
Other operating expenses	2,557

Total operating expenses	403,170
Less amounts waived or paid by the Adviser or the board of directors	(123,178)

Net Expenses	279,992

Net investment income (loss)	206,576

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	(2,211,339)
Foreign currency related transactions	(1,249)

(2,212,588)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	6,796,447
Foreign currency related transactions	976

6,797,423

Net gain (loss) on investments and foreign currency related transactions	4,584,835

Net increase in net assets resulting from operations	$4,791,411

(1)

Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes withheld on dividends, affiliated issuers	Including net realized (loss) on investments from affiliated issuers
Global Value	$24,545	$-	$-
International	27,362,067	-	(68,638,629)
International Small Cap	990,132	-	(21,036,404)
International Value	2,250,235	-	(7,840,431)
Mid Cap	4,066	-	(42,928,022)

(2)

For the year ended September 30, 2009, International Fund incurred $246,062 in total professional fees. As described in Note (9) in Notes to Financial Statements, International Fund received $219,395 in insurance recoveries relating to reimbursement of litigation defense costs, which amount was recorded as a reduction to professional fees during the year ended September 30, 2009.

INTERNATIONAL	INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE	MID CAP

$226,716,729	$12,518,449	$25,732,161	$21,107,231
959,558	269,555	-	-
205,342	28,407	59,682	85,857
4,093,998	-	-	-

231,975,627	12,816,411	25,791,843	21,193,088

79,830,684	6,428,857	11,395,382	30,398,188

13,229,265	732,476	2,056,801	7,047,423
25,164		19,224	19,755

1,178,354	50,938	92,869	538,637
32,650		5,415	6,857
3,901,133	289,066	365,064	95,143
71,686	49,633	73,719	55,396
246,062	67,361	95,601	166,866
(219,395)	-	-	-

26,667	67,361	95,601	166,866

156,598	45,476	69,266	78,169
24,545		15,722	16,559
448,629	26,445	55,539	167,299
287,677	17,521	35,854	100,322

99,213,052	7,707,773	14,280,456	38,690,614
-	-	-	-

99,213,052	7,707,773	14,280,456	38,690,614

132,762,575	5,108,638	11,511,387	(17,497,526)

(2,628,919,339)	(134,000,418)	(139,186,395)	(769,509,214)
(2,414,432)	(142,407)	9,770,470	-

(2,631,333,771)	(134,142,825)	(129,415,925)	(769,509,214)

2,629,216,166	209,865,674	299,492,429	792,263,717
613,814	(180,609)	548,147	-

2,629,829,980	209,685,065	300,040,576	792,263,717

(1,503,791)	75,542,240	170,624,651	22,754,503

$131,258,784	$80,650,878	$182,136,038	$5,256,977

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Operations – For the Year Ended September 30, 2009 (Continued)

MID CAP VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$53,581,053
Dividends, from affiliated issuers(1)	2,466,007
Interest	112,147
Other	-

Total investment income	56,159,207

EXPENSES:
Advisory fees	28,963,944
Transfer agent fees
Investor Shares	6,699,325
Shareholder communications
Investor Shares	719,169
Custodian fees	68,310
Accounting fees	34,349
Professional fees	179,956
Registration fees
Investor Shares	190,129
Directors’ fees	149,892
Other operating expenses	90,420

Total operating expenses	37,095,494
Less amounts waived or paid by the Adviser or the board of directors	-

Net Expenses	37,095,494

Net investment income (loss)	19,063,713

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	(409,231,827)
Foreign currency related transactions	-

(409,231,827)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	623,062,782
Foreign currency related transactions	-

623,062,782

Net gain (loss) on investments and foreign currency related transactions	213,830,955

Net increase (decrease) in net assets resulting from operations	$232,894,668

(1)

Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes withheld on dividends, affiliated issuers	Including net realized (loss) on investments from affiliated issuers
Mid Cap Value	$-	$-	$(77,371,187)
Opportunistic Growth	2,543	-	-
Opportunistic Value	33,298	-	-
Small Cap	11,656	-	-
Small Cap Value	6,210	-	(55,956,100)

OPPORTUNISTIC GROWTH	OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE

$162,183	$3,345,541	$2,662,827	$18,995,157
-	-	-	2,546,337
982	4,117	9,566	65,036
-	-	157,920	-

163,165	3,349,658	2,830,313	21,606,530

167,057	1,391,839	3,588,326	14,623,059

107,598	440,265	639,100	3,313,694

8,989	40,469	95,972	290,831
10,814	10,731	23,715	48,890
41,975	41,090	42,292	41,567
37,653	65,701	47,937	87,683

32,503	39,719	35,623	76,359
6,000	8,188	19,464	76,543
2,342	7,130	12,555	50,254

414,931	2,045,132	4,504,984	18,608,880
(142,502)	-	-	-

272,429	2,045,132	4,504,984	18,608,880

(109,264)	1,304,526	(1,674,671)	2,997,650

(835,142)	(68,445,898)	(203,855,722)	(141,698,056)
447	11,020	-	(1,342)

(834,695)	(68,434,878)	(203,855,722)	(141,699,398)

7,779,098	44,443,949	151,823,713	158,604,198
195	-	-	-

7,779,293	44,443,949	151,823,713	158,604,198

6,944,598	(23,990,929)	(52,032,009)	16,904,800

$6,835,334	$(22,686,403)	$(53,706,680)	$19,902,450

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets

	GLOBAL VALUE		INTERNATIONAL
	Year Ended 9/30/2009	Period Ended 9/30/2008(1)	Year Ended 9/30/2009	Year Ended 9/30/2008
OPERATIONS:
Net investment income (loss)	$206,576	$100,710	$132,762,575	$217,906,295
Net realized gain (loss) on:
Investments	(2,211,339)	(258,896)	(2,628,919,339)	660,360,491
Foreign currency related transactions	(1,249)	(5,756)	(2,414,432)	(5,330,672)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	6,796,447	(1,259,510)	2,629,216,166	(6,035,684,040)
Foreign currency related transactions	976	(417)	613,814	(1,742,370)

Net increase (decrease) in net assets resulting from operations	4,791,411	(1,423,869)	131,258,784	(5,164,490,296)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(120,537)	-	(73,117,872)	(77,647,652)
Institutional Shares			(37,487,951)	(38,324,885)
Net realized gains on investment transactions:
Investor Shares	-	-	(274,728,222)	(1,707,284,385)
Institutional Shares			(101,344,058)	(637,085,303)

Total distributions paid to shareholders	(120,537)	-	(486,678,103)	(2,460,342,225)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	14,381,195	10,989,365	(820,456,337)	1,569,193,725

Total increase (decrease) in net assets	19,052,069	9,565,496	(1,175,875,656)	(6,055,638,796)

Net assets, beginning of period	9,565,496	-	11,803,730,380	17,859,369,176

Net assets, end of period	$28,617,565	$9,565,496	$10,627,854,724	$11,803,730,380

Accumulated undistributed net investment income (loss)	$181,509	$94,954	$129,049,002	$109,355,577

(1)	For the period from commencement of operations (December 10, 2007) through September 30, 2008.

INTERNATIONAL SMALL CAP		INTERNATIONAL VALUE		MID CAP
Year Ended 9/30/2009	Year Ended 9/30/2008	Year Ended 9/30/2009	Year Ended 9/30/2008	Year Ended 9/30/2009	Year Ended 9/30/2008

$5,108,638	$11,189,287	$11,511,387	$28,452,080	$(17,497,526)	$(38,496,793)

(134,000,418)	44,166,209	(139,186,395)	4,267,300	(769,509,214)	258,568,758
(142,407)	(297,054)	9,770,470	(125,520)	-	638

209,865,674	(553,734,650)	299,492,429	(339,642,758)	792,263,717	(1,548,010,123)
(180,609)	103,035	548,147	(559,100)	-	(227)

80,650,878	(498,573,173)	182,136,038	(307,607,998)	5,256,977	(1,327,937,747)

(6,726,029)	(10,029,807)	(10,176,045)	(26,380,830)	-	-
		(2,362,145)	(4,772,229)	-	-

(8,348,645)	(168,397,767)	-	(86,616,796)	(40,893,720)	(883,929,699)
		-	(13,775,532)	(5,219,106)	(121,786,964)

(15,074,674)	(178,427,574)	(12,538,190)	(131,545,387)	(46,112,826)	(1,005,716,663)

(102,179,473)	53,398,186	634,624,462	(158,902,687)	(85,588,305)	498,434,390

(36,603,269)	(623,602,561)	804,222,310	(598,056,072)	(126,444,154)	(1,835,220,020)

732,406,001	1,356,008,562	1,215,523,342	1,813,579,414	4,269,509,837	6,104,729,857

$695,802,732	$732,406,001	$2,019,745,652	$1,215,523,342	$4,143,065,683	$4,269,509,837

$4,947,196	$6,711,234	$13,816,491	$5,072,824	$(104,290)	$(74,763)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets (Continued)

	MID CAP VALUE		OPPORTUNISTIC GROWTH
	Year Ended 9/30/2009	Year Ended 9/30/2008	Year Ended 9/30/2009	Period Ended 9/30/2008(1)
OPERATIONS:
Net investment income (loss)	$19,063,713	$5,723,584	$(109,264)	$(754)
Net realized gain (loss) on:
Investments	(409,231,827)	100,480,649	(835,142)	(11,229)
Foreign currency related transactions	-	-	447	244
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	623,062,782	(515,679,265)	7,779,098	(387,256)
Foreign currency related transactions	-	-	195	11

Net increase (decrease) in net assets resulting from operations	232,894,668	(409,475,032)	6,835,334	(398,984)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(4,661,179)	(12,115,617)	-	-
Net realized gains on investment transactions:
Investor Shares	(23,963,286)	(350,592,517)	-	-
Tax return of capital:
Investor Shares	-	-	-	-

Total distributions paid to shareholders	(28,624,465)	(362,708,134)	-	-

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	1,192,224,172	582,895,533	33,056,223	6,064,467

Total increase (decrease) in net assets	1,396,494,375	(189,287,633)	39,891,557	5,665,483

Net assets, beginning of period	3,231,462,051	3,420,749,684	5,665,483	-

Net assets, end of period	$4,627,956,426	$3,231,462,051	$45,557,040	$5,665,483

Accumulated undistributed net investment income (loss)	$19,012,157	$4,613,686	$(374)	$-

(1)	For the period from commencement of operations (September 22, 2008) through September 30, 2008.

OPPORTUNISTIC VALUE		SMALL CAP		SMALL CAP VALUE
Year Ended 9/30/2009	Year Ended 9/30/2008	Year Ended 9/30/2009	Year Ended 9/30/2008	Year Ended 9/30/2009	Year Ended 9/30/2008

$1,304,526	$1,907,230	$(1,674,671)	$(5,048,277)	$2,997,650	$(3,012,815)

(68,445,898)	(28,949,448)	(203,855,722)	(68,978,644)	(141,698,056)	82,299,823
11,020	19,392	-	-	(1,342)	-

44,443,949	(37,237,206)	151,823,713	(195,897,458)	158,604,198	(213,271,509)
-	(11,067)	-	-	-	-

(22,686,403)	(64,271,099)	(53,706,680)	(269,924,379)	19,902,450	(133,984,501)

(2,058,250)	(2,875,226)	-	-	-	-

-	(18,663,452)	-	(103,275,284)	(41,873,575)	(339,487,445)

-	-	(665,408)	-	-	-

(2,058,250)	(21,538,678)	(665,408)	(103,275,284)	(41,873,575)	(339,487,445)

(24,429,047)	37,433,913	(95,759,005)	(191,180,954)	276,386,431	224,312,677

(49,173,700)	(48,375,864)	(150,131,093)	(564,380,617)	254,415,306	(249,159,269)

230,283,675	278,659,539	587,126,805	1,151,507,422	1,902,079,992	2,151,239,261

$181,109,975	$230,283,675	$436,995,712	$587,126,805	$2,156,495,298	$1,902,079,992

$338,264	$1,357,614	$(18,488)	$(15,052)	$2,542,709	$(26,685)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, are included in this annual report.

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN GLOBAL VALUE FUND
Investor Shares
9/30/2009		$8.32	$0.08	$0.29	$0.37	$(0.05)	$-
9/30/2008	(5)	10.00	0.10	(1.78)	(1.68)	-	-

ARTISAN INTERNATIONAL FUND
Investor Shares
9/30/2009		$20.34	$0.23	$0.48	$0.71	$(0.19)	$(0.70)
9/30/2008		33.75	0.36	(9.10)	(8.74)	(0.20)	(4.47)
9/30/2007		28.75	0.31	7.45	7.76	(0.43)	(2.33)
9/30/2006		24.40	0.18	4.58	4.76	(0.41)	-
9/30/2005		19.33	0.21	4.98	5.19	(0.12)	-

ARTISAN INTERNATIONAL SMALL CAP FUND
Investor Shares
9/30/2009		$14.28	$0.12	$2.62	$2.74	$(0.16)	$(0.20)
9/30/2008		26.96	0.21	(9.26)	(9.05)	(0.20)	(3.43)
9/30/2007		22.77	0.11	8.54	8.65	(0.70)	(3.76)
9/30/2006		20.86	0.09	3.90	3.99	(0.20)	(1.88)
9/30/2005		16.40	0.19	6.16	6.35	(0.12)	(1.77)

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
Global Value Investor Shares	9/30/2009	2.16%	0.45%
	9/30/2008	3.53%	(0.70)%

(5)	For the period from commencement of operations (December 10, 2007) through September 30, 2008.

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(0.05)	$8.64	4.65%	$28.6	1.50%	1.11%	56.57%
-	8.32	(16.80)	9.6	1.44	1.39	42.27

$(0.89)	$20.16	5.00%	$7,715.1	1.22%	1.47%	82.38%
(4.67)	20.34	(29.99)	8,760.0	1.22	1.28	54.42
(2.76)	33.75	28.69	12,810.0	1.21	1.01	66.30
(0.41)	28.75	19.84	9,801.9	1.20	0.66	57.80
(0.12)	24.40	26.97	7,686.9	1.19	0.94	56.15

$(0.36)	$16.66	20.59%	$695.8	1.50%	0.99%	58.42%
(3.63)	14.28	(38.44)	732.4	1.51	0.96	42.80
(4.46)	26.96	43.10	1,356.0	1.52	0.45	49.85
(2.08)	22.77	21.63	939.8	1.53	0.41	62.21
(1.89)	20.86	42.13	781.1	1.53	1.03	57.25

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period (Continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN INTERNATIONAL VALUE FUND
Investor Shares
9/30/2009	$21.20	$0.17	$1.67	$1.84	$(0.21)	$-
9/30/2008	28.49	0.45	(5.56)	(5.11)	(0.51)	(1.67)
9/30/2007	26.71	0.38	3.12	3.50	(0.44)	(1.28)
9/30/2006	22.38	0.53	4.87	5.40	(0.47)	(0.60)
9/30/2005	18.54	0.28	3.88	4.16	(0.11)	(0.21)

ARTISAN MID CAP FUND
Investor Shares
9/30/2009	$24.08	$(0.11)	$0.59	$0.48	$-	$(0.28)
9/30/2008	37.06	(0.22)	(6.86)	(7.08)	-	(5.90)
9/30/2007	31.77	(0.24)	9.00	8.76	-	(3.47)
9/30/2006	30.84	(0.17)	2.43	2.26	-	(1.33)
9/30/2005	26.13	(0.18)	4.89	4.71	-	-

ARTISAN MID CAP VALUE FUND
Investor Shares
9/30/2009	$17.01	$0.08	$(0.10)	$(0.02)	$(0.02)	$(0.12)
9/30/2008	21.70	0.03	(2.31)	(2.28)	(0.08)	(2.33)
9/30/2007	19.87	0.09	2.98	3.07	(0.06)	(1.18)
9/30/2006	19.60	0.06	1.04	1.10	(0.01)	(0.82)
9/30/2005	15.55	(0.01)	4.36	4.35	- (4)	(0.30)

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)	Amount is between $0.005 and $(0.005) per share.

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate(2)

$(0.21)	$22.83	8.95%	$1,739.5	1.25%	0.95%	55.49%
(2.18)	21.20	(19.10)	1,029.4	1.23	1.83	44.72
(1.72)	28.49	13.28	1,594.7	1.23	1.34	45.60
(1.07)	26.71	25.38	1,312.6	1.25	2.18	42.52
(0.32)	22.38	22.71	601.2	1.31	1.33	53.15

$(0.28)	$24.28	2.47%	$3,688.6	1.23%	(0.57)%	68.39%
(5.90)	24.08	(22.47)	3,732.3	1.24	(0.75)	79.76
(3.47)	37.06	29.83	5,319.3	1.22	(0.73)	71.04
(1.33)	31.77	7.42	4,571.9	1.18	(0.55)	73.59
-	30.84	18.06	4,874.0	1.18	(0.63)	83.00

$(0.14)	$16.85	0.21%	$4,628.0	1.21%	0.62%	53.84%
(2.41)	17.01	(11.16)	3,231.5	1.21	0.18	69.77
(1.24)	21.70	15.88	3,420.7	1.20	0.41	53.62
(0.83)	19.87	5.87	2,643.3	1.20	0.33	47.73
(0.30)	19.60	28.42	2,771.2	1.22	(0.04)	51.60

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period (Continued)

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Distributions from Tax Return of Capital

ARTISAN OPPORTUNISTIC GROWTH FUND
Investor Shares
9/30/2009		$9.32	$(0.05)	$(0.13)	$(0.18)	$-	$-	$-
9/30/2008	(5)	10.00	- (6)	(0.68)	(0.68)	-	-	-

ARTISAN OPPORTUNISTIC VALUE FUND
Investor Shares
9/30/2009		$8.58	$0.06	$(0.44)	$(0.38)	$(0.08)	$-	$-
9/30/2008		12.22	0.08	(2.70)	(2.62)	(0.14)	(0.88)	-
9/30/2007		10.41	0.20	1.73	1.93	(0.03)	(0.09)	-
9/30/2006	(7)	10.00	0.03	0.38	0.41	-	-	-

ARTISAN SMALL CAP FUND
Investor Shares
9/30/2009		$13.13	$(0.05)	$(0.18)	$(0.23)	$-	$-	$(0.02)
9/30/2008		19.89	(0.09)	(4.82)	(4.91)	-	(1.85)	-
9/30/2007		17.51	(0.13)	2.87	2.74	-	(0.36)	-
9/30/2006		17.95	(0.13)	0.26	0.13	-	(0.57)	-
9/30/2005		15.12	(0.13)	3.49	3.36	-	(0.53)	-

ARTISAN SMALL CAP VALUE FUND
Investor Shares
9/30/2009		$13.93	$0.02	$(0.07)	$(0.05)	$-	$(0.32)	$-
9/30/2008		18.13	(0.02)	(1.09)	(1.11)	-	(3.09)	-
9/30/2007		19.17	(0.01)	1.44	1.43	-	(2.47)	-
9/30/2006		19.51	(0.02)	2.00	1.98	-	(2.32)	-
9/30/2005		17.63	(0.03)	3.69	3.66	-	(1.78)	-

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
Opportunistic Growth Investor Shares	9/30/2009	2.24%	(1.36)%
	9/30/2008	48.41%	(47.60)%
Opportunistic Value Investor Shares	9/30/2006	1.64%	0 .39%

(5)	For the period from commencement of operations (September 22, 2008) through September 30, 2008.
(6)	Amount is between $0.005 and $(0.005) per share.
(7)	For the period from commencement of operations (March 27, 2006) through September 30, 2006.

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$-	$9.14	(1.93)%	$45.6	1.47%	(0.59)%	101.01%
-	9.32	(6.80)	5.7	1.50	(0.69)	3.05

$(0.08)	$8.12	(4.10)%	$181.1	1.32%	0.84%	85.44%
(1.02)	8.58	(22.88)	230.3	1.23	0.77	99.24
(0.12)	12.22	18.65	278.7	1.24	1.71	50.79
-	10.41	4.10	75.0	1.49	0.55	34.07

$(0.02)	$12.88	(1.73)%	$437.0	1.26%	(0.47)%	80.51%
(1.85)	13.13	(26.64)	587.1	1.22	(0.58)	96.90
(0.36)	19.89	15.84	1,151.5	1.18	(0.70)	74.32
(0.57)	17.51	0.74	1,263.8	1.15	(0.70)	101.98
(0.53)	17.95	22.64	1,103.3	1.18	(0.80)	78.60

$(0.32)	$13.56	0.46%	$2,156.5	1.22%	0.20%	63.05%
(3.09)	13.93	(5.77)	1,902.1	1.20	(0.16)	75.49
(2.47)	18.13	7.48	2,151.2	1.19	(0.03)	72.38
(2.32)	19.17	11.40	2,039.5	1.17	(0.09)	58.88
(1.78)	19.51	22.42	1,720.9	1.18	(0.16)	56.03

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Notes to Financial Statements – September 30, 2009

(1)	Organization:

Artisan Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of eleven open-end, diversified mutual funds. The following funds (each a “Fund” and collectively the “Funds”) are covered by this report:

Fund Name	Inception Date
Artisan Global Value Fund (“Global Value Fund” or “Global Value”)	December 10, 2007
Artisan International Fund (“International Fund” or “International”)	December 28, 1995
Artisan International Small Cap Fund (“International Small Cap Fund” or “International Small Cap”)	December 21, 2001
Artisan International Value Fund (“International Value Fund” or “International Value”)	September 23, 2002
Artisan Mid Cap Fund (“Mid Cap Fund” or “Mid Cap”)	June 27, 1997
Artisan Mid Cap Value Fund (“Mid Cap Value Fund” or “Mid Cap Value”)	March 28, 2001
Artisan Opportunistic Growth Fund (“Opportunistic Growth Fund” or “Opportunistic Growth”)	September 22, 2008
Artisan Opportunistic Value Fund (“Opportunistic Value Fund” or “Opportunistic Value”)	March 27, 2006
Artisan Small Cap Fund (“Small Cap Fund” or “Small Cap”)	March 28, 1995
Artisan Small Cap Value Fund (“Small Cap Value Fund” or “Small Cap Value”)	September 29, 1997

Each Fund’s investment objective is to seek long-term capital growth. Each Fund has offered shares of capital stock of the class designated Investor Shares since the commencement of its operations. International Fund, International Value Fund and Mid Cap Fund began offering Institutional Shares on July 1, 1997, October 1, 2006 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to a particular class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

Each Fund is managed by Artisan Partners Limited Partnership (the “Adviser”). The Adviser is wholly owned by Artisan Partners Holdings LP (“Artisan Holdings”).

Artisan Emerging Markets Fund, also a series of Artisan Funds, Inc., commenced operations on June 26, 2006 and has offered Institutional Shares since inception. It began offering Advisor shares on June 2, 2008. The financial statements of both classes of Artisan Emerging Markets Fund are presented in separate reports.

NOTES TO FINANCIAL STATEMENTS

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market and over-the-counter securities, was valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (the “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information from the principal exchange as of the time of valuation, the security was valued using the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or the most recent bid quotation on the principal exchange or, if not available, another exchange or in the over-the-counter market, except that securities listed on the London Stock Exchange were valued at the mean of the most recent bid and asked quotations as of the time of valuation. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

Global Value Fund, International Fund, International Small Cap Fund and International Value Fund generally invested a significant portion, and perhaps as much as substantially all, of their total assets in securities principally traded in markets outside the U.S. Opportunistic Growth Fund and Opportunistic Value Fund had the ability to invest, and did invest, in securities principally traded outside the U.S. The foreign markets in which the Funds invested were sometimes open on days when the NYSE was not open and the Funds did not calculate their NAVs, and sometimes were not open on days when the Funds did calculate their NAVs. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculate their NAVs. That was generally the case for markets in Europe, Asia, Australia

NOTES TO FINANCIAL STATEMENTS

and other far eastern markets; the regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Funds calculated their NAVs.

The valuation committee concluded that a price determined under the Funds’ valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indexes. Artisan Funds monitored for subsequent events using several tools. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by a third party research service. This third party research service was used to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Estimates of fair values utilized by the Funds as described above may differ from the value realized on the subsequent sale of those securities and from quoted or published prices for those securities. The differences may have been material to the NAV of the applicable Fund or to the information presented.

Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investment in foreign securities (including, but not limited to, depository receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(b)	Fair Value Measurements – In April 2009, the Financial Accounting Standards Board (“FASB”) updated the accounting standards to provide guidance on (1) estimating the fair value of an asset or liability when the volume and level of activity for the asset or liability have significantly decreased, (2) identifying transactions that are not orderly, and (3) expands existing fair value measurement disclosure to include a breakout of the major security types. The Funds adopted this accounting guidance on June 30, 2009.

The FASB updated the accounting standards to clarify the definition of fair value for financial reporting, establish a framework for measuring fair value and require additional disclosures about the use of fair value measurements. The Funds adopted this accounting guidance on October 1, 2008. In accordance with this standard, fair value is defined as the price that each Fund would receive upon selling an investment in an

NOTES TO FINANCIAL STATEMENTS

orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The standard establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The three-tier hierarchy of inputs is summarized in three broad levels:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including but not limited to quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

The following table summarizes each Fund’s investments by major security type, based on the inputs used to determine their fair values as of September 30, 2009:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Global Value
Equity Securities(1)
Americas	$12,299,991	$-	-	$12,299,991
Emerging Markets	366,019	715	-	366,734
Europe	12,556,666	378,163	-	12,934,829
Pacific Basin	1,839,208	-	-	1,839,208
Repurchase Agreements	-	1,368,000	-	1,368,000
Total	$27,061,884	$1,746,878	-	$28,808,762
International
Equity Securities(1)
Americas	$727,552,366	$-	-	$727,552,366
Emerging Markets	1,467,031,111	12,920,464	-	1,479,951,575
Europe	7,299,845,992	-	-	7,299,845,992
Pacific Basin	998,523,752	-	-	998,523,752
Repurchase Agreements	-	173,052,000	-	173,052,000
Total	$10,492,953,221	$185,972,464	-	$10,678,925,685
International Small Cap
Equity Securities(1)
Americas	$16,023,260	$-	-	$16,023,260

NOTES TO FINANCIAL STATEMENTS

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
International Small Cap (continued)
Emerging Markets	156,365,542	$7,226,855	-	163,592,397
Europe	426,550,536	-	-	426,550,536
Pacific Basin	70,504,803	-	-	70,504,803
Repurchase Agreements	-	13,589,000	-	13,589,000
Total	$669,444,141	$20,815,855	-	$690,259,996
International Value
Equity Securities(1)
Americas	$264,128,101	$-	-	$264,128,101
Emerging Markets	53,148,000	52,156	-	53,200,156
Europe	1,248,225,596	48,521,286	-	1,296,746,882
Pacific Basin	205,943,643	-	-	205,943,643
Repurchase Agreements	-	188,093,000	-	188,093,000
Total	$1,771,445,340	$236,666,442	-	$2,008,111,782
Mid Cap
Equity Securities(1)	$3,995,820,823	$-	-	$3,995,820,823
Repurchase Agreements	-	155,263,000	-	155,263,000
Total	$3,995,820,823	$155,263,000	-	$4,151,083,823
Mid Cap Value
Equity Securities(1)	$4,284,860,617	$-	-	$4,284,860,617
Repurchase Agreements	-	354,552,000	-	354,552,000
Total	$4,284,860,617	$354,552,000	-	$4,639,412,617
Opportunistic Growth Fund
Equity Securities(1)	$42,769,489	$-	-	$42,769,489
Repurchase Agreements	-	3,758,000	-	3,758,000
Total	$42,769,489	$3,758,000	-	$46,527,489
Opportunistic Value Fund
Equity Securities(1)	$175,895,530	$-	-	$175,895,530
Repurchase Agreements	-	10,305,000	-	10,305,000
Total	$175,895,530	$10,305,000	-	$186,200,530
Small Cap Fund
Equity Securities(1)	$417,877,139	$-	-	$417,877,139
Repurchase Agreements	-	19,147,000	-	19,147,000
Total	$417,877,139	$19,147,000	-	$437,024,139
Small Cap Value Fund
Equity Securities(1)	$1,981,023,725	$-	-	$1,981,023,725
Repurchase Agreements	-	172,998,000	-	172,998,000
Total	$1,981,023,725	$172,998,000	-	$2,154,021,725

(1) See Fund’s Schedule of Investments for sector or country classifications.

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

INTERNATIONAL FUND(2)
Balance as of September 30, 2008	$96,148,234
Realized loss(3)	(156,374,528)
Change in unrealized appreciation (depreciation)(3)	104,286,228
Net sales	(44,059,934)
Transfers in and/or out of Level 3	-

Balance as of September 30, 2009	$-

Net change in unrealized appreciation/(depreciation) for investments held as of September 30, 2009	$-

(2)	All Level 3 securities were equity securities with a regional classification of emerging markets.
(3)	Realized loss and change in unrealized appreciation are included in the related amounts on investments in the Statement of Operations.

(c)	Income taxes – No provision was made for federal income taxes or excise taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Funds have analyzed the tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Funds may be subject to taxes on realized gains from the sale of investment securities imposed by certain countries in which the Funds invest. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Payable for withholding taxes” on the accompanying Statements of Assets and Liabilities.

(d)	Portfolio transactions – In determining a Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable law. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(e)

Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes and cash denominated in foreign currencies were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Payables and receivables for securities transactions, dividend and reclaim receivables and other receivables and payables denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m.

NOTES TO FINANCIAL STATEMENTS

(Eastern Time) on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds may enter into foreign currency forward contracts to hedge the foreign currency exposure on open payables and receivables. These foreign currency forward contracts, or spot contracts, generally settle within two business days. The Funds also may enter into foreign currency forward contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. Foreign currency forward contracts were recorded at market value and any related realized and unrealized gains and losses were reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss. The Funds could be exposed to loss if the counterparties fail to perform under these contracts.

Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(f)	Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that the Adviser determined were creditworthy pursuant to criteria adopted by the board of directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral (in the form of U.S. government securities) was held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(g)	Depository receipts – Each of the Funds may invest in depository receipts. Depository receipts are typically issued by a financial institution (a “depository”), evidencing ownership interests in a security issued by an issuer and deposited with the depository.

(h)	Securities lending – Each of the Funds may (but does not currently intend to) enter into securities lending transactions secured by collateral in the form of U.S. Government securities at least equal to, at all times, the fair value of the securities loaned. Any such collateral will be held in a custody account maintained by State Street Bank and Trust Company, the Funds’ custodian. When securities are on loan, the Fund does not receive dividends on the securities loaned, but receives compensation from the borrower in lieu of such dividends. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the applicable Fund. In entering into securities lending arrangements, the Fund takes the risk that the borrower may not provide additional collateral when required or return the securities when due or, if the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent. There were no securities on loan during the year ended September 30, 2009.

NOTES TO FINANCIAL STATEMENTS

(i)	Equity-linked participation certificates – Global Value Fund, International Fund, International Small Cap Fund, International Value Fund, Opportunistic Growth Fund, and Opportunistic Value Fund may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are designed to provide synthetic exposure to one or more underlying securities. An investment in an equity-linked participation certificate typically entitles the holder to a return equal to the market return of the underlying security or securities, subject to the credit risk of the issuing financial institution.

(j)	Transfer agent fees – Each Fund paid fees to, and reimbursed expenses of, the Funds’ transfer agent. In addition, the Funds have authorized certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”) to accept purchase, exchange and redemption orders for Investor Shares on the Funds’ behalf. Many authorized agents charged a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Fund’s behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts and other services. The fee was either based on the number of accounts to which the authorized agent provided such services, or a percentage (as of September 30, 2009 up to 0.40% annually) of the average value of Fund shares held in such accounts. Each Fund paid a portion of such fees, which are intended to compensate the authorized agent for its provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. The balance of the fees incurred was paid by the Adviser. The Funds’ expenses incurred for services provided by authorized agents were included in “Transfer agent fees” in the Statements of Operations. The table below shows the fees and expenses to the Funds’ transfer agent and the fees to authorized agents incurred by each class of each Fund during the year ended September 30, 2009:

	Year Ended 9/30/09
Fund	Fees and Expenses to Transfer Agent	Fees to Authorized Agents	Total
Global Value - Investor Shares	$66,384	$39,724	$106,108
International - Investor Shares	626,978	12,602,287	13,229,265
International - Institutional Shares	25,164	-	25,164
International Small Cap - Investor Shares	88,243	644,233	732,476
International Value - Investor Shares	121,651	1,935,150	2,056,801
International Value - Institutional Shares	19,224	-	19,224
Mid Cap - Investor Shares	178,389	6,869,034	7,047,423
Mid Cap - Institutional Shares	19,755	-	19,755
Mid Cap Value - Investor Shares	423,723	6,275,602	6,699,325
Opportunistic Growth - Investor Shares	56,590	51,008	107,598
Opportunistic Value - Investor Shares	81,708	358,557	440,265
Small Cap - Investor Shares	123,218	515,882	639,100
Small Cap Value - Investor Shares	101,199	3,212,495	3,313,694

NOTES TO FINANCIAL STATEMENTS

(k)	Commission recapture – Each of the Funds had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates were made directly to the applicable Fund and were included in net realized gain or loss on investments in the Statements of Operations as follows:

Global Value	$-
International	127,403
International Small Cap	3,973
International Value	46,042
Mid Cap	307,989
Mid Cap Value	229,679
Opportunistic Growth	2,606
Opportunistic Value	11,718
Small Cap	94,032
Small Cap Value	186,698

(l)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(m)	Indemnifications – In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim had been made for indemnification pursuant to any such agreement of the Funds.

(n)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Funds. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was reported on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Global Value Fund, International Fund, International Small Cap Fund and International Value Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. Each Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it determined that imposition of the redemption fee was not

NOTES TO FINANCIAL STATEMENTS

necessary to protect the Fund from the effects of short-term trading. The Funds waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries and otherwise in accordance with the Funds’ prospectus.

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Funds. In exchange for those services, each Fund (with the exception of Global Value Fund, International Fund, International Small Cap Fund, Opportunistic Growth Fund and Opportunistic Value Fund) paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

Global Value Fund paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $1 billion	1.000%
$1 billion to $4 billion	0.975
$4 billion to $8 billion	0.950
$8 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Fund paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Small Cap Fund paid a monthly management fee to the Adviser at an annual rate of 1.250% of average daily net assets.

Opportunistic Growth Fund and Opportunistic Value Fund paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.900%
$1 billion to $4 billion	0.875
$4 billion to $8 billion	0.850
$8 billion to $12 billion	0.825
Greater than $12 billion	0.800

The Adviser has voluntarily undertaken to reimburse Global Value Fund and Opportunistic Growth Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets, annually. For the year ended September 30, 2009, the Adviser paid operating expenses

NOTES TO FINANCIAL STATEMENTS

on behalf of Global Value Fund and Opportunistic Growth Fund. Global Value Fund and Opportunistic Growth Fund reimburse the Adviser annually for operating expenses paid on their behalf up to 1.50% of average daily net assets, annually. The amount of operating expenses owed to the Adviser is included in payable for operating expenses on the Statements of Assets and Liabilities for Global Value Fund and Opportunistic Growth Fund.

The Adviser reimbursed Opportunistic Value Fund $395,804 for costs resulting from an administrative error that occurred during the year ended September 30, 2009. This amount was recorded as an increase to fund share subscriptions, which had the primary effect of increasing paid-in-capital.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Funds.

Each director who was not an affiliated person of the Adviser received an annual retainer, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. The amount of the annual retainer increases by $10,000 with each new series of Artisan Funds and, during the year ended September 30, 2009, was at the annual rate of $170,000. In addition, the non-interested chair of the board of directors received an annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an annual retainer of $30,000, payable quarterly. These fees were generally allocated to each of the Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter. Directors fees allocable to Opportunistic Growth Fund have been waived through September 30, 2009.

Artisan Funds has adopted a deferred compensation plan for directors who are not affiliated persons of the Adviser that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts were invested in shares of the Artisan Funds as selected by the individual directors. Each Fund purchased shares of the Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets were included as a component of “Other assets” on the Statements of Assets and Liabilities. Deferral of directors’ fees under the plan did not affect the net assets of the Funds, and did not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the plan.

Shares of Artisan Funds were offered for sale by Artisan Distributors LLC (“Distributors”). Distributors is wholly owned by Artisan Holdings. All distribution expenses relating to the Funds were paid by the Adviser.

(4)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company (“SSB”), which expires August 2010, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 33 1/3% of its adjusted net assets, with adjusted net assets being total assets less liabilities and the value of any assets pledged to anyone other than SSB, (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act of 1940, the limitations included in the Fund’s prospectus, or any limit or restriction under any law or regulation to which the Fund was subject or any agreement to which the Fund or Artisan Funds is a party; provided that the

NOTES TO FINANCIAL STATEMENTS

aggregate borrowings by all Artisan Funds may not exceed $100 million. For the period October 1, 2008 to August 17, 2009, Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 0.50%. Effective August 18, 2009, Artisan Funds paid a commitment fee at the annual rate of 0.15% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 1.25%. SSB has agreed to waive 0.05% of the commitment fee by reducing the Funds’ custody expenses until August 2010. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2009, there were no borrowings under the line of credit for Global Value Fund, International Fund, International Value Fund, Mid Cap Fund, Mid Cap Value Fund, Opportunistic Growth Fund, or Small Cap Value Fund. During the year ended September 30, 2009, International Small Cap Fund, Opportunistic Value Fund, and Small Cap Fund paid interest of $356, $79, and $6 on maximum borrowings of $3,859,000, $740,306, and $266,271, respectively.

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2009 were as follows:

Fund	Security Purchases	Security Sales
Global Value	$23,857,030	$10,206,459
International	7,069,339,796	7,534,124,091
International Small Cap	290,308,008	335,556,500
International Value	1,121,559,967	619,638,035
Mid Cap	2,203,168,853	2,345,097,667
Mid Cap Value	2,654,556,840	1,614,870,951
Opportunistic Growth	48,460,412	17,989,330
Opportunistic Value	130,856,455	151,553,373
Small Cap	291,488,905	383,679,626
Small Cap Value	1,113,458,797	934,031,343

(6)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the year ended September 30, 2009. The Funds identify a company as an affiliate for the purpose of this report if one or more of the Funds owned, in the aggregate, voting securities that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940) during the year ended September 30, 2009.

		As of 9/30/08					As of 9/30/09
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
International
	Shanghai Electric Group Company Limited, Series H(3)	150,931,921	$2,961,958	$113,000,839	$(68,638,629)	$959,558	-	$-
	Total(2)		$2,961,958	$113,000,839	$(68,638,629)	$959,558		$-

NOTES TO FINANCIAL STATEMENTS

		As of 9/30/08					As of 9/30/09
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
International Small Cap
	Robert Walters plc(3)(4)	3,236,209	$1,269,410	$2,117,824	$(602,040)	$269,555	3,313,700	$10,949,054
	Spazio Investment NV(3)	1,600,055	-	25,003,860	(20,434,364)	-	-	-
	Total(2)		$1,269,410	$27,121,684	$(21,036,404)	$269,555		$-
International Value
	Benfield Group Plc(3)	11,241,209	$-	$66,529,213	$(7,840,431)	$-	-	$-
	Total(2)		$-	$66,529,213	$(7,840,431)	$-		$-
Mid Cap
	Intermec, Inc.(3)(5)	3,481,619	$35,991	$88,918,810	$(42,928,022)	$-	-	$-
	Total(2)		$35,991	$88,918,810	$(42,928,022)	$-		$-
Mid Cap Value
	Acuity Brands, Inc.	2,806,700	$16,040,184	$42,802,434	$(13,641,283)	$1,221,923	2,418,315	$77,893,926
	Alleghany Corporation(4)(5)	353,575	31,021,250	448,470	(89,350)	-	475,576	123,197,963
	Con-way Inc.(3)	2,001,900	6,117,254	96,740,193	(30,525,280)	496,390	-	-
	Rent-A-Center, Inc.(3)(5)	2,455,300	159,079	48,647,155	(4,748,653)	-	-	-
	Thor Industries, Inc.(3)	2,682,100	11,713,158	99,950,592	(28,366,621)	747,694	-	-
	Total(2)		$65,050,925	$288,588,844	$(77,371,187)	$2,466,007		$201,091,889
Small Cap Value
	Acuity Brands, Inc.	1,000,800	$2,999,032	$10,244,579	$(3,274,206)	$452,257	897,200	$28,898,812
	AMN Healthcare Services, Inc.(5)	2,009,800	1,666,325	-	-	-	2,231,300	21,219,663
	Con-way Inc.(3)	572,700	525,327	23,059,398	(6,595,903)	145,210	-	-
	Cross Country Healthcare, Inc.(5)	2,155,000	1,049,335	2,506,381	(1,251,801)	-	2,147,700	19,995,087
	Diamond Management & Technology Consultants, Inc.	1,897,400	562,758	3,775,652	(1,616,718)	906,507	1,658,000	11,357,300
	Hudson Highland Group, Inc.(3)(5)	1,563,500	168,525	6,145,502	(4,745,036)	-	1,220,200	3,709,408
	Intevac, Inc.(3)(5)	1,139,100	-	19,123,211	(13,936,965)	-	-	-
	Kforce Inc.(3)(5)	2,284,400	1,677,648	9,947,899	(1,913,076)	-	1,741,662	20,934,777
	Manhattan Associates, Inc.(5)	1,244,700	5,708,642	833,177	(373,692)	-	1,503,300	30,366,660
	Medical Staffing Network Holdings, Inc.(5)	1,760,100	2,272	1,538,099	(1,505,617)	-	1,577,900	867,845
	MicroStrategy Incorporated, Class A(3)(5)	462,000	2,709,888	833,799	(448,353)	-	503,700	36,034,698
	National Dentex Corporation(3)(5)	415,800	2,381	2,816,107	(2,079,089)	-	257,300	2,192,196
	Orbotech, Ltd.(5)	2,635,500	1,081,966	13,407,400	(8,081,525)	-	2,243,779	21,214,931
	Quanex Building Products Corporation(4)	1,838,375	2,951,936	762,973	(388,080)	235,221	2,030,475	29,157,621
	RadiSys Corporation(4)(5)	873,800	4,117,632	1,948,714	(624,331)	-	1,294,500	11,249,205
	Rent-A-Center, Inc.(3)(5)	1,638,400	10,777,503	26,254,217	(2,154,829)	-	955,785	18,045,221
	Rudolph Technologies, Inc.(5)	1,771,000	884,634	-	-	-	1,922,600	14,227,240
	Sanderson Farms, Inc.(3)	1,045,200	3,818,972	27,248,878	7,429,525	379,638	277,300	10,437,572
	SI International Inc.(3)(5)	834,500	-	23,787,932	1,012,327	-	-	-
	Stewart Information Services Corporation	1,447,400	6,828,324	26,856,781	(9,265,736)	138,810	1,120,678	13,862,787
	Thor Industries, Inc.(3)	1,019,300	415,654	30,663,307	(6,124,565)	288,694	-	-

NOTES TO FINANCIAL STATEMENTS

		As of 9/30/08					As of 9/30/09
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
	Ultra Clean Holdings, Inc.(5)	1,327,900	$503,833	$-	$-	$-	1,455,900	$7,512,444
	Ultratech, Inc.(5)	1,176,300	2,984,142	205,038	(18,430)	-	1,434,300	18,975,789
	Total(2)		$51,436,729	$231,959,044	$(55,956,100)	$2,546,337		$228,905,384

(1)	Net of foreign taxes withheld, if any.
(2)	Total value as of September 30, 2009 is presented for only those issuers that were affiliates as of September 30, 2009.
(3)	Issuer was no longer an affiliate as of September 30, 2009.
(4)	Issuer was not an affiliate as of September 30, 2008.
(5)	Non-income producing security.

(7)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on investments as of September 30, 2009 were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Global Value	$24,560,027	$4,526,816	$(278,081)	$4,248,735
International	9,456,868,050	1,815,393,842	(593,336,207)	1,222,057,635
International Small Cap	586,639,096	145,177,478	(41,556,578)	103,620,900
International Value	1,873,844,745	175,164,704	(40,897,667)	134,267,037
Mid Cap	3,517,424,049	828,335,538	(194,675,764)	633,659,774
Mid Cap Value	4,301,533,643	497,815,300	(159,936,326)	337,878,974
Opportunistic Growth	39,393,459	7,231,042	(97,012)	7,134,030
Opportunistic Value	185,015,798	13,338,639	(12,153,907)	1,184,732
Small Cap	348,862,695	91,991,290	(3,829,846)	88,161,444
Small Cap Value	2,140,245,496	236,645,116	(222,868,887)	13,776,229

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2009 and the year ended September 30, 2008 were as follows:

	Year Ended 9/30/09			Year Ended 9/30/08
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Tax Return of Capital Distributions	Ordinary Income Dividends		Long-Term Capital Gain Distributions
Global Value	$120,537	$-	$-	$-	(1)	$-	(1)
International	168,596,974	318,081,129	-	361,370,744		2,098,971,481

NOTES TO FINANCIAL STATEMENTS

	Year Ended 9/30/09			Year Ended 9/30/08
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Tax Return of Capital Distributions	Ordinary Income Dividends		Long-Term Capital Gain Distributions
International Small Cap	$8,262,565	$6,812,109	$-	$35,072,445		$143,355,129
International Value	12,538,190	-	-	75,430,570		56,114,817
Mid Cap	-	46,112,826	-	127,054,050		878,662,613
Mid Cap Value	4,665,242	23,959,223	-	133,648,047		229,060,087
Opportunistic Growth	-	-	-	-	(2)	-	(2)
Opportunistic Value	2,058,250	-	-	17,623,743		3,914,935
Small Cap	-	-	665,408	30,590,323		72,684,961
Small Cap Value	19,312	41,854,263	-	101,945,017		237,542,428

(1)	For the period from commencement of operations (December 10, 2007) through September 30, 2008.
(2)	For the period from commencement of operations (September 22, 2008) through September 30, 2008.

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that may differ from U.S. generally accepted accounting principles. These differences were due to differing treatments for items such as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and post-October losses. Gains on redemptions-in-kind for International Fund of $37,855,006 and Mid Cap Fund of $1,020,536 were included in net realized gain (loss) on investments in the Statement of Operations for the period ended September 30, 2009, and were not recognized for Federal income tax purposes.

Additional tax information as of and for the year ended September 30, 2009 follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Post-October Losses
Global Value	$689,180	$-	$1,454,259
International	129,070,165	-	1,743,954,947
International Small Cap	4,969,618	-	91,175,656
International Value	40,471,520	-	100,777,481
Mid Cap	-	-	623,684,822
Mid Cap Value	19,078,639	-	293,694,457
Opportunistic Growth	-	-	388,671
Opportunistic Value	341,609	-	58,295,184
Small Cap	-	-	178,632,090
Small Cap Value	2,582,903	-	107,261,562

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2009, the Funds had capital loss carryovers as follows:

	Net Capital Loss Carryover	Expiration
Global Value	$237,042	2017
International	846,687,411	2017
International Small Cap	42,384,176	2017
International Value	21,273,231	2017
Mid Cap	133,629,309	2017
Mid Cap Value	63,364,689	2017
Opportunistic Growth	199,888	2017
Opportunistic Value	35,503,974	2017
Small Cap	89,964,498	2017
Small Cap Value	22,928,816	2017

NOTES TO FINANCIAL STATEMENTS

(8)	Fund share activities:

Capital share transactions for the Funds were as follows:

	GLOBAL VALUE	INTERNATIONAL		INTERNATIONAL SMALL CAP
Year ended September 30, 2009	Investor Shares	Investor Shares	Institutional Shares	Investor Shares
Proceeds from shares issued	$19,624,420	$1,592,516,571	$172,950,986	$176,434,127
Net asset value of shares issued in reinvestment of dividends and distributions	119,040	331,783,610	136,080,351	14,306,941
Cost of shares redeemed(1)	(5,362,265)	(2,620,368,565)	(433,419,290)	(292,920,541)

Net increase (decrease) from fund share transactions	$14,381,195	$(696,068,384)	$(124,387,953)	$(102,179,473)

Shares sold	2,913,263	102,961,075	11,471,176	14,930,821
Shares issued in reinvestment of dividends and distributions	17,454	22,089,455	9,017,916	1,308,961
Shares redeemed	(767,349)	(173,003,712)	(25,335,842)	(25,771,244)

Net increase (decrease) in capital shares	2,163,368	(47,953,182)	(4,846,750)	(9,531,462)

	GLOBAL VALUE	INTERNATIONAL		INTERNATIONAL SMALL CAP
Year ended September 30, 2008	Investor Shares(2)	Investor Shares	Institutional Shares	Investor Shares
Proceeds from shares issued	$12,217,315	$2,769,106,273	$154,759,460	$338,978,430
Net asset value of shares issued in reinvestment of dividends and distributions	-	1,711,689,210	659,043,481	168,476,300
Cost of shares redeemed(1)	(1,227,950)	(2,910,764,948)	(814,639,751)	(454,056,544)

Net increase (decrease) from fund share transactions	$10,989,365	$1,570,030,535	$(836,810)	$53,398,186

Shares sold	1,289,375	99,755,202	5,745,726	15,891,243
Shares issued in reinvestment of dividends and distributions	-	59,207,513	22,647,542	7,514,554
Shares redeemed	(139,715)	(107,847,385)	(28,563,145)	(22,390,636)

Net increase (decrease) in capital shares	1,149,660	51,115,330	(169,877)	1,015,161

(1)	Net of redemption fees of:

Fund	9/30/2009	9/30/2008
Global Value - Investor Shares	$9,174	$614
International - Investor Shares	940,168	1,068,938
International - Institutional Shares	357,772	381,010
International Small Cap - Investor Shares	84,469	78,867
International Value - Investor Shares	604,391	76,325
International Value - Institutional Shares	107,009	13,231

(2)	For the period from commencement of operations (December 10, 2007) through September 30, 2008.
(3)	For the period from commencement of operations (September 22, 2008) through September 30, 2008.

NOTES TO FINANCIAL STATEMENTS

INTERNATIONAL VALUE		MID CAP		MID CAP VALUE	OPPORTUNISTIC GROWTH	OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE
Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares	Investor Shares	Investor Shares	Investor Shares	Investor Shares
$998,478,418	$89,768,173	$736,881,835	$40,963,051	$2,001,278,772	$36,443,180	$77,642,687	$127,203,222	$663,675,871
9,494,289	1,837,654	40,618,187	5,181,307	27,732,642	-	2,040,180	591,391	41,643,045
(442,674,211)	(22,279,861)	(787,631,410)	(121,601,275)	(836,787,242)	(3,386,957)	(104,111,914)	(223,553,618)	(428,932,485)

$565,298,496	$69,325,966	$(10,131,388)	$(75,456,917)	$1,192,224,172	$33,056,223	$(24,429,047)	$(95,759,005)	$276,386,431

52,470,821	4,662,123	38,015,250	2,178,933	146,741,963	4,790,702	11,576,435	12,593,776	60,531,651
527,754	102,319	2,392,119	297,093	2,180,239	-	322,303	63,659	4,189,441
(25,344,403)	(1,262,697)	(43,513,929)	(6,036,669)	(64,200,797)	(414,267)	(16,422,436)	(23,451,871)	(42,194,212)

27,654,172	3,501,745	(3,106,560)	(3,560,643)	84,721,405	4,376,435	(4,523,698)	(10,794,436)	22,526,880

INTERNATIONAL VALUE		MID CAP		MID CAP VALUE	OPPORTUNISTIC GROWTH	OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE
Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares	Investor Shares(3)	Investor Shares	Investor Shares	Investor Shares
$303,006,196	$50,740,000	$1,053,457,971	$18,291,682	$1,282,164,200	$6,064,467	$134,089,246	$114,409,460	$497,079,274
98,499,399	15,729,244	874,718,712	120,999,695	353,880,575	-	21,453,072	88,840,327	336,773,337
(592,204,517)	(34,673,009)	(1,467,033,037)	(102,000,633)	(1,053,149,242)	-	(118,108,405)	(394,430,741)	(609,539,934)

$(190,698,922)	$31,796,235	$461,143,646	$37,290,744	$582,895,533	$6,064,467	$37,433,913	$(191,180,954)	$224,312,677

12,372,002	1,981,408	33,783,896	611,019	69,665,295	607,693	13,272,801	7,289,087	34,187,741
3,939,976	629,926	28,651,121	3,870,752	19,573,041	-	2,084,847	5,335,755	24,653,978
(23,733,942)	(1,513,600)	(50,970,079)	(3,530,702)	(56,912,215)	-	(11,319,002)	(25,799,968)	(40,922,503)

(7,421,964)	1,097,734	11,464,938	951,069	32,326,121	607,693	4,038,646	(13,175,126)	17,919,216

NOTES TO FINANCIAL STATEMENTS

(9)	Litigation:

Artisan Funds and the Adviser were defendants in a lawsuit filed in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois that sought certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days during the five year period prior to the filing of the lawsuit in September 2003. The basic allegations in the case were that Artisan Funds and the Adviser did not make appropriate price adjustments to the foreign securities owned by International Fund prior to calculating the Fund’s NAV, thereby allegedly enabling market timing traders to trade the Fund’s shares in such a way as to disadvantage long-term investors. Following years of procedural litigation in state and federal courts, the case was resolved and dismissed with prejudice in May 2008.

Certain legal fees incurred by Artisan Funds in defense of the lawsuit prior to its resolution and related insurance recoveries of $219,395 have been allocated to International Fund and were included in professional fees in the Statements of Operations. The resolution of the lawsuit did not have a material effect on the financial condition or results of operations of any Fund.

(10)	Recent Accounting Pronouncements:

In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard requires enhanced disclosure relating to an entity’s use of derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. This standard was issued and is effective for fiscal years and interim reporting periods beginning after November 15, 2008. The Funds adopted this standard on April 1, 2009. The Funds have evaluated the implications of this standard and have determined there is no impact to the Funds’ September 30, 2009 financial statement disclosures.

(11)	Subsequent Events

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard requires the disclosure of the date through which subsequent events were evaluated. This standard was issued and is effective for interim or annual reporting periods ending after June 15, 2009, and applied prospectively. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements on November 19, 2009 and have determined there is no impact to the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Artisan Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Growth Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund, and Artisan Small Cap Value Fund (ten of eleven portfolios constituting Artisan Funds, Inc.) (the “Funds”) as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Growth Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund, and Artisan Small Cap Value Fund of Artisan Funds, Inc. at September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 19, 2009

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Funds’ fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Funds.

Each Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2009 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2009 that are eligible for the dividends received deduction available to certain corporate shareholders.

Fund	Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
Global Value	$-	93.00%	41.39%
International	318,081,129	100.00	-
International Small Cap	6,812,109	100.00	-
International Value	-	85.04	-
Mid Cap	46,112,826	-	-
Mid Cap Value	23,959,223	94.60	88.46
Opportunistic Growth	-	-	-
Opportunistic Value	-	85.03	65.63
Small Cap	-	-	-
Small Cap Value	41,854,263	-	-

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The first line under the name of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for the six months ended September 30, 2009 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period 4/1/2009-9/30/2009(1)
Artisan Global Value Fund - Investor Shares
Actual	$1,000.00	$1,457.00	$9.24
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59
Artisan International Fund - Investor Shares
Actual	$1,000.00	$1,495.50	$7.63
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17
Artisan International Small Cap Fund - Investor Shares
Actual	$1,000.00	$1,634.90	$9.91
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period 4/1/2009-9/30/2009(1)
Artisan International Value Fund - Investor Shares
Actual	$1,000.00	$1,492.20	$7.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33
Artisan Mid Cap Fund - Investor Shares
Actual	$1,000.00	$1,400.20	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.23
Artisan Mid Cap Value Fund - Investor Shares
Actual	$1,000.00	$1,410.00	$7.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12
Artisan Opportunistic Growth Fund - Investor Shares
Actual	$1,000.00	$1,380.70	$8.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.44
Artisan Opportunistic Value Fund - Investor Shares
Actual	$1,000.00	$1,400.00	$7.94
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.68
Artisan Small Cap Fund - Investor Shares
Actual	$1,000.00	$1,513.50	$7.94
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.38
Artisan Small Cap Value Fund - Investor Shares
Actual	$1,000.00	$1,490.10	$7.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17

(1)

Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended September 30, 2009 (shown below), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2009
Artisan Global Value Fund - Investor Shares(a)	1.50%
Artisan International Fund - Investor Shares	1.22%
Artisan International Small Cap Fund - Investor Shares	1.50%
Artisan International Value Fund - Investor Shares	1.25%
Artisan Mid Cap Fund - Investor Shares	1.23%
Artisan Mid Cap Value Fund - Investor Shares	1.21%
Artisan Opportunistic Growth Fund - Investor Shares(a)	1.47%
Artisan Opportunistic Value Fund - Investor Shares	1.32%
Artisan Small Cap Fund - Investor Shares	1.26%
Artisan Small Cap Value Fund - Investor Shares	1.22%

(a)	The annualized ratio of expenses to average net assets excludes expenses waived or paid by the Adviser or board of directors.

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of September 30, 2009. That information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Databases (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI Inc. as its primary source and FactSet as a secondary source for this information. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country or if the published classification appears to be erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI Inc. and Standard & Poor’s (to the extent available) as a primary source and FactSet (to the extent available) as a secondary source for this information. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry or if the published classification appears to be erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Funds’ data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Definitions of Portfolio Statistics

Market Capitalization is the aggregate value of all of a company’s outstanding equity securities.

Weighted Average Market Cap is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company’s position within the portfolio.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the markets in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The indices to which the Funds are compared are:

Artisan Global Value Fund – Morgan Stanley Capital International All Country World IndexSM (MSCI ACWISM) is a market-weighted index of global developed and emerging markets.

Artisan International, Artisan International Small Cap and Artisan International Value Funds – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE®’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Fund – Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits growth investment style characteristics according to MSCI’s methodology. MSCI EAFE® Growth’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Small Cap Fund – Morgan Stanley Capital International EAFE® Small Cap Index (MSCI EAFE® Small Cap) is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

Artisan International Value Fund – Morgan Stanley Capital International EAFE® Value Index (MSCI EAFE® Value) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits value investment style characteristics according to MSCI’s methodology.

Artisan Mid Cap and Artisan Mid Cap Value Funds – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies.

Artisan Mid Cap Fund – Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values.

Artisan Mid Cap Value Fund – Russell Midcap® Value Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Opportunistic Growth and Artisan Opportunistic Value Funds – Russell 1000® Index is a market-weighted index of about 1,000 large U.S. companies.

Artisan Opportunistic Growth Fund – Russell 1000® Growth Index is a market-weighted index of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Artisan Opportunistic Value Fund – Russell 1000® Value Index is a market-weighted index of those large companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Small Cap and Artisan Small Cap Value Funds – Russell 2000® Index is a market-weighted index of about 2,000 small U.S. companies.

Artisan Small Cap Fund – Russell 2000® Growth Index is a market-weighted index of those small companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

Artisan Small Cap Value Fund – Russell 2000® Value Index is a market-weighted index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Artisan Partners Limited Partnership. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Funds, Inc. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Funds’ presentation thereof.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.344.1770. That information also is included in Artisan Funds’ statement of additional information, which is available without charge, on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information relating to how each Artisan Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 13, 2009, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below. Each director oversees all eleven series of Artisan Funds.

Name and Age at 11/13/09	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 66	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).
Thomas R. Hefty – 62	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Faculty, Department of Business and Economics, Ripon College.	None.
Jeffrey A. Joerres – 49	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization).	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).
Patrick S. Pittard – 63	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia.	Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.); Director, Lincoln National Corporation (insurance and investment management company).
Howard B. Witt – 69	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Director, Franklin Electric Co., Inc. (manufacturer of electric motors).

DIRECTORS AND OFFICERS

Name and Age at 11/13/09	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 52*	Director, President and Chief Executive Officer	Director since 1/5/95; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners.	None.
Officers:
Lawrence A. Totsky – 50	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors LLC.	None.
Janet D. Olsen – 53	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors LLC.	None.
Brooke J. Billick – 55	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors LLC.	None.
Carlene M. Ziegler – 53	Vice President	3/27/95	Managing Director of Artisan Partners; until April 2008, Portfolio Co-Manager of Artisan small-cap growth strategy, including Artisan Small Cap Fund; until February 2005, Director of Artisan Funds.	None.
Michael C. Roos – 51	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors LLC.	None.
Gregory K. Ramirez – 39	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director of Artisan Partners; Assistant Treasurer of Artisan Distributors LLC.	None.
Sarah A. Johnson – 37	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners.	None.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

DIRECTORS AND OFFICERS

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne – 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 800.344.1770 or visit our website at www.artisanfunds.com for a free copy of the SAI.

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.344.1770 WWW.ARTISANFUNDS.COM

ARTISAN

ANNUAL

REPORT

SEPTEMBER 30, 2009

ARTISAN EMERGING
MARKETS FUND

_________

ARTISAN INTERNATIONAL

FUND

_________

ARTISAN INTERNATIONAL

VALUE FUND

_________

ARTISAN MID CAP FUND

ARTISAN FUNDS, INC.

INSTITUTIONAL SHARES

2	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
2	Artisan Emerging Markets Fund
4	Artisan International Fund
6	Artisan International Value Fund
8	Artisan Mid Cap Fund

10	SCHEDULES OF INVESTMENTS
10	Artisan Emerging Markets Fund
13	Artisan International Fund
16	Artisan International Value Fund
19	Artisan Mid Cap Fund

22	STATEMENTS OF ASSETS AND LIABILITIES

24	STATEMENTS OF OPERATIONS

26	STATEMENTS OF CHANGES IN NET ASSETS

28	FINANCIAL HIGHLIGHTS

32	NOTES TO FINANCIAL STATEMENTS

47	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

49	SHAREHOLDER EXPENSE EXAMPLE

51	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

53	PROXY VOTING POLICIES AND PROCEDURES

53	INFORMATION ABOUT PORTFOLIO SECURITIES

54	DIRECTORS AND OFFICERS

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of the Institutional Shares of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For more complete information on any Fund, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2009. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes. Each of the Funds offer other classes of shares. A report on each of the other classes is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member FINRA.

ARTISAN EMERGING MARKETS FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Emerging Markets Fund employs a fundamental research process to construct a diversified portfolio of emerging market companies. The team’s investment process is focused on identifying companies that are priced at a discount relative to the team’s estimate of their sustainable earnings.

• Sustainable Earnings. The team believes that over the long term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. The team determines a company’s sustainable earnings based upon financial and business analysis. The financial analysis of a company’s balance sheet, income statement, and statement of cash flows focuses on identifying historical drivers of return on equity. The business analysis examines a company’s competitive advantages and financial strength to assess sustainability.

• Valuation. The team believes that investment opportunities develop when businesses with sustainable earnings are undervalued relative to peers and historical industry, country and regional valuations. The team values a business and develops a price target based on their assessment of the business’s sustainable earnings and cash flow expectations and the team’s risk analysis.

• Risk Analysis. The team believes that a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The risk-rating assessment includes a review of the currency, interest rate, monetary and fiscal policy and political risks to which a company is exposed.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (6/26/2006 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	Since Inception
Artisan Emerging Markets Fund - Institutional Shares	18.66%	7.55%	10.55%
MSCI Emerging Markets IndexSM	19.07	7.95	11.09

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future. For current to most recent month-end performance information call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance. Absent that expense waiver, the Fund’s performance would have been lower. See page 51 for a description of the index.

2

INVESTING ENVIRONMENT

During the year ended September 30, 2009, global markets continued to deal with the economic downturn. Emerging markets stocks fell sharply in October 2008 and continued to trade around recent lows until early March when stocks started to rally on reports that the pace of the global economic slowdown had begun to moderate. For the year ended September 30, 2009, the MSCI Emerging Markets IndexSM advanced 19.07%, though not all markets enjoyed robust gains. From a regional perspective, Asia was the strongest performing region as stocks in China and India posted gains in excess of 30%. In Latin America, stocks advanced nearly 20% on the strength of the Brazilian market, which was up almost 27%. In contrast, stocks in Mexico fell approximately -4% during the period. The EMEA (Europe, Middle East & Africa) region was the weakest performing area.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	10.6%	10.9%
Consumer Staples	8.4	6.2
Energy	14.8	12.7
Financials	13.6	14.8
Healthcare	2.6	2.2
Industrials	12.6	10.8
Information Technology	10.2	12.9
Materials	13.0	11.3
Telecommunication Services	9.5	11.8
Utilities	1.5	2.6
Other assets less liabilities	3.2	3.8
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned 18.66% during the twelve-month period, slightly underperforming the Index. We benefited from strong security selection in Taiwan, Korea and Brazil. Some of our leading performers in these countries were Taiwanese fertilizer manufacturer and land owner Taiwan Fertilizer Co., Ltd., Taiwanese memory chip manufacturer MediaTek Incorporation, Korean memory chip manufacturer Samsung Electronics Co., Ltd., Brazilian consumer products manufacturer Hypermarcas SA, Brazilian bank Itau Unibanco Holdings SA and Brazilian oil company OGX Petroleo e Gas Participacoes SA.

On the downside, we were negatively impacted by weakness in our Russian and Indian holdings. Some of our biggest decliners in these countries were Russian banking services provider Sberbank, Russian seamless pipe manufacturer OAO TMK, Russian oil company Alliance Oil Company Ltd. and Indian consulting and IT services provider Satyam Computer Services Limited. We were also hurt on a relative basis by our lack of investment in Chinese financials, which advanced over 38%.

FUND CHANGES

We strive to identify stocks that possess unique access to growth and competitive advantages that will allow those companies to sustain earnings growth over the long term. The volatility in the market over the past twelve months unearthed several investment opportunities. The most recent additions to the portfolio included Chinese mobile telecom services provider China Mobile Limited, Indonesian telecom services company PT Telekomunikasi Indonesia, Indonesian cement and building materials manufacturer PT Indocement Tunggal Prakarsa Tbk, Indonesian commercial bank PT Bank Rakyat Indonesia and Brazilian telecom services provider Tele Norte Leste Participacoes S.A. Our purchases were funded in part by the sales of Weichai Power Co., Ltd., Dr. Reddy’s Laboratories Limited, Tiger Brands Limited, Credicorp Limited and Philippine Long Distance Telephone Company.

REGION ALLOCATION

Region	9/30/08	9/30/09
Emerging Asia	36.2%	41.9%
Latin America	27.9	26.0
Europe, Middle East & Africa	27.5	24.1
Developed Markets	5.2	4.2

As a percentage of total net assets.

3

ARTISAN INTERNATIONAL FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund employs a fundamental stock selection process focused on identifying long-term growth opportunities.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. growth companies of all market capitalizations in developed markets and emerging and less developed markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (7/1/1997 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund – Institutional Shares	5.25%	-1.60%	7.79%	5.85%	8.49%
MSCI EAFE® Growth Index	-0.78	-3.22	5.75	0.56	1.68
MSCI EAFE® Index	3.23	-3.60	6.07	2.55	3.55

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 51 for a description of each index.

4

INVESTING ENVIRONMENT

The MSCI EAFE® Index trended lower for the first part of the fiscal year to a low in early March. Stocks subsequently rebounded sharply, ending the twelve-month reporting period up 3.23%. Emerging markets, as measured by the MSCI Emerging Markets IndexSM, led the recovery from March lows amid stimulus spending and the prospect of a return to economic growth. Similarly, financial stocks rallied off their steep lows, although the sector remains in the red on a trailing twelve-month basis.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	11.2%	12.1%
Consumer Staples	9.8	14.2
Energy	9.1	4.5
Financials	14.2	30.7
Healthcare	7.9	10.1
Industrials	17.4	11.2
Information Technology	4.7	6.4
Materials	7.4	6.6
Telecommunication Services	3.1	1.6
Utilities	9.4	1.5
Other assets less liabilities	5.8	1.1
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund ended the period ahead of the MSCI EAFE® Index with a return of 5.25%. Our outperformance was primarily the result of strong stock selection in the technology, consumer discretionary and financial sectors. ASML Holding N.V. was our key source of strength in the technology sector. Our top performers in the consumer discretionary sector included our retailers (Industria de Diseno Textil, S.A., LVMH Moet Hennessy Louis Vuitton SA and Kingfisher PLC) and automobile companies (SUZUKI MOTOR COPORATION, DENSO CORPORATION and Daimler AG). Within the financial sector, China Resources Land Limited, China Construction Bank Corporation and China Life Insurance Co. were some of our strongest performers.

On the downside, our underweight positions in the telecommunications and energy sectors, two of the better performing sectors over the last twelve months, worked against us. Our positions in the utilities, energy and materials sectors also weighed on performance. RAO Unified Energy System (equity-linked participation certificate), which we sold during the period, was our biggest detractor in the utilities sector. The losses of SeaDrill Ltd., Technip SA and Gazprom hurt our performance in the energy sector. We sold SeaDrill Ltd. and Technip SA during the period.

Regionally, our European holdings outperformed those in the Index and our investments in emerging markets, particularly in China, proved positive. While our underweight position in Japan added relative value, the poor performance of our holdings in Japan and our low exposure to the strong yen outweighed the benefit.

FUND CHANGES

We look to invest in companies with attractive growth rates, trading at reasonable valuations, with exposure to the long-term themes we have identified. Our larger purchases during the period included several financial companies, as well as a number of companies in more defensive sectors. We added Societe Generale, HSBC Holdings plc, Credit Suisse Group AG and ING Groep N.V. in the financial sector, Pernod Ricard SA, Imperial Tobacco Group plc and Heineken NV in the consumer staples sector, and Covidien plc and Novartis AG in the health care sector.

Sales during the period included Alstom S.A., Bouygues SA, Fortum Oyj, LVMH Moet Hennessy Louis Vuitton SA and Redecard SA.

REGION ALLOCATION

Region	9/30/08	9/30/09
Europe	61.0%	68.7%
Emerging Markets	15.5	13.9
Pacific Basin	15.0	9.5
Americas	2.2	6.8
Middle East	0.5	—

As a percentage of total net assets.

5

ARTISAN INTERNATIONAL VALUE FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Value Fund employs a bottom-up investment process to construct a diversified portfolio of stocks of undervalued non-U.S. companies. The Fund’s investment process is focused on identifying what the investment team believes are high quality, undervalued businesses that offer the potential for superior risk/reward outcomes. The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

Business quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

The Fund primarily invests in common stocks and other equity securities of non-U.S. companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (10/1/2006 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	Since Inception
Artisan International Value Fund – Institutional Shares	9.14%	0.14%	0.14%
MSCI EAFE® Value Index	7.35	-4.08	-4.08
MSCI EAFE® Index	3.23	-3.60	-3.60

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 51 for a description of each index.

6

INVESTING ENVIRONMENT

International equities, as measured by the MSCI EAFE® Index, posted sharp losses in the first part of the fiscal year and reached a low in early March. From that point, equity markets dramatically recovered. Financials, materials and industrials led the way, though all sectors and all regions posted positive returns for the twelve months ended September 30, 2009. One of the main drivers of market returns was improvement (or more accurately, less of a decline) in the underlying economy.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	22.3%	23.4%
Consumer Staples	13.0	10.0
Energy	—	4.7
Financials	19.0	17.9
Healthcare	13.5	8.8
Industrials	15.1	14.6
Information Technology	8.3	6.1
Materials	2.2	3.2
Telecommunication Services	1.6	1.4
Other assets less liabilities	5.0	9.9
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund gained 9.14% during the twelve-month period ended September 30, 2009, outperforming the MSCI EAFE® Index, which increased 3.23% over the same period. Our outperformance in the first half of the fiscal year was the key driver of strength.

Performance of the following stocks had a positive impact on the portfolio during the year: Publicis Groupe, a French advertising services company; Experian PLC, a U.K. credit information firm; Signet Jewelers Ltd., a jewelry retailer in the U.S. and U.K.; and Panalpina Welttransport Holding AG, a Swiss logistics provider. Notable detractors included Julius Baer Holding AG, a Swiss bank, which we sold during the period; Covidien plc, a medical products maker; MEITEC CORPORATION, a Japanese engineering outsourcing firm; and Kimberly-Clark de Mexico, S.A.B. de C.V., a paper products manufacturer.

FUND CHANGES

We remained focused on the intersection of balance sheet strength, business quality and valuation during the past year. Some of the more recent additions to the portfolio were contract caterer Compass Group PLC, technology services provider Accenture PLC and packaged food company Nestle SA. We exited our positions in memory chip manufacturer Samsung Electronics Co., Ltd., cosmetics maker L’Oreal SA, dental implant manufacturer Nobel Biocare Holding AG, financial services provider IGM Financial, Inc. and residential property website operator Rightmove PLC.

REGION ALLOCATION

Region	9/30/08	9/30/09
Europe	63.8%	64.2%
Americas	10.7	13.0
Pacific Basin	14.2	10.2
Emerging Markets	6.3	2.7

As a percentage of total net assets.

7

ARTISAN MID CAP FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund employs a bottom-up investment process to construct a diversified portfolio of primarily U.S. mid-cap growth companies. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

The Fund’s investment team attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

Franchise characteristics. These are characteristics that the team believes help to protect a company’s stream of cash flow from the effects of competition. The team looks for companies with at least two of the following characteristics: low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name.

Attractive valuations. Through its own fundamental research, the team estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

Accelerating profit cycle. The team tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (7/1/2000 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Mid Cap Fund – Institutional Shares	2.77%	1.33%	5.80%	3.00%
Russell Midcap® Growth Index	-0.40	-3.10	3.75	-2.47
Russell Midcap® Index	-3.55	-4.07	3.89	4.18

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 51 for a description of each index.

8

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2009, the performance of mid-cap stocks was fairly volatile. Through early March, mid-cap stocks sank along with the broader market amid worsening economic conditions and turmoil in the financial sector. Mid-cap stocks then rebounded sharply on increasing signs of stabilization in the financial system and economy. The Russell Midcap® Index declined -3.55% over the full fiscal year. Growth stocks held up better than value names as the Russell Midcap® Growth Index was almost unchanged at -0.40%, while its value counterpart fell -7.12%. Within the Growth Index, sector returns diverged. Some sectors advanced, including technology, consumer discretionary and materials, while financial and telecommunications stocks were down by double-digit percentages.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	7.7%	16.0%
Consumer Staples	4.8	3.0
Energy	4.0	2.1
Financials	8.0	6.5
Healthcare	25.4	17.8
Industrials	14.9	13.2
Information Technology	28.5	34.7
Materials	1.6	2 .4
Telecommunication Services	0.4	—
Utilities	2.0	—
Exchange Traded Funds	—	0.7
Other assets less liabilities	2.7	3.6
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned 2.77% in the period, outperforming the Russell Midcap® and Russell Midcap® Growth indices. Relative to the benchmarks, the Fund benefited from strong security selection, particularly among our health care, consumer discretionary and industrials holdings, although our leading performers came from a variety of sectors. Our outsized position in the technology sector was also beneficial. Our positive results in the health care sector were driven by Cerner Corporation, a health care information technology company, specialty pharmaceuticals company Allergan, Inc. and Intuitive Surgical, Inc., a maker of minimally invasive robotic surgical systems. Department store operator Kohl’s Corporation and Precision Castparts Corp., a manufacturer of complex metal components, were leading contributors to our return in the consumer discretionary and industrials sectors, respectively. Other standout performers included Broadcom Corporation, Red Hat, Inc. and NVIDIA Corporation.

Among the largest sources of weakness compared to the benchmarks were our utilities and energy holdings. Independent power producers Calpine Corporation and Dynegy Inc. and energy equipment and service provider Smith International, Inc. were among our worst performing utilities and energy holdings.

FUND CHANGES

The most notable changes to the portfolio during the period were increased exposure to the consumer discretionary and information technology sectors and a reduced weighting in the health care sector. In the consumer discretionary sector, we added to our position in Kohl’s Corporation and purchased several new holdings including Dick’s Sporting Goods, Inc., O’Reilly Automotive Inc. and Coach, Inc. In the information technology sector, new purchases included Agilent Technologies, Inc., Citrix Systems, Inc. and ANSYS, Inc., among others.

Our reduced weighting in the health care sector was due in part to the sales of Thermo Fisher Scientific, Inc., Gen-Probe Incorporated and Celgene Corporation. In addition to those sales in health care, our new purchases were funded with the sales of Cooper Industries, Ltd., AGCO Corporation, Intermec, Inc. and Calpine Corporation, among others.

9

ARTISAN EMERGING MARKETS FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value
COMMON AND
PREFERRED STOCKS - 96.2%

BRAZIL - 19.1%
All-America Latina Logistica S.A. (Units)	155,900	$1,202,074
Amil Participacoes SA	133,200	730,059
Companhia Energetica de Minas Gerais- CEMIG, Preferred(1)	66,447	1,012,683
Companhia Vale do Rio Doce	158,462	3,684,268
Dufry South America Ltd (DR)	71,000	1,199,898
Empresa Brasileira de Aeronautica S.A.(2)	156,600	906,045
Hypermarcas SA(2)	73,000	1,429,425
Itau Unibanco Holdings SA, Preferred(1)	139,051	2,802,055
Marcopolo S.A., Preferred(1)	274,400	944,818
Net Servicos de Comunicacao SA, Preferred(2)	72,400	842,269
OGX Petroleo e Gas Participacoes SA	1,187	907,865
Petroleo Brasileiro S.A.	281,300	6,486,286
Randon SA Implementos e Participacoes, Preferred(1)	136,100	1,024,822
Rodobens Negocios Imobiliarios SA	97,300	987,499
SEB - Sistema Educacional Brasileiro SA (Units)(1)	99,100	990,105
SLC Agricola SA	69,278	595,957
Tele Norte Leste Participacoes S.A.	48,100	1,086,024
Tim Participacoes S.A., Preferred	599,100	1,491,325
Wilson Sons Limited (DR)	89,721	1,230,144

		29,553,621
CHILE - 1.1%
Compania Cervecerias Unidas S.A.	140,189	956,269
Empresa Nacional de Telecomunicaciones S.A.	57,908	749,038

		1,705,307
CHINA - 12.3%
Airmedia Group, Inc. (DR)(2)	116,302	854,820
Ajisen China Holdings Limited	1,337,913	1,191,167
Chaoda Modern Agriculture (Holdings) Limited	2,466,536	1,499,008
China Dongxiang Group Company	2,591,000	1,718,407
China Mobile Limited	389,500	3,794,459
China Railway Construction Corporation, H Shares	659,000	875,827
GOME Electrical Appliances Holdings Limited(2)	6,095,587	1,628,101
Huabao International Holdings Limited	2,188,900	2,347,051
Mindray Medical International Limited, Class A (DR)	44,083	1,438,869
New Oriental Education & Technology Group, Inc. (DR)(2)	9,472	762,022
Tingyi (Cayman Islands) Holding Corporation	722,300	1,493,054
Zhuzhou CSR Times Electric Co., Ltd., H Shares	813,200	1,420,730

		19,023,515

	Shares Held	Value
CZECH REPUBLIC - 0.9%
CEZ	25,892	$1,380,923

EGYPT - 1.4%
Commercial International Bank	74,988	790,086
Egyptian Financial Group-Hermes Holding	253,379	1,376,499

		2,166,585
HONG KONG - 0.8%
Samson Holding Ltd.	6,230,955	1,286,382

HUNGARY - 0.8%
MOL Hungarian Oil and Gas Nyrt., Class A(2)	14,495	1,210,385

INDIA - 3.2%
Cairn India Ltd.(2)	314,654	1,710,467
Patni Computer Systems Ltd	112,773	1,076,507
Piramal Healthcare Ltd.	135,902	1,082,018
Power Finance Corporation	221,908	1,056,606

		4,925,598
INDONESIA - 2.8%
PT Bank Rakyat Indonesia	1,590,500	1,234,221
PT Indocement Tunggal Prakarsa Tbk	1,207,595	1,324,419
PT Telekomunikasi Indonesia(3)	1,929,500	1,722,078

		4,280,718
ITALY - 0.5%
Tenaris S.A. (DR)	23,625	841,523

KAZAKSTAN - 1.2%
KazMunaiGas Exploration Production (DR)	80,221	1,795,346

KOREA - 9.1%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	42,934	626,747
Hyundai Development Company	27,731	1,007,330
MegaStudy Co., Ltd.	6,312	1,299,096
Samsung Electronics Co., Ltd.	10,726	7,419,215
Shinhan Financial Group Co., Ltd.(2)	53,567	2,136,770
Shinsegae Co., Ltd.	3,049	1,539,703

		14,028,861
LUXEMBOURG - 0.6%
Ternium S.A. (DR)(2)	32,780	871,948

MEXICO - 5.7%
America Movil SAB de C.V., Series L(1)	1,242,995	2,721,383
Bolsa Mexicana de Valores SA(2)	654,844	810,246
Fomento Economico Mexicano SAB, Series UBD (Units)	316,810	1,206,258
Grupo Financiero Banorte S.A.B. de C.V.	417,886	1,398,217

10

	Shares Held	Value
MEXICO (CONTINUED)
Grupo Televisa S.A.	376,307	$1,392,367
Urbi, Desarrollos Urbanos, S.A. de C.V.(2)	660,893	1,339,708

		8,868,179
NETHERLANDS - 0.8%
Plaza Centers (Europe) BV(2)	577,767	1,211,909

POLAND - 0.6%
Polski Koncern Naftowy Orlen S.A.(2)	90,152	934,470

RUSSIA - 4.6%
Globaltrans Investment PLC (DR)(2)	144,207	1,067,132
Globaltrans Investment PLC, 144A (DR)(2)(3)	50,956	377,074
LUKOIL (DR)	64,329	3,486,632
Mobile TeleSystems (DR)	27,458	1,325,398
Razguliay Group(2)(3)	426,978	873,003

		7,129,239
SINGAPORE - 0.8%
Epure International Ltd.	2,960,000	1,197,743

SOUTH AFRICA - 9.3%
ABSA Group Limited	103,317	1,650,431
African Bank Investments Limited	293,703	1,153,386
Barloworld Limited	124,095	809,459
Gold Fields Limited	121,474	1,641,322
Grindrod Limited	523,772	1,108,623
Harmony Gold Mining Company Limited	99,526	1,059,915
Impala Platinum Holdings Limited	82,110	1,912,840
Mondi Limited	273,218	1,418,464
Mr. Price Group Limited	153,914	696,629
MTN Group Limited(3)	135,053	2,147,328
Reunert Limited	111,437	830,734

		14,429,131
SWEDEN - 0.8%
Alliance Oil Co Ltd. (DR)	93,993	1,162,888

TAIWAN - 11.7%
Acer Inc.	628,599	1,603,369
Cathay Financial Holding Co., Ltd.(2)	874,292	1,452,258
Chinatrust Financial Holding Company Ltd.	1,977,838	1,282,752
Far Eastern Textile Ltd.	1,076,698	1,262,645
Far EasTone Telecommunications Co., Ltd.	593,000	693,567
Hon Hai Precision Industry Co., Ltd.	683,729	2,743,593
HTC Corporation	93,400	1,025,576
MediaTek Incorporation	149,214	2,487,828
Taiwan Fertilizer Co., Ltd.	556,000	1,988,926
Taiwan Semiconductor Manufacturing Company Ltd.	1,750,647	3,512,403

		18,052,917
THAILAND - 2.8%
Bangkok Bank Public Company Limited (DR)	254,600	922,077
Bumrungrad Hospital Public Company Limited (DR)	945,000	820,263

	Shares Held	Value
THAILAND (CONTINUED)
Glow Energy Pcl (DR)	438,700	$430,034
Siam Commercial Bank Public Company Limited (DR)	567,700	1,444,313
Total Access Communication Public Company Limited (DR)	593,300	759,161

		4,375,848
TURKEY - 5.3%
Cimsa Cimento Sanayi ve Ticaret A.S.	278,976	1,231,329
Ford Otomotiv Sanayi A.S.	114,160	715,423
Tekfen Holding A.S.(2)	261,548	754,330
Tupras-Turkiye Petrol Rafinerileri A.S.	65,336	1,083,063
Turk Hava Yollari Anonim Ortakligi	475,255	1,236,175
Turkcell Iletisim Hizmetleri AS	247,135	1,765,250
Turkiye Sinai Kalkinma Bankasi A.S.(2)	1,387,291	1,374,203

		8,159,773

Total common and preferred stocks (Cost $126,492,215)		148,592,809

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.9%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $6,031,002(4) (Cost $6,031,000)	$6,031,000	6,031,000

Total investments - 100.1% (Cost $132,523,215)		154,623,809

Other assets less liabilities - (0.1%)		(214,689)

Total net assets - 100.0%(5)		$154,409,120

(1)	Non-voting shares.
(2)	Non-income producing security.
(3)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds, Inc. In total, securities valued at a fair value were $5,119,483 or 3.3% of total net assets.

(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.750%	3/31/2011	$6,152,139

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

11

PORTFOLIO DIVERSIFICATION - SEPTEMBER 30, 2009
	Value	Percentage of Total Net Assets
Consumer Discretionary	$16,903,893	10.9%
Consumer Staples	9,592,677	6.2
Energy	19,618,925	12.7
Financials	22,826,088	14.8
Healthcare	3,341,150	2.2
Industrials	16,684,709	10.8
Information Technology	19,868,491	12.9
Materials	17,480,482	11.3
Telecommunication Services	18,255,011	11.8
Utilities	4,021,383	2.6

Total common and preferred stocks	148,592,809	96.2
Short-term investments	6,031,000	3.9

Total investments	154,623,809	100.1
Other assets less liabilities	(214,689)	(0.1)

Total net assets	$154,409,120	100.0%

CURRENCY EXPOSURE - SEPTEMBER 30, 2009
	Value	Percentage of Total Investments
Brazilian real	$29,553,621	19.1%
British pound	1,211,909	0.8
Chilean peso	1,705,307	1.1
Czech koruna	1,380,923	0.9
Egyptian pound	2,166,585	1.4
Hong Kong dollar	17,254,186	11.2
Hungarian forint	1,210,385	0.8
Indian rupee	4,925,598	3.2
Indonesian rupiah	4,280,718	2.8
Korean won	14,028,861	9.1
Mexican peso	8,868,179	5.7
Polish zloty	934,470	0.6
Singapore dollar	1,197,743	0.8
South African rand	14,429,131	9.3
Swedish krona	1,162,888	0.7
Taiwan dollar	18,052,917	11.7
Thai baht	4,375,848	2.8
Turkish lira	8,159,773	5.3
U.S. dollar	19,724,767	12.7

Total investments	$154,623,809	100.0%

TOP TEN HOLDINGS - SEPTEMBER 30, 2009
Company Name	Country	Percentage of Total Net Assets
Samsung Electronics Co., Ltd.	Korea	4.8%
Petroleo Brasileiro S.A.	Brazil	4.2
China Mobile Limited	China	2.5
Companhia Vale do Rio Doce	Brazil	2.4
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	2.3
LUKOIL	Russia	2.3
Banco Itau Holding Financeira S.A., Preferred	Brazil	1.8
Hon Hai Precision Industry Co., Ltd.	Taiwan	1.8
America Movil SAB de C.V.	Mexico	1.8
MediaTek Incorporation	Taiwan	1.6

Total		25.5%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

12

ARTISAN INTERNATIONAL FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value
COMMON AND PREFERRED STOCKS AND EQUITY-LINKED SECURITIES - 98.9%

BELGIUM - 1.4%
Anheuser-Busch InBev NV	3,038,935	$138,769,333
Umicore	306,886	9,188,204

		147,957,537
BRAZIL - 1.5%
Petroleo Brasileiro S.A., Preferred (DR)	4,143,960	162,899,068

CANADA - 2.7%
Canadian Pacific Railway Limited	6,172,234	288,551,939

CHINA - 5.3%
China Construction Bank, H Shares	209,744,100	167,794,197
China Life Insurance Co., Limited, H Shares	50,676,900	220,688,302
China Merchants Bank Co., Ltd., H Shares	10,226,500	22,801,649
China Merchants Holdings International Company Limited	28,474,900	94,793,249
Industrial and Commercial Bank of China Ltd, H Shares	71,035,000	53,436,307
Wynn Macau Ltd.(1)(2)(3)(4)	213,200	277,296

		559,791,000
DENMARK - 1.0%
Danske Bank A/S(2)	3,886,311	101,797,887

FRANCE - 12.9%
Accor S.A.	3,289,802	183,129,442
BNP Paribas	2,243,378	179,243,330
BNP Paribas Rights(2)(5) Exercise Price: 40.00 EUR Expiration: 10/13/09	2,243,378	4,858,609
Compagnie de Saint-Gobain	1,321,134	68,534,778
Credit Agricole S.A.	2,645,543	55,282,915
DANONE S.A.	430,414	25,937,053
Natixis(2)	14,561,979	87,794,138
Pernod Ricard SA	3,142,325	249,550,719
Societe Generale	2,612,019	210,226,241
Unibail-Rodamco	531,342	110,371,628
Vinci SA	3,506,906	198,396,442

		1,373,325,295
GERMANY - 15.3%
Allianz SE	1,149,794	143,639,281

	Shares Held	Value
GERMANY (CONTINUED)
Bayer AG	5,149,899	$356,834,304
Daimler AG	6,650,536	334,831,351
Deutsche Post AG	7,488,127	140,259,109
Fraport AG	763,372	40,605,844
Linde AG	3,227,712	349,899,768
Muenchener Rueckversicherungs-Gesellschaft AG	1,640,735	261,777,526

		1,627,847,183
HONG KONG - 2.0%
The Bank of East Asia, Ltd.	21,134,040	76,354,749
Li & Fung Limited	16,282,000	66,808,292
NWS Holdings Limited	34,876,746	67,772,956

		210,935,997
INDIA - 2.4%
Housing Development Finance Corporation Ltd.	1,248,822	71,777,735
ICICI Bank Limited	2,180,220	41,014,241
ICICI Bank Limited (DR)	3,781,414	145,811,324

		258,603,300
IRELAND - 0.3%
The Governor and Company of the Bank of Ireland(2)	7,014,128	35,103,280

ITALY - 3.8%
Assicurazioni Generali S.p.A.	4,549,408	124,692,568
Banca Monte dei Paschi di Siena S.p.A.	33,618,584	71,924,143
Intesa Sanpaolo(2)	46,351,919	205,013,251

		401,629,962
JAPAN - 5.9%
ADVANTEST CORPORATION	915,900	25,406,238
DENSO CORPORATION	3,723,834	109,518,429
JAPAN TOBACCO INC.	22,388	76,817,290
MITSUI & CO., LTD.	3,733,500	48,828,931
Mitsui Fudosan Co., Ltd.	421,250	7,128,377
Mizuho Financial Group, Inc.	34,892,200	69,189,680
Sumitomo Mitsui Financial Group, Inc.	2,042,200	71,209,113
SUZUKI MOTOR CORPORATION	9,263,615	216,200,896

		624,298,954
MEXICO - 1.0%
Grupo Televisa S.A. (DR)	5,763,446	107,142,461

NETHERLANDS - 8.7%
Akzo Nobel N.V.	1,636,135	101,360,000
ASML Holding N.V.	15,185,025	446,641,910

13

	Shares Held	Value
NETHERLANDS (CONTINUED)
Heineken Holding NV	2,189,148	$89,297,213
Heineken NV	2,605,835	120,136,313
ING Groep N.V.(2)	9,533,795	170,205,482

		927,640,918
RUSSIA - 2.4%
Gazprom (DR)	10,789,888	250,864,896

SAUDI ARABIA - 0.1%
Almarai Company Ltd., Equity Linked Security, 144A(1)(4)(5)(6)	278,912	12,643,168

SINGAPORE - 1.6%
Genting Singapore PLC(2)	67,198,799	53,428,925
Oversea-Chinese Banking Corporation Limited	19,713,900	109,859,876

		163,288,801
SPAIN - 2.5%
Industria de Diseno Textil, S.A.	1,753,277	100,599,375
Telefonica S.A.	6,075,187	167,623,186

		268,222,561
SWEDEN - 2.5%
AB SKF, Class B	4,231,979	66,472,305
Atlas Copco AB, Class A	6,497,329	83,693,997
Sandvik AB	4,274,723	47,215,198
Skandinaviska Enskilda Banken AB (SEB), Class A(2)	9,841,141	66,347,784

		263,729,284
SWITZERLAND - 10.1%
Credit Suisse Group AG	2,981,339	165,422,168
Holcim Ltd.(2)	3,542,374	243,040,424
Nestle SA	5,381,246	229,311,805
Novartis AG	2,806,649	140,427,242
Roche Holding AG	353,557	59,125,184
Roche Holding AG - Genussscheine(5)	1,471,650	237,866,810

		1,075,193,633
TAIWAN - 1.2%
Taiwan Semiconductor Manufacturing Company Ltd. (DR)	11,679,533	128,007,682

UNITED KINGDOM - 10.2%
Cadbury PLC	5,712,282	73,306,598
Experian PLC	5,017,535	42,218,876
HSBC Holdings plc	18,443,715	211,604,917
Imperial Tobacco Group plc	4,563,135	131,849,845
Kingfisher PLC	35,168,844	119,660,727
National Grid PLC	16,651,187	160,731,137
Smith & Nephew PLC	13,927,869	124,760,806
Tesco PLC	21,804,052	139,245,308
William Morrison Supermarkets PLC	16,702,548	74,020,238

		1,077,398,452

	Shares Held	Value
UNITED STATES - 4.1%
Accenture PLC, Class A	340,433	$12,687,938
Activision Blizzard, Inc.(2)	5,157,574	63,902,342
Covidien plc	3,551,851	153,653,074
Philip Morris International Inc.	3,034,554	147,904,162
Schlumberger Limited	1,021,022	60,852,911

		439,000,427

Total common and preferred stocks and equity-linked securities (Cost $9,157,886,883)		10,505,873,685

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 1.6%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $173,052,048(7) (Cost $173,052,000)	$173,052,000	173,052,000

Total investments - 100.5% (Cost $9,330,938,883)		10,678,925,685

Other assets less liabilities - (0.5%)		(51,070,961)

Total net assets - 100.0%(8)		$10,627,854,724

(1)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds, Inc. In total, securities valued at a fair value were $12,920,464 or 0.1% of total net assets.

(2)	Non-income producing security.
(3)

Security has been determined to be illiquid under procedures established by the board of directors of Artisan Funds, Inc. In total, the value of securities determined to be illiquid were $277,296, or less than 0.1% of total net assets.

(4)

Securities are restricted and were acquired in a transaction under Rule 144A of the Securities Act of 1933. Restricted securities may be resold in transactions exempt from registration normally to qualified institutional buyers. Almarai Company Ltd. was acquired on various dates from August 13, 2009 to September 30, 2009 at an aggregate cost of $12,227,447. Wynn Macau Ltd. was acquired on September 30, 2009 at an aggregate cost of $280,094. In total, the value of restricted securities held by the Fund was $12,920,464 or 0.1% of total net assets.

(5)	Non-voting shares.
(6)

Security is an equity-linked participation certificate issued by Deutsche Bank AG. As described in Note 2(i)in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(7)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	3.125%	5/15/2019	$176,515,575

14

(8)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2009
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,291,597,194	12.1%
Consumer Staples	1,508,789,045	14.2
Energy	474,616,875	4.5
Financials	3,262,370,698	30.7
Healthcare	1,072,667,420	10.1
Industrials	1,187,343,624	11.2
Information Technology	676,646,110	6.4
Materials	703,488,396	6.6
Telecommunication Services	167,623,186	1.6
Utilities	160,731,137	1.5

Total common and preferred stocks	10,505,873,685	98.9
Short-term investments	173,052,000	1.6

Total investments	10,678,925,685	100.5
Other assets less liabilities	(51,070,961)	(0.5)

Total net assets	$10,627,854,724	100.0%

CURRENCY EXPOSURE - September 30, 2009
	Value	Percentage of Total Investments
British pound	$1,037,825,350	9.7%
Danish krone	101,797,887	0.9
Euro	4,781,726,736	44.8
Hong Kong dollar	810,300,099	7.6
Indian rupee	112,791,976	1.1
Japanese yen	624,298,954	5.8
Singapore dollar	163,288,801	1.5
Swedish krona	263,729,284	2.5
Swiss franc	1,075,193,633	10.1
U.S. dollar	1,707,972,965	16.0

Total investments	$10,678,925,685	100.0%

TOP TEN HOLDINGS - September 30, 2009
Company Name	Country	Percentage of Total Net Assets
ASML Holding N.V.	Netherlands	4.2%
Bayer AG	Germany	3.4
Linde AG	Germany	3.3
Daimler AG	Germany	3.2
Roche Holding AG	Switzerland	2.8
Canadian Pacific Railway Limited	Canada	2.7
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	2.5
Gazprom	Russia	2.4
Pernod Ricard SA	France	2.3
Holcim Ltd.	Switzerland	2.3

Total		29.1%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

15

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value

COMMON STOCKS AND EQUITY-LINKED SECURITIES - 90.1%

BELGIUM - 0.8%
Groupe Bruxelles Lambert S.A.	174,287	$16,098,295

CANADA - 0.3%
MDS Inc.(1)	831,521	6,811,226

CHINA - 0.0%(2)
Wynn Macau Ltd.(1)(3)(4)(5)	40,100	52,156

FRANCE - 14.1%
Gemalto NV(1)	771,434	35,971,670
Publicis Groupe	1,608,706	64,525,833
Societe Television Francaise 1	4,812,308	84,575,452
Sodexo	727,664	43,593,991
Total SA	950,035	56,450,400

		285,117,346
HONG KONG - 3.3%
Guoco Group Limited	6,394,600	67,452,281

IRELAND - 2.4%
Ryanair Holdings PLC, Equity-Linked Security, 144A(1)(3)(5)(6)	9,674,019	48,521,286

JAPAN - 6.9%
Credit Saison Co., Ltd.	2,566,639	30,194,071
Daiwa Securities Group Inc.	6,767,431	34,905,816
MEITEC CORPORATION	948,152	16,097,406
SANKYO CO., LTD.	763,238	47,784,744
SEINO HOLDINGS CO., LTD.	1,095,800	9,485,174

		138,467,211
KOREA - 2.0%
Lotte Chilsung Beverage Co., Ltd.	18,021	12,312,247
SK Telecom Co., Ltd. (DR)	1,581,567	27,598,344

		39,910,591
MEXICO - 0.7%
Grupo Modelo, S.A. de C.V., Series C(1)	3,554,821	13,237,409

NETHERLANDS - 1.5%
Wolters Kluwer NV	1,460,923	31,201,777

	Shares Held	Value

SINGAPORE - 0.0%(2)
ARA Asset Management Limited	42,000	$24,151

SWITZERLAND - 18.8%
Adecco SA	1,161,509	61,757,354
Givaudan SA	87,448	65,567,013
Nestle SA	453,598	19,329,236
Novartis AG	1,729,649	86,540,867
Panalpina Welttransport Holding AG	717,385	59,257,123
Pargesa Holding SA	904,386	78,107,254
Tamedia AG	110,411	8,416,934

		378,975,781
UNITED KINGDOM - 26.6%
Cadbury PLC	1,910,484	24,517,537
Carpetright PLC	1,807,670	23,125,885
Compass Group PLC	8,130,336	49,674,176
Diageo plc	4,217,596	64,707,421
Experian PLC	11,868,964	99,868,625
Home Retail Group plc	6,379,227	27,720,123
Lancashire Holdings Ltd	3,133,361	25,588,759
Royal Dutch Shell PLC, Class A	1,381,965	39,535,907
Savills Plc	4,373,849	23,248,980
Signet Jewelers Ltd.(1)	3,212,986	84,597,921
Unilever PLC (DR)	2,340,290	67,119,517
Vitec Group PLC	1,221,882	7,127,546

		536,832,397
UNITED STATES - 12.7%
Accenture PLC, Class A	672,488	25,063,628
Arch Capital Group Ltd.(1)	1,276,234	86,196,844
Covidien plc	1,941,670	83,996,644
Tyco Electronics Ltd.	2,785,447	62,059,759

		257,316,875

Total common stocks and equity-linked securities (Cost $1,630,055,927)		1,820,018,782

16

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 9.3%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $188,093,052(7) (Cost $188,093,000)	$188,093,000	$188,093,000

Total investments - 99.4% (Cost $1,818,148,927)		2,008,111,782

Other assets less liabilities - 0.6%		11,633,870

Total net assets - 100.0%(8)		$2,019,745,652

(1)	Non-income producing security.
(2)	Represents less than 0.1% of total net assets.
(3)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds, Inc. In total, securities valued at a fair value were $48,573,442 or 2.4% of total net assets.

(4)

Security has been determined to be illiquid under procedures established by the board of directors of Artisan Funds, Inc. In total, the value of securities determined to be illiquid were $52,156, or less than 0.1% of total net assets.

(5)

Securities are restricted and were acquired in a transaction under Rule 144A of the Securities Act of 1933. Restricted securities may be resold in transactions exempt from registration normally to qualified institutional buyers. Ryanair Holdings PLC was acquired on various dates from September 17, 2008 to September 23, 2009 at an aggregate cost of $39,429,745. Wynn Macau Ltd. was acquired on September 30, 2009 at an aggregate cost of $52,682. In total, the value of restricted securities held by the Fund was $48,573,442 or 2.4% of total net assets.

(6)

Security is an equity-linked participation certificate issued by HSBC Bank plc. As described in Note 2(i) in Notes to Financial Statements, equity-linked participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them.

(7)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	5.125%	5/15/2016	$57,915,000
U.S. Treasury Bond	2.675	2/29/2016	133,942,050

			$191,857,050

(8)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2009
	Value	Percentage of Total Net Assets
Consumer Discretionary	$472,396,538	23.4%
Consumer Staples	201,223,367	10.0
Energy	95,986,307	4.7
Financials	361,816,451	17.9
Healthcare	177,348,737	8.8
Industrials	294,986,968	14.6
Information Technology	123,095,057	6.1
Materials	65,567,013	3.2
Telecommunication Services	27,598,344	1.4

Total common stocks	1,820,018,782	90.1
Short-term investments	188,093,000	9.3

Total investments	2,008,111,782	99.4
Other assets less liabilities	11,633,870	0.6

Total net assets	$2,019,745,652	100.0%

CURRENCY EXPOSURE - SEPTEMBER 30, 2009
	Value	Percentage of Total Investments
British pound	$345,579,052	17.2%
Canadian dollar	6,811,226	0.3
Euro	420,474,611	20.9
Hong Kong dollar	67,504,437	3.4
Japanese yen	138,467,211	6.9
Korean won	12,312,247	0.6
Mexican peso	13,237,409	0.7
Singapore dollar	24,151	0.0 [1]
Swiss franc	378,975,781	18.9
U.S. dollar	624,725,657	31.1

Total investments	$2,008,111,782	100.0%

(1)	Represents less than 0.1% of total investments.

17

TOP TEN HOLDINGS - SEPTEMBER 30, 2009
Company Name	Country	Percentage of Total Net Assets
Experian PLC	United Kingdom	4.9%
Novartis AG	Switzerland	4.3
Arch Capital Group Ltd.	United States	4.3
Signet Jewelers Ltd.	United Kingdom	4.2
Societe Television Francaise 1	France	4.2
Covidien plc	United States	4.2
Pargesa Holding SA	Switzerland	3.9
Guoco Group Limited	Hong Kong	3.3
Unilever plc	United Kingdom	3.3
Givaudan SA	Switzerland	3.2

Total		39.8%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

18

ARTISAN MID CAP FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value

COMMON STOCKS AND EXCHANGE TRADED FUNDS - 96.4%

CONSUMER DISCRETIONARY - 16.0%
Auto Components - 2.4%
BorgWarner Inc.	1,334,099	$40,369,836
Johnson Controls, Inc.	2,278,062	58,227,265

		98,597,101
Distributors - 0.8%
LKQ Corporation(1)	1,785,901	33,110,605

Hotels, Restaurants & Leisure - 4.2%
Chipotle Mexican Grill, Inc., Class A(1)	226,800	22,010,940
Ctrip.com International Limited (DR)(1)(2)	451,600	26,549,564
Home Inns & Hotels Management, Inc. (DR)(1)(2)	698,700	20,856,195
Panera Bread Company, Class A(1)	378,200	20,801,000
Starbucks Corporation(1)	567,283	11,714,394
Starwood Hotels & Resorts Worldwide, Inc.	1,475,622	48,739,795
YUM! Brands, Inc.	668,932	22,583,144

		173,255,032
Household Durables - 0.6%
Harman International Industries, Incorporated	683,300	23,150,204

Multiline Retail - 3.4%
Kohl’s Corporation(1)	2,451,064	139,833,201

Specialty Retail - 3.7%
Best Buy Co., Inc.	719,674	27,002,168
CarMax, Inc.(1)	1,203,600	25,155,240
Dick’s Sporting Goods, Inc., Class A(1)	2,024,300	45,344,320
O’Reilly Automotive, Inc.(1)	1,013,900	36,642,346
Williams-Sonoma, Inc.	1,018,200	20,598,186

		154,742,260
Textiles, Apparel & Luxury Goods - 0.9%
Coach, Inc.	1,137,200	37,436,624

	Shares Held	Value

CONSUMER STAPLES - 3.0%
Beverages - 2.1%
Hansen Natural Corporation(1)	2,395,912	$88,025,807

Food Products - 0.2%
Bunge Limited	137,588	8,614,385

Personal Products - 0.7%
Avon Products, Inc.	818,700	27,803,052

ENERGY - 2.1%
Energy Equipment & Services - 1.1%
Cameron International Corporation(1)	226,400	8,562,448
Dresser-Rand Group Inc.(1)	925,896	28,767,589
Smith International, Inc.	335,058	9,616,165

		46,946,202
Oil, Gas & Consumable Fuels - 1.0%
Range Resources Corporation	863,331	42,614,018

FINANCIALS - 6.5%
Capital Markets - 3.2%
Greenhill & Co., Inc.	554,886	49,706,688
Invesco Limited	1,731,915	39,418,385
TD Ameritrade Holding Corporation(1)	2,255,300	44,248,986

		133,374,059
Commercial Banks - 1.1%
Fifth Third Bancorp	2,049,300	20,759,409
HDFC Bank Ltd. (DR)(2)	225,948	26,745,465

		47,504,874
Diversified Financial Services - 1.6%
CME Group Inc., Class A	100,141	30,862,455
IntercontinentalExchange, Inc.(1)	365,600	35,532,664

		66,395,119
Real Estate Management & Development - 0.6%
The St. Joe Company(1)	910,387	26,510,469

HEALTHCARE - 17.8%
Health Care Equipment & Supplies - 3.9%
C.R. Bard, Inc.	828,955	65,164,153

19

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Equipment & Supplies (Continued)
Intuitive Surgical, Inc.(1)	172,312	$45,188,822
NuVasive, Inc.(1)	1,196,270	49,956,235

		160,309,210
Health Care Providers & Services - 1.2%
Community Health Systems, Inc.(1)	1,591,800	50,826,174

Health Care Technology - 6.3%
athenahealth, Inc.(1)	833,900	31,996,743
Cerner Corporation(1)	2,823,700	211,212,760
Quality Systems, Inc.	318,161	19,589,173

		262,798,676
Life Sciences Tools & Services - 2.2%
Illumina, Inc.(1)	2,140,796	90,983,830

Pharmaceuticals - 4.2%
Allergan, Inc.	3,061,861	173,791,230

INDUSTRIALS - 13.2%
Aerospace & Defense - 2.4%
Precision Castparts Corp.	982,220	100,058,751

Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	292,102	16,868,891
Expeditors International of Washington, Inc.	395,927	13,916,834

		30,785,725
Building Products - 0.7%
Owens Corning(1)	1,380,363	30,989,149

Construction & Engineering - 3.2%
AECOM Technology Corporation(1)	274,200	7,441,788
Fluor Corporation	1,336,419	67,956,906
Quanta Services, Inc.(1)	2,552,128	56,478,593

		131,877,287
Electrical Equipment - 2.4%
First Solar, Inc.(1)	252,555	38,605,557
Roper Industries, Inc.	1,170,054	59,649,353

		98,254,910
Machinery - 1.1%
PACCAR Inc	1,154,306	43,528,879

Professional Services - 1.2%
IHS Inc., Class A(1)	267,500	13,677,275
Robert Half International Inc.	1,415,466	35,414,959

		49,092,234

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Road & Rail - 1.0%
J.B. Hunt Transport Services, Inc.	1,339,226	$43,029,331

Trading Companies & Distributors - 0.5%
Watsco, Inc.	400,000	21,564,000

INFORMATION TECHNOLOGY - 34.7%
Communications Equipment - 3.6%
CommScope, Inc.(1)	1,332,600	39,884,718
Juniper Networks, Inc.(1)	2,543,127	68,715,292
Polycom, Inc.(1)	1,128,000	30,174,000
Riverbed Technology, Inc.(1)	472,100	10,367,316

		149,141,326
Computers & Peripherals - 0.9%
NetApp, Inc.(1)	1,334,975	35,617,133

Electronic Equipment & Instruments - 3.2%
Agilent Technologies, Inc.(1)	3,388,100	94,290,823
Trimble Navigation Limited(1)	1,607,099	38,425,737

		132,716,560
Internet Software & Services - 1.6%
MercadoLibre, Inc.(1)	695,200	26,737,392
NetEase.com, Inc. (DR)(1)(2)	302,300	13,809,064
VistaPrint Limited(1)	470,200	23,862,650

		64,409,106
IT Services - 2.7%
Cognizant Technology Solutions Corporation, Class A(1)	709,000	27,409,940
The Western Union Company	4,473,347	84,635,725

		112,045,665
Semiconductors & Semiconductor Equipment - 10.2%
Analog Devices, Inc.	3,058,566	84,355,250
ARM Holdings PLC (DR)(2)	6,828,200	47,797,400
Broadcom Corporation, Class A(1)	3,142,019	96,428,563
Cree, Inc.(1)	1,585,411	58,263,854
MEMC Electronic Materials, Inc.(1)	2,889,098	48,045,700
NVIDIA Corporation(1)	5,715,076	85,897,592

		420,788,359
Software - 12.5%
Adobe Systems Incorporated(1)	439,200	14,511,168
ANSYS, Inc.(1)	1,306,000	48,935,820
AsiaInfo Holdings, Inc.(1)	663,600	13,252,092
Autodesk, Inc.(1)	2,647,337	63,006,621
Blackboard Inc.(1)	930,700	35,161,846
Citrix Systems, Inc.(1)	2,302,160	90,313,737
Electronic Arts Inc.(1)	3,320,035	63,246,667

20

	Shares Held	Value

INFORMATION TECHNOLOGY (CONTINUED)
Software (Continued)
Intuit Inc.(1)	536,057	$15,277,624
Mc Afee, Inc.(1)	459,728	20,131,489
Red Hat, Inc.(1)	2,033,688	56,211,136
salesforce.com, inc.(1)	570,435	32,474,865
Shanda Interactive Entertainment Ltd, (DR)(1)(2)	390,268	19,981,722
VMware, Inc., Class A(1)	1,110,402	44,604,848

		517,109,635
MATERIALS - 2.4%
Chemicals - 2.4%
Agrium Inc.(2)	1,177,700	58,637,683
Ecolab Inc.	875,518	40,475,197

		99,112,880
EXCHANGE TRADED FUNDS - 0.7%
iShares Russell Midcap Growth Index Fund	683,700	29,077,761

Total common stocks and exchange traded funds (Cost $3,327,181,109)		3,995,820,823

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.8%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $155,263,043(3) (Cost $155,263,000)	$155,263,000	155,263,000

Total investments - 100.2% (Cost $3,482,444,109)		4,151,083,823

Other assets less liabilities - (0.2%)		(8,018,140)

Total net assets - 100.0%(4)		$4,143,065,683

(1)	Non-income producing security.
(2)	The Fund considers the company to be from outside of the United States. See the Fund’s Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Agrium Inc.	Canada	U.S. dollar
ARM Holdings PLC (DR)	United Kingdom
Ctrip.com International Limited (DR)	China	U.S. dollar
HDFC Bank Ltd. (DR)	India	U.S. dollar
Home Inns & Hotels Management, Inc. (DR)	China	U.S. dollar
NetEase.com, Inc. (DR)	China	U.S. dollar
Shanda Interactive Entertainment Ltd, (DR)	China	U.S. dollar

(3)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	3.125%	8/31/2013	$158,370,849

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

TOP TEN HOLDINGS - SEPTEMBER 30, 2009
Company Name	Country	Percentage of Total Net Assets
Cerner Corporation	United States	5.1%
Allergan, Inc.	United States	4.2
Kohl’s Corporation	United States	3.4
Precision Castparts Corp.	United States	2.4
Broadcom Corporation	United States	2.3
Agilent Technologies, Inc.	United States	2.3
Illumina, Inc.	United States	2.2
Citrix Systems, Inc.	United States	2.2
Hansen Natural Corporation	United States	2.1
NVIDIA Corporation	United States	2.1

Total		28.3%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

21

ARTISAN FUNDS, INC.

Statements of Assets and Liabilities – September 30, 2009

EMERGING MARKETS
ASSETS:
Investments in securities, unaffiliated, at value	$148,592,809
Short-term investments (repurchase agreements), at value	6,031,000

Total investments	154,623,809
Cash	199
Foreign currency	96,453
Net unrealized gain on foreign currency forward contracts	507
Receivable from investments sold	371,353
Receivable from fund shares sold	1,341,126
Dividends and interest receivable	231,874
Receivable from Adviser	376,318
Other assets	1,157

Total assets	157,042,796

LIABILITIES:
Net unrealized loss on foreign currency forward contracts	-
Payable for investments purchased	1,838,646
Payable for fund shares redeemed	20,738
Payable for operating expenses	662,577
Payable for withholding taxes	110,558
Payable for deferred directors’ compensation	1,157

Total liabilities	2,633,676

Total net assets	$154,409,120

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$159,841,686
Net unrealized appreciation on investments and foreign currency related transactions	22,019,766
Accumulated undistributed net investment income (loss)	716,697
Accumulated undistributed net realized (losses) on investments and foreign currency related transactions	(28,169,029)

$154,409,120

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares
Institutional Shares	$103,963,013
Advisor Shares	$50,446,107
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares
Institutional Shares	7,985,335
Advisor Shares	3,871,671
Net asset value, offering price and redemption price per share
Investor Shares
Institutional Shares	$13.02
Advisor Shares	$13.03
Cost of securities of unaffiliated issuers held	$132,523,215
Cost of foreign currency	$95,406

22

INTERNATIONAL	INTERNATIONAL VALUE	MID CAP

$10,505,873,685	$1,820,018,782	$3,995,820,823
173,052,000	188,093,000	155,263,000

10,678,925,685	2,008,111,782	4,151,083,823
128	72	797
401,835	16	-
-	31,686	-
79,915,581	-	8,506,032
15,057,002	19,591,785	4,225,717
24,476,100	4,607,585	1,109,475
-	-	-
290,183	30,150	107,914

10,799,066,514	2,032,373,076	4,165,033,758

143,792	-	-
130,423,363	11,021,070	17,097,320
34,907,700	1,011,916	3,095,952
2,981,648	476,236	1,666,889
2,465,104	88,052	-
290,183	30,150	107,914

171,211,790	12,627,424	21,968,075

$10,627,854,724	$2,019,745,652	$4,143,065,683

$11,868,599,481	$1,967,058,381	$4,266,824,330
1,346,777,765	190,022,967	668,639,714
129,049,002	13,816,491	(104,290)
(2,716,571,524)	(151,152,187)	(792,294,071)

$10,627,854,724	$2,019,745,652	$4,143,065,683

$7,715,112,723	$1,739,544,556	$3,688,551,659
$2,912,742,001	$280,201,096	$454,514,024

382,746,599	76,204,498	151,891,040
143,548,544	12,273,119	18,182,226

$20.16	$22.83	$24.28
$20.29	$22.83	$25.00

$9,330,938,883	$1,818,148,927	$3,482,444,109
$373,953	$16	$-

The accompanying notes are an integral part of the financial statements.

23

ARTISAN FUNDS, INC.

Statements of Operations – For the Year Ended September 30, 2009

EMERGING MARKETS
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$1,888,065
Dividends, from affiliated issuers(1)	-
Interest	5,254
Other	-

Total investment income	1,893,319

EXPENSES:
Advisory fees	805,184
Transfer agent fees
Investor Shares
Institutional Shares	19,255
Advisor Shares	93,687
Shareholder communications
Investor Shares
Institutional Shares	5,030
Advisor Shares	25,587
Custodian fees	346,339
Accounting fees	56,567
Professional fees	92,036
Less insurance recoveries(2)	-

Net professional fees	92,036
Registration fees
Investor Shares
Institutional Shares	41,129
Advisor Shares	30,429
Directors’ fees	6,000
Other operating expenses	5,337

Total operating expenses	1,526,580
Less amounts waived or paid by the Adviser	(376,318)

Net expenses	1,150,262

Net investment income (loss)	743,057

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	(26,362,147)
Foreign currency related transactions	(230,806)

(26,592,953)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	52,745,622
Foreign currency related transactions	20,169

52,765,791

Net gain (loss) on investments and foreign currency related transactions	26,172,838

Net increase in net assets resulting from operations	$26,915,895

(1)

Fund	Net of foreign taxes withheld on dividends, unaffiliated issuers	Net of foreign taxes withheld on dividends, affiliated issuers	Including net realized (loss) on investments from affiliated issuers
Emerging Markets	$199,059	$-	$-
International	27,362,067	-	(68,638,629)
International Value	2,250,235	-	(7,840,431)
Mid Cap	4,066	-	(42,928,022)

(2)

For the year ended September 30, 2009, International Fund incurred $246,062 in total professional fees. As described in Note (9) in Notes to Financial Statements, International Fund received $219,395 in insurance recoveries relating to reimbursement of litigation defense costs, which amount was recorded as a reduction to professional fees during the year ended September 30, 2009.

24

INTERNATIONAL	INTERNATIONAL VALUE	MID CAP

$226,716,729	$25,732,161	$21,107,231
959,558	-	-
205,342	59,682	85,857
4,093,998	-	-

231,975,627	25,791,843	21,193,088

79,830,684	11,395,382	30,398,188

13,229,265	2,056,801	7,047,423
25,164	19,224	19,755

1,178,354	92,869	538,637
32,650	5,415	6,857

3,901,133	365,064	95,143
71,686	73,719	55,396
246,062	95,601	166,866
(219,395)	-	-

26,667	95,601	166,866

156,598	69,266	78,169
24,545	15,722	16,559

448,629	55,539	167,299
287,677	35,854	100,322

99,213,052	14,280,456	38,690,614
-	-	-

99,213,052	14,280,456	38,690,614

132,762,575	11,511,387	(17,497,526)

(2,628,919,339)	(139,186,395)	(769,509,214)
(2,414,432)	9,770,470	-

(2,631,333,771)	(129,415,925)	(769,509,214)

2,629,216,166	299,492,429	792,263,717
613,814	548,147	-

2,629,829,980	300,040,576	792,263,717

(1,503,791)	170,624,651	22,754,503

$131,258,784	$182,136,038	$5,256,977

The accompanying notes are an integral part of the financial statements.

25

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets

	EMERGING MARKETS
	Year Ended 9/30/2009	Year Ended 9/30/2008
OPERATIONS:
Net investment income (loss)	$743,057	$875,308
Net realized gain (loss) on:
Investments	(26,362,147)	(1,369,976)
Foreign currency related transactions	(230,806)	(80,293)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	52,745,622	(33,499,682)
Foreign currency related transactions	20,169	(82,858)

Net increase (decrease) in net assets resulting from operations	26,915,895	(34,157,501)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares
Institutional Shares	(747,694)	(39,728)
Advisor Shares	(51,612)	-
Net realized gains on investment transactions:
Investor Shares
Institutional Shares	(59,063)	(1,484,717)
Advisor Shares	(4,077)	-

Total distributions paid to shareholders	(862,446)	(1,524,445)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	55,346,259	90,274,995

Total increase (decrease) in net assets	81,399,708	54,593,049

Net assets, beginning of period	73,009,412	18,416,363

Net assets, end of period	$154,409,120	$73,009,412

Accumulated undistributed net investment income (loss)	$716,697	$805,727

26

INTERNATIONAL		INTERNATIONAL VALUE		MID CAP
Year Ended 9/30/20009	Year Ended 9/30/2008	Year Ended 9/30/2009	Year Ended 9/30/2008	Year Ended 9/30/2009	Year Ended 9/30/2008

$132,762,575	$217,906,295	$11,511,387	$28,452,080	$(17,497,526)	$(38,496,793)

(2,628,919,339)	660,360,491	(139,186,395)	4,267,300	(769,509,214)	258,568,758
(2,414,432)	(5,330,672)	9,770,470	(125,520)	-	638

2,629,216,166	(6,035,684,040)	299,492,429	(339,642,758)	792,263,717	(1,548,010,123)
613,814	(1,742,370)	548,147	(559,100)	-	(227)

131,258,784	(5,164,490,296)	182,136,038	(307,607,998)	5,256,977	(1,327,937,747)

(73,117,872)	(77,647,652)	(10,176,045)	(26,380,830)	-	-
(37,487,951)	(38,324,885)	(2,362,145)	(4,772,229)	-	-

(274,728,222)	(1,707,284,385)	-	(86,616,796)	(40,893,720)	(883,929,699)
(101,344,058)	(637,085,303)	-	(13,775,532)	(5,219,106)	(121,786,964)

(486,678,103)	(2,460,342,225)	(12,538,190)	(131,545,387)	(46,112,826)	(1,005,716,663)

(820,456,337)	1,569,193,725	634,624,462	(158,902,687)	(85,588,305)	498,434,390

(1,175,875,656)	(6,055,638,796)	804,222,310	(598,056,072)	(126,444,154)	(1,835,220,020)

11,803,730,380	17,859,369,176	1,215,523,342	1,813,579,414	4,269,509,837	6,104,729,857

$10,627,854,724	$11,803,730,380	$2,019,745,652	$1,215,523,342	$4,143,065,683	$4,269,509,837

$129,049,002	$109,355,577	$13,816,491	$5,072,824	$(104,290)	$(74,763)

The accompanying notes are an integral part of the financial statements.

27

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, are included in this annual report.

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN EMERGING MARKETS FUND
Institutional Shares
9/30/2009		$11.15	$0.09	$1.91	$2.00	$(0.12)	$(0.01)
9/30/2008		16.71	0.18	(5.41)	(5.23)	(0.01)	(0.32)
9/30/2007		11.15	0.09	5.81	5.90	(0.03)	(0.31)
9/30/2006	(5)	10.00	0.03	1.12	1.15	-	-

ARTISAN INTERNATIONAL FUND
Institutional Shares
9/30/2009		$20.51	$0.28	$0.46	$0.74	$(0.26)	$(0.70)
9/30/2008		33.99	0.42	(9.16)	(8.74)	(0.27)	(4.47)
9/30/2007		28.92	0.37	7.52	7.89	(0.49)	(2.33)
9/30/2006		24.54	0.22	4.62	4.84	(0.46)	-
9/30/2005		19.44	0.25	5.01	5.26	(0.16)	-

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
Emerging Markets Institutional Shares	9/30/2009	1.81%	0.71%
	9/30/2008	1.51%	1.16%
	9/30/2007	3.19%	(1.08)%
	9/30/2006	7.58%	(5.11)%

(5)	For the period from commencement of operations (June 26, 2006) through September 30, 2006.

28

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(0.13)	$13.02	18.66%	$104.0	1.50%	1.02%	56.88%
(0.33)	11.15	(31.91)	69.8	1.50	1.17	42.24
(0.34)	16.71	53.99	18.4	1.44	0.67	71.28
-	11.15	11.50	5.9	1.40	1.07	24.26

$(0.96)	$20.29	5.25%	$2,912.7	0.99%	1.76%	82.38%
(4.74)	20.51	(29.83)	3,043.8	0.98	1.50	54.42
(2.82)	33.99	28.99	5,049.3	0.98	1.22	66.30
(0.46)	28.92	20.07	4,116.0	1.00	0.82	57.80
(0.16)	24.54	27.21	3,988.1	0.99	1.11	56.15

The accompanying notes are an integral part of the financial statements.

29

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period (Continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN INTERNATIONAL VALUE FUND
Institutional Shares
9/30/2009	$21.22	$0.21	$1.66	$1.87	$(0.26)	$-
9/30/2008	28.53	0.52	(5.58)	(5.06)	(0.58)	(1.67)
9/30/2007	26.71	0.41	3.14	3.55	(0.45)	(1.28)

ARTISAN MID CAP FUND
Institutional Shares
9/30/2009	$24.71	$(0.06)	$0.63	$0.57	$-	$(0.28)
9/30/2008	37.78	(0.14)	(7.03)	(7.17)	-	(5.90)
9/30/2007	32.24	(0.16)	9.17	9.01	-	(3.47)
9/30/2006	31.21	(0.10)	2.46	2.36	-	(1.33)
9/30/2005	26.38	(0.12)	4.95	4.83	-	-

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.

30

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate(2)

$(0.26)	$22.83	9.14%	$280.2	1.04%	1.17%	55.49%
(2.25)	21.22	(18.92)	186.1	1.03	2.10	44.72
(1.73)	28.53	13.48	218.9	1.06	1.47	45.60

$(0.28)	$25.00	2.77%	$454.5	0.97%	(0.32)%	68.39%
(5.90)	24.71	(22.23)	537.2	0.95	(0.46)	79.76
(3.47)	37.78	30.17	785.4	0.95	(0.47)	71.04
(1.33)	32.24	7.66	797.9	0.95	(0.31)	73.59
-	31.21	18.35	981.3	0.95	(0.40)	83.00

The accompanying notes are an integral part of the financial statements.

31

ARTISAN FUNDS, INC.

Notes to Financial Statements – September 30, 2009

(1)	Organization:

Artisan Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of eleven open-end, diversified mutual funds. Artisan Emerging Markets Fund (“Emerging Markets Fund” or “Emerging Markets”), Artisan International Fund (“International Fund” or “International”), Artisan International Value Fund (“International Value Fund” or “International Value”) and Artisan Mid Cap Fund (“Mid Cap Fund” or “Mid Cap”), each a series of Artisan Funds (each a “Fund,” and collectively, the “Funds”), commenced operations on June 26, 2006, December 28, 1995, September 23, 2002 and June 27, 1997, respectively. Each Fund’s investment objective is to seek long-term capital growth.

Emerging Markets Fund offers shares of capital stock of two classes – Institutional Shares and Advisor Shares – and has offered Institutional Shares since the commencement of operations and began offering Advisor Shares on June 2, 2008. Advisor Shares are sold to employee benefit plans, clients of financial advisors, clients of sponsored programs and institutional or other investors. All investments and exchanges are subject to approval by the Fund. International Fund, International Value Fund and Mid Cap Fund offer shares of capital stock of two classes – Institutional Shares and Investor Shares – and have offered Investor Shares since the commencement of operations. International Fund, International Value Fund and Mid Cap Fund began offering Institutional Shares on July 1, 1997, October 1, 2006 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to a particular class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

Each Fund is managed by Artisan Partners Limited Partnership (the “Adviser”). The Adviser is wholly owned by Artisan Partners Holdings LP (“Artisan Holdings”).

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

32

NOTES TO FINANCIAL STATEMENTS

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market and over-the-counter securities, was valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (the “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information from the principal exchange as of the time of valuation, the security was valued using the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or the most recent bid quotation on the principal exchange or, if not available, another exchange or in the over-the-counter market, except that securities listed on the London Stock Exchange were valued at the mean of the most recent bid and asked quotations as of the time of valuation. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

Emerging Markets Fund, International Fund, and International Value Fund generally invested a significant portion, and perhaps as much as substantially all, of their total assets in securities principally traded in markets outside the U.S. Mid Cap Fund had the ability to invest in non-U.S. securities, but only if they were traded in the U.S. The foreign markets in which the Funds invested were sometimes open on days when the NYSE was not open and the Funds did not calculate their NAVs, and sometimes were not open on days when the Funds did calculate their NAVs. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculate their NAVs. That was generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Funds calculated their NAVs.

The valuation committee concluded that a price determined under the Funds’ valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a

33

NOTES TO FINANCIAL STATEMENTS

significant change in one or more U.S. securities indexes. Artisan Funds monitored for subsequent events using several tools. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by a third party research service. This third party research service was used to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Estimates of fair values utilized by the Funds as described above may differ from the value realized on the subsequent sale of those securities and from quoted or published prices for those securities. The differences may have been material to the NAV of the applicable Fund or to the information presented.

Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investment in foreign securities (including, but not limited to, depository receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(b)	Fair Value Measurements – In April 2009, the Financial Accounting Standards Board (“FASB”) updated the accounting standards to provide guidance on (1) estimating the fair value of an asset or liability when the volume and level of activity for the asset or liability have significantly decreased, (2) identifying transactions that are not orderly, and (3) expands existing fair value measurement disclosure to include a breakout of the major security types. The Funds adopted this accounting guidance on June 30, 2009.

The FASB updated the accounting standards to clarify the definition of fair value for financial reporting, establish a framework for measuring fair value and require additional disclosures about the use of fair value measurements. The Funds adopted this accounting guidance on October 1, 2008. In accordance with this standard, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The standard establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The three-tier hierarchy of inputs is summarized in three broad levels:

•	Level 1 – quoted prices in active markets for identical investments

34

NOTES TO FINANCIAL STATEMENTS

•	Level 2 – other significant observable inputs (including but not limited to quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

The following table summarizes each Fund’s investments by major security type, based on the inputs used to determine their fair values as of September 30, 2009:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerging Markets
Equity Securities(1)
Emerging Asia	$62,965,379	$1,722,078	-	$64,687,457
Latin America	40,127,108	-	-	40,127,108
Emerging Europe, Middle East & Africa	34,185,520	3,020,331	-	37,205,851
Developed Markets	6,572,393	-	-	6,572,393
Repurchase Agreements	-	6,031,000	-	6,031,000
Total	$143,850,400	$10,773,409	-	$154,623,809
International
Equity Securities(1)
Americas	$727,552,366	$-	-	$727,552,366
Emerging Markets	1,467,031,111	12,920,464	-	1,479,951,575
Europe	7,299,845,992	-	-	7,299,845,992
Pacific Basin	998,523,752	-	-	998,523,752
Repurchase Agreements	-	173,052,000	-	173,052,000
Total	$10,492,953,221	$185,972,464	-	$10,678,925,685
International Value
Equity Securities(1)
Americas	$264,128,101	$-	-	$264,128,101
Emerging Markets	53,148,000	52,156	-	53,200,156
Europe	1,248,225,596	48,521,286	-	1,296,746,882
Pacific Basin	205,943,643	-	-	205,943,643
Repurchase Agreements	-	188,093,000	-	188,093,000
Total	$1,771,445,340	$236,666,442	-	$2,008,111,782
Mid Cap
Equity Securities(1)	$3,995,820,823	$-	-	$3,995,820,823
Repurchase Agreements	-	155,263,000	-	155,263,000
Total	$3,995,820,823	$155,263,000	-	$4,151,083,823

(1) See Fund’s Schedule of Investments for sector or country classifications.

35

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

INTERNATIONAL FUND(2)
Balance as of September 30, 2008	$96,148,234
Realized loss(3)	(156,374,528)
Change in unrealized appreciation (depreciation)(3)	104,286,228
Net sales	(44,059,934)
Transfers in and/or out of Level 3	-

Balance as of September 30, 2009	$-

Net change in unrealized appreciation/(depreciation) for investments held as of September 30, 2009	$-

(2)	All Level 3 securities were equity securities with a regional classification of emerging markets.
(3)	Realized loss and change in unrealized appreciation are included in the related amounts on investments in the Statement of Operations.

(c)	Income taxes – No provision was made for federal income taxes or excise taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Funds have analyzed the tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Funds may be subject to taxes on realized gains from the sale of investment securities imposed by certain countries in which the Funds invest. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Payable for withholding taxes” on the accompanying Statements of Assets and Liabilities.

(d)	Portfolio transactions – In determining a Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable law. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(e)

Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes and cash denominated in foreign currencies were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Payables and receivables for securities transactions, dividend and reclaim receivables and other receivables and payables denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m.

36

NOTES TO FINANCIAL STATEMENTS

(Eastern Time) on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds may enter into foreign currency forward contracts to hedge the foreign currency exposure on open payables and receivables. These foreign currency forward contracts, or spot contracts, generally settle within two business days. The Funds also may enter into foreign currency forward contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. Foreign currency forward contracts were recorded at market value and any related realized and unrealized gains and losses were reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss. The Funds could be exposed to loss if the counterparties fail to perform under these contracts.

Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(f)	Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that the Adviser determined were creditworthy pursuant to criteria adopted by the board of directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral (in the form of U.S. government securities) was held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(g)	Depository receipts – Each of the Funds may invest in depository receipts. Depository receipts are typically issued by a financial institution (a “depository”), evidencing ownership interests in a security issued by an issuer and deposited with the depository.

(h)	Securities lending – Each of the Funds may (but does not currently intend to) enter into securities lending transactions secured by collateral in the form of U.S. Government securities at least equal to, at all times, the fair value of the securities loaned. Any such collateral will be held in a custody account maintained by State Street Bank and Trust Company, the Funds’ custodian. When securities are on loan, the Fund does not receive dividends on the securities loaned, but receives compensation from the borrower in lieu of such dividends. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the applicable Fund. In entering into securities lending arrangements, the Fund takes the risk that the borrower may not provide additional collateral when required or return the securities when due or, if the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent. There were no securities on loan during the year ended September 30, 2009.

37

NOTES TO FINANCIAL STATEMENTS

(i)	Equity-linked participation certificates – Emerging Markets Fund, International Fund, and International Value Fund, may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are designed to provide synthetic exposure to one or more underlying securities. An investment in an equity-linked participation certificate typically entitles the holder to a return equal to the market return of the underlying security or securities, subject to the credit risk of the issuing financial institution.

(j)	Commission recapture – Each of the Funds had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates were made directly to the applicable Fund and were included in net realized gain or loss on investments in the Statements of Operations as follows:

Emerging Markets	$-
International	127,403
International Value	46,042
Mid Cap	307,989

(k)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(l)	Indemnifications – In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim had been made for indemnification pursuant to any such agreement of the Funds.

(m)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Funds. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was reported on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Emerging Markets Fund, International Fund, and International Value Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. Each Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it

38

NOTES TO FINANCIAL STATEMENTS

determined that imposition of the redemption fee was not necessary to protect the Fund from the effects of short-term trading. The Funds waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries and otherwise in accordance with the Funds’ prospectus.

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Funds. In exchange for those services, each Fund paid a monthly management fee to the Adviser as follows:

Emerging Markets Fund

Average Daily Net Assets	Annual Rate
All	1.050%

International Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Value Fund and Mid Cap Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

The Adviser has voluntarily undertaken to reimburse Emerging Markets Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets, annually. For the year ended September 30, 2009, the Adviser paid operating expenses on behalf of Emerging Markets Fund. Emerging Markets Fund reimburses the Adviser for ordinary operating expenses paid on its behalf up to 1.50% of average daily net assets, annually. The amount of operating expenses owed to the Adviser is included in payable for operating expenses on the Statement of Assets and Liabilities for Emerging Markets Fund.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from the Funds.

Each director who was not an affiliated person of the Adviser received an annual retainer, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. The amount of the annual retainer increases by $10,000 with each new series of Artisan Funds and, during the year ended September 30, 2009, was at the annual rate of $170,000. In addition, the non-interested chair of the board of directors received an annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an annual retainer of $30,000, payable quarterly. These fees were generally allocated to each of the Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

39

NOTES TO FINANCIAL STATEMENTS

Artisan Funds has adopted a deferred compensation plan for directors who are not affiliated persons of the Adviser that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts were invested in shares of the Artisan Funds as selected by the individual directors. Each Fund purchased shares of the Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets were included as a component of “Other assets” on the Statements of Assets and Liabilities. Deferral of directors’ fees under the plan did not affect the net assets of the Funds, and did not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the plan.

Shares of Artisan Funds were offered for sale by Artisan Distributors LLC (“Distributors”). Distributors is wholly owned by Artisan Holdings. All distribution expenses relating to the Funds were paid by the Adviser.

(4)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company (“SSB”), which expires August 2010, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 33 1/3% of its adjusted net assets, with adjusted net assets being total assets less liabilities and the value of any assets pledged to anyone other than SSB, (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act of 1940, the limitations included in the Fund’s prospectus, or any limit or restriction under any law or regulation to which the Fund was subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. For the period October 1, 2008 to August 17, 2009, Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 0.50%. Effective August 18, 2009, Artisan Funds paid a commitment fee at the annual rate of 0.15% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 1.25%. SSB has agreed to waive 0.05% of the commitment fee by reducing the Funds’ custody expenses until August 2010. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2009, there were no borrowings under the line of credit for International Fund, International Value Fund, or Mid Cap Fund. During the year ended September 30, 2009, Emerging Markets Fund paid interest of $876 on maximum borrowings of $7,792,684.

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2009 were as follows:

Fund	Security Purchases	Security Sales
Emerging Markets	$95,981,062	$44,483,849
International	7,069,339,796	7,534,124,091
International Value	1,121,559,967	619,638,035
Mid Cap	2,203,168,853	2,345,097,667

40

NOTES TO FINANCIAL STATEMENTS

(6)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the year ended September 30, 2009. The Funds identify a company as an affiliate for the purpose of this report if one or more of the Funds owned, in the aggregate, voting securities that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940) during the year ended September 30, 2009.

		As of 9/30/08					As of 9/30/09
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
International
	Shanghai Electric Group Company Limited, Series H(3)	150,931,921	$2,961,958	$113,000,839	$(68,638,629)	$959,558	-	$-
	Total(2)		$2,961,958	$113,000,839	$(68,638,629)	$959,558		$-
International Value
	Benfield Group Plc(3)	11,241,209	$-	$66,529,213	$(7,840,431)	$-	-	$-
	Total(2)		$-	$66,529,213	$(7,840,431)	$-		$-
Mid Cap
	Intermec, Inc.(3)(4)	3,481,619	$35,991	$88,918,810	$(42,928,022)	$-	-	$-
	Total(2)		$35,991	$88,918,810	$(42,928,022)	$-		$-

(1)	Net of foreign taxes withheld, if any.
(2)	Total value as of September 30, 2009 is presented for only those issuers that were affiliates as of September 30, 2009.
(3)	Issuer was no longer an affiliate as of September 30, 2009.
(4)	Non-income producing security.

(7)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on investments as of September 30, 2009 were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Emerging Markets	$143,279,224	$17,811,408	$(6,466,823)	$11,344,585
International	9,456,868,050	1,815,393,842	(593,336,207)	1,222,057,635
International Value	1,873,844,745	175,164,704	(40,897,667)	134,267,037
Mid Cap	3,517,424,049	828,335,538	(194,675,764)	633,659,774

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

41

NOTES TO FINANCIAL STATEMENTS

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2009 and the year ended September 30, 2008 were as follows:

	Year Ended 9/30/09		Year Ended 9/30/08
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
Emerging Markets	$862,446	$-	$1,241,033	$283,412
International	168,596,974	318,081,129	361,370,744	2,098,971,481
International Value	12,538,190	-	75,430,570	56,114,817
Mid Cap	-	46,112,826	127,054,050	878,662,613

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that may differ from U.S. generally accepted accounting principles. These differences were due to differing treatments for items such as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and post-October losses. Gains on redemptions-in-kind for International Fund of $37,855,006 and Mid Cap Fund of $1,020,536 were included in net realized gain (loss) on investments in the Statement of Operations for the period ended September 30, 2009, and were not recognized for Federal income tax purposes.

Additional tax information as of and for the year ended September 30, 2009 follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Post-October Losses
Emerging Markets	$1,495,995	$-	$13,611,288
International	129,070,165	-	1,743,954,947
International Value	40,471,520	-	100,777,481
Mid Cap	-	-	623,684,822

As of September 30, 2009, the Funds had capital loss carryovers as follows:

	Net Capital Loss Carryover	Expiration
Emerging Markets	$4,542,143	2017
International	846,687,411	2017
International Value	21,273,231	2017
Mid Cap	133,629,309	2017

42

NOTES TO FINANCIAL STATEMENTS

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43

NOTES TO FINANCIAL STATEMENTS

(8)	Fund share activities:

Capital share transactions for the Funds were as follows:

	EMERGING MARKETS		INTERNATIONAL
Year ended September 30, 2009	Institutional Shares	Advisor Shares	Investor Shares	Institutional Shares
Proceeds from shares issued	$36,046,627	$42,105,884	$1,592,516,571	$172,950,986
Net asset value of shares issued in reinvestment of dividends and distributions	801,388	55,689	331,783,610	136,080,351
Cost of shares redeemed(1)	(20,916,631)	(2,746,698)	(2,620,368,565)	(433,419,290)

Net increase (decrease) from fund share transactions	$15,931,384	$39,414,875	$(696,068,384)	$(124,387,953)

Shares sold	3,727,344	3,845,456	102,961,075	11,471,176
Shares issued in reinvestment of dividends and distributions	104,212	7,232	22,089,455	9,017,916
Shares redeemed	(2,106,464)	(268,708)	(173,003,712)	(25,335,842)

Net increase (decrease) in capital shares	1,725,092	3,583,980	(47,953,182)	(4,846,750)

	EMERGING MARKETS		INTERNATIONAL
Year ended September 30, 2008	Institutional Shares	Advisor Shares(2)	Investor Shares	Institutional Shares
Proceeds from shares issued	$86,328,968	$3,862,647	$2,769,106,273	$154,759,460
Net asset value of shares issued in reinvestment of dividends and distributions	1,510,191	-	1,711,689,210	659,043,481
Cost of shares redeemed(1)	(1,424,727)	(2,084)	(2,910,764,948)	(814,639,751)

Net increase (decrease) from fund share transactions	$86,414,432	$3,860,563	$1,570,030,535	$(836,810)

Shares sold	5,178,178	287,867	99,755,202	5,745,726
Shares issued in reinvestment of dividends and distributions	93,337	-	59,207,513	22,647,542
Shares redeemed	(113,088)	(177)	(107,847,385)	(28,563,145)

Net increase (decrease) in capital shares	5,158,427	287,690	51,115,330	(169,877)

(1)	Net of redemption fees of:

Fund	9/30/2009	9/30/2008
Emerging Markets - Institutional Shares	$618	$420
Emerging Markets - Advisor Shares	36	8
International - Investor Shares	940,168	1,068,938
International - Institutional Shares	357,772	381,010
International Value - Investor Shares	604,391	76,325
International Value - Institutional Shares	107,009	13,231

(2)	For the period from commencement of operations (June 2, 2008) through September 30, 2008.

44

NOTES TO FINANCIAL STATEMENTS

INTERNATIONAL VALUE		MID CAP
Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
$998,478,418	$89,768,173	$736,881,835	$40,963,051

9,494,289	1,837,654	40,618,187	5,181,307
(442,674,211)	(22,279,861)	(787,631,410)	(121,601,275)

$565,298,496	$69,325,966	$(10,131,388)	$(75,456,917)

52,470,821	4,662,123	38,015,250	2,178,933
527,754	102,319	2,392,119	297,093
(25,344,403)	(1,262,697)	(43,513,929)	(6,036,669)

27,654,172	3,501,745	(3,106,560)	(3,560,643)

INTERNATIONAL VALUE		MID CAP
Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
$303,006,196	$50,740,000	$1,053,457,971	$18,291,682

98,499,399	15,729,244	874,718,712	120,999,695
(592,204,517)	(34,673,009)	(1,467,033,037)	(102,000,633)

$(190,698,922)	$31,796,235	$461,143,646	$37,290,744

12,372,002	1,981,408	33,783,896	611,019
3,939,976	629,926	28,651,121	3,870,752
(23,733,942)	(1,513,600)	(50,970,079)	(3,530,702)

(7,421,964)	1,097,734	11,464,938	951,069

45

NOTES TO FINANCIAL STATEMENTS

(9)	Litigation:

Artisan Funds and the Adviser were defendants in a lawsuit filed in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois that sought certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days during the five year period prior to the filing of the lawsuit in September 2003. The basic allegations in the case were that Artisan Funds and the Adviser did not make appropriate price adjustments to the foreign securities owned by International Fund prior to calculating the Fund’s NAV, thereby allegedly enabling market timing traders to trade the Fund’s shares in such a way as to disadvantage long-term investors. Following years of procedural litigation in state and federal courts, the case was resolved and dismissed with prejudice in May 2008.

Certain legal fees incurred by Artisan Funds in defense of the lawsuit prior to its resolution and related insurance recoveries of $219,395 have been allocated to International Fund and were included in professional fees in the Statements of Operations. The resolution of the lawsuit did not have a material effect on the financial condition or results of operations of any Fund.

(10)	Recent Accounting Pronouncements:

In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard requires enhanced disclosure relating to an entity’s use of derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. This standard was issued and is effective for fiscal years and interim reporting periods beginning after November 15, 2008. The Funds adopted this standard on April 1, 2009. The Funds have evaluated the implications of this standard and have determined there is no impact to the Funds’ September 30, 2009 financial statement disclosures.

(11)	Subsequent Events

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard requires the disclosure of the date through which subsequent events were evaluated. This standard was issued and is effective for interim or annual reporting periods ending after June 15, 2009, and applied prospectively. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements on November 19, 2009 and have determined there is no impact to the Funds’ financial statements.

46

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Artisan Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund, and Artisan Mid Cap Fund (four of eleven portfolios constituting Artisan Funds, Inc.) (the “Funds”) as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund, and Artisan Mid Cap Fund of Artisan Funds, Inc. at September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 19, 2009

47

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Funds’ fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Funds.

Each Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2009 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2009 that are eligible for the dividends received deduction available to certain corporate shareholders.

Fund	Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
Emerging Markets	$-	99.97%	-
International	318,081,129	100.00	-
International Value	-	85.04	-
Mid Cap	46,112,826	-	-

48

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The first line under the name of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for the six months ended September 30, 2009 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period 4/1/2009-9/30/2009(1)
Artisan Emerging Markets Fund - Institutional Shares
Actual	$1,000.00	$1,715.40	$10.21
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59
Artisan International Fund - Institutional Shares
Actual	$1,000.00	$1,496.30	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01
Artisan International Value Fund - Institutional Shares
Actual	$1,000.00	$1,494.10	$6.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.27

49

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period 4/1/2009-9/30/2009(1)
Artisan Mid Cap Fund - Institutional Shares
Actual	$1,000.00	$1,401.30	$5.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.91

(1)

Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended September 30, 2009 (shown below), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2009
Artisan Emerging Markets Fund - Institutional Shares(a)	1.50%
Artisan International Fund - Institutional Shares	0.99%
Artisan International Value Fund - Institutional Shares	1.04%
Artisan Mid Cap Fund - Institutional Shares	0.97%

(a)	The annualized ratio of expenses to average net assets excludes expenses paid by the Adviser.

50

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of September 30, 2009. That information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Databases (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI Inc. as its primary source and FactSet as a secondary source for this information. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country or if the published classification appears to be erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI Inc. and Standard & Poor’s (to the extent available) as a primary source and FactSet (to the extent available) as a secondary source for this information. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry or if the published classification appears to be erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Funds’ data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Definitions of Portfolio Statistics

Market Capitalization is the aggregate value of all of a company’s outstanding equity securities.

Weighted Average Market Cap is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company’s position within the portfolio.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the markets in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

51

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The indices to which the Funds are compared are:

Artisan Emerging Markets Fund – Morgan Stanley Capital International Emerging Markets IndexSM is a market-weighted index of companies in emerging markets.

Artisan International and Artisan International Value Funds – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE®’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Fund – Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits growth investment style characteristics according to MSCI’s methodology. MSCI EAFE® Growth’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Value Fund – Morgan Stanley Capital International EAFE® Value Index (MSCI EAFE® Value) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, that exhibits value investment style characteristics according to MSCI’s methodology.

Artisan Mid Cap Fund – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies.

Artisan Mid Cap Fund – Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values.

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Artisan Partners Limited Partnership. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each

52

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Funds, Inc. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Funds’ presentation thereof.

 PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.399.1770. That information also is included in Artisan Funds’ statement of additional information, which is available without charge, upon request, by calling 800.399.1770 and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. Information relating to Artisan Emerging Markets Fund also is available without charge on its website at www.artemf.com and on the Securities and Exchange Commission’s website.

 INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

53

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 13, 2009, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below. Each director oversees all eleven series of Artisan Funds.

Name and Age at 11/13/09	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 66	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).
Thomas R. Hefty – 62	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Faculty, Department of Business and Economics, Ripon College.	None.
Jeffrey A. Joerres – 49	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization).	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).
Patrick S. Pittard – 63	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia.	Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.); Director, Lincoln National Corporation (insurance and investment management company).
Howard B. Witt – 69	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Director, Franklin Electric Co., Inc. (manufacturer of electric motors).

54

DIRECTORS AND OFFICERS

Name and Age at 11/13/09	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 52*	Director, President and Chief Executive Officer	Director since 1/5/95; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners.	None.
Officers:
Lawrence A. Totsky – 50	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors LLC.	None.
Janet D. Olsen – 53	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors LLC.	None.
Brooke J. Billick – 55	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors LLC.	None.
Carlene M. Ziegler – 53	Vice President	3/27/95	Managing Director of Artisan Partners; until April 2008, Portfolio Co-Manager of Artisan small-cap growth strategy, including Artisan Small Cap Fund; until February 2005, Director of Artisan Funds.	None.
Michael C. Roos – 51	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors LLC.	None.
Gregory K. Ramirez – 39	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director of Artisan Partners; Assistant Treasurer of Artisan Distributors LLC.	None.
Sarah A. Johnson – 37	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners.	None.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne – 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 800.399.1770 for a free copy of the SAI.

55

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.399.1770

ARTISAN

ANNUAL

REPORT

SEPTEMBER 30, 2009

ARTISAN EMERGING
MARKETS FUND

_________

ARTISAN FUNDS, INC.

ADVISOR SHARES

2	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

4	SCHEDULE OF INVESTMENTS

7	STATEMENT OF ASSETS AND LIABILITIES

8	STATEMENT OF OPERATIONS

9	STATEMENT OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

12	NOTES TO FINANCIAL STATEMENTS

23	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

25	SHAREHOLDER EXPENSE EXAMPLE

26	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

27	PROXY VOTING POLICIES AND PROCEDURES

27	INFORMATION ABOUT PORTFOLIO SECURITIES

28	DIRECTORS AND OFFICERS

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of the Advisor Shares of Artisan Emerging Markets Fund. Before investing, investors should consider carefully the Fund’s investment objective, risks and charges and expenses. For more complete information on the Fund, including fees and expenses, please call 866.574.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussion presents information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2009. That information and those views may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Artisan Emerging Markets Fund also offers an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member FINRA.

ARTISAN EMERGING MARKETS FUND (ARTZX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Emerging Markets Fund employs a fundamental research process to construct a diversified portfolio of emerging market companies. The team’s investment process is focused on identifying companies that are priced at a discount relative to the team’s estimate of their sustainable earnings.

• Sustainable Earnings. The team believes that over the long term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. The team determines a company’s sustainable earnings based upon financial and business analysis. The financial analysis of a company’s balance sheet, income statement, and statement of cash flows focuses on identifying historical drivers of return on equity. The business analysis examines a company’s competitive advantages and financial strength to assess sustainability.

• Valuation. The team believes that investment opportunities develop when businesses with sustainable earnings are undervalued relative to peers and historical industry, country and regional valuations. The team values a business and develops a price target based on their assessment of the business’s sustainable earnings and cash flow expectations and the team’s risk analysis.

• Risk Analysis. The team believes that a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The risk-rating assessment includes a review of the currency, interest rate, monetary and fiscal policy and political risks to which a company is exposed.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/2/2008 to 9/30/2009)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/2009)

Fund / Index	1-Year	Since Inception
Artisan Emerging Markets Fund - Advisor Shares	18.64%	-18.69%
MSCI Emerging Markets IndexSM	19.07	-16.71

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information call 866.574.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ agreement to limit the Fund’s expenses to no more than 1.50%, which has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance. Absent that expense waiver, the Fund’s performance would have been lower. See page 26 for a description of the index.

2

INVESTING ENVIRONMENT

During the year ended September 30, 2009, global markets continued to deal with the economic downturn. Emerging markets stocks fell sharply in October 2008 and continued to trade around recent lows until early March when stocks started to rally on reports that the pace of the global economic slowdown had begun to moderate. For the year ended September 30, 2009, the MSCI Emerging Markets IndexSM advanced 19.07%, though not all markets enjoyed robust gains. Asia was the strongest performing region as stocks in China and India posted gains in excess of 30%. In Latin America, stocks advanced nearly 20% on the strength of the Brazilian market, which was up almost 27%. In contrast, stocks in Mexico fell approximately -4% during the period. The EMEA (Europe, Middle East & Africa) region was the weakest performing area.

SECTOR DIVERSIFICATION

Sector	9/30/08	9/30/09
Consumer Discretionary	10.6%	10.9%
Consumer Staples	8.4	6.2
Energy	14.8	12.7
Financials	13.6	14.8
Healthcare	2.6	2.2
Industrials	12.6	10.8
Information Technology	10.2	12.9
Materials	13.0	11.3
Telecommunication Services	9.5	11.8
Utilities	1.5	2.6
Other assets less liabilities	3.2	3.8
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned 18.64% during the twelve-month period, slightly underperforming the Index. We benefited from strong security selection in Taiwan, Korea and Brazil. Some of our leading performers in these countries were Taiwanese fertilizer manufacturer and land owner Taiwan Fertilizer Co., Ltd., Taiwanese memory chip manufacturer MediaTek Incorporation, Korean memory chip manufacturer Samsung Electronics Co., Ltd., Brazilian consumer products manufacturer Hypermarcas SA, Brazilian bank Itau Unibanco Holdings SA and Brazilian oil company OGX Petroleo e Gas Participacoes SA.

On the downside, we were negatively impacted by weakness in our Russian and Indian holdings. Some of our biggest decliners in these countries were Russian banking services provider Sberbank, Russian seamless pipe manufacturer OAO TMK, Russian oil company Alliance Oil Company Ltd. and Indian consulting and IT services provider Satyam Computer Services Limited. We were also hurt on a relative basis by our lack of investment in Chinese financials, which advanced over 38%.

FUND CHANGES

We strive to identify stocks that possess unique access to growth and competitive advantages that will allow those companies to sustain earnings growth over the long term. The volatility in the market over the past twelve months unearthed several investment opportunities. The most recent additions to the portfolio included Chinese mobile telecom services provider China Mobile Limited, Indonesian telecom services company PT Telekomunikasi Indonesia, Indonesian cement and building materials manufacturer PT Indocement Tunggal Prakarsa Tbk, Indonesian commercial bank PT Bank Rakyat Indonesia and Brazilian telecom services provider Tele Norte Leste Participacoes S.A. Our purchases were funded in part by the sales of Weichai Power Co., Ltd., Dr. Reddy’s Laboratories Limited, Tiger Brands Limited, Credicorp Limited and Philippine Long Distance Telephone Company.

REGION ALLOCATION

Region	9/30/08	9/30/09
Emerging Asia	36.2%	41.9%
Latin America	27.9	26.0
Europe, Middle East & Africa	27.5	24.1
Developed Markets	5.2	4.2

As a percentage of total net assets.

3

ARTISAN EMERGING MARKETS FUND

Schedule of Investments – September 30, 2009

	Shares Held	Value
COMMON AND
PREFERRED STOCKS - 96.2%

BRAZIL - 19.1%
All-America Latina Logistica S.A. (Units)	155,900	$1,202,074
Amil Participacoes SA	133,200	730,059
Companhia Energetica de Minas Gerais- CEMIG, Preferred(1)	66,447	1,012,683
Companhia Vale do Rio Doce	158,462	3,684,268
Dufry South America Ltd (DR)	71,000	1,199,898
Empresa Brasileira de Aeronautica S.A.(2)	156,600	906,045
Hypermarcas SA(2)	73,000	1,429,425
Itau Unibanco Holdings SA, Preferred(1)	139,051	2,802,055
Marcopolo S.A., Preferred(1)	274,400	944,818
Net Servicos de Comunicacao SA, Preferred(2)	72,400	842,269
OGX Petroleo e Gas Participacoes SA	1,187	907,865
Petroleo Brasileiro S.A.	281,300	6,486,286
Randon SA Implementos e Participacoes, Preferred(1)	136,100	1,024,822
Rodobens Negocios Imobiliarios SA	97,300	987,499
SEB - Sistema Educacional Brasileiro SA (Units)(1)	99,100	990,105
SLC Agricola SA	69,278	595,957
Tele Norte Leste Participacoes S.A.	48,100	1,086,024
Tim Participacoes S.A., Preferred	599,100	1,491,325
Wilson Sons Limited (DR)	89,721	1,230,144

		29,553,621
CHILE - 1.1%
Compania Cervecerias Unidas S.A.	140,189	956,269
Empresa Nacional de Telecomunicaciones S.A.	57,908	749,038

		1,705,307
CHINA - 12.3%
Airmedia Group, Inc. (DR)(2)	116,302	854,820
Ajisen China Holdings Limited	1,337,913	1,191,167
Chaoda Modern Agriculture (Holdings) Limited	2,466,536	1,499,008
China Dongxiang Group Company	2,591,000	1,718,407
China Mobile Limited	389,500	3,794,459
China Railway Construction Corporation, H Shares	659,000	875,827
GOME Electrical Appliances Holdings Limited(2)	6,095,587	1,628,101
Huabao International Holdings Limited	2,188,900	2,347,051
Mindray Medical International Limited, Class A (DR)	44,083	1,438,869
New Oriental Education & Technology Group, Inc. (DR)(2)	9,472	762,022
Tingyi (Cayman Islands) Holding Corporation	722,300	1,493,054
Zhuzhou CSR Times Electric Co., Ltd., H Shares	813,200	1,420,730

		19,023,515

	Shares Held	Value
CZECH REPUBLIC - 0.9%
CEZ	25,892	$1,380,923

EGYPT - 1.4%
Commercial International Bank	74,988	790,086
Egyptian Financial Group-Hermes Holding	253,379	1,376,499

		2,166,585
HONG KONG - 0.8%
Samson Holding Ltd.	6,230,955	1,286,382

HUNGARY - 0.8%
MOL Hungarian Oil and Gas Nyrt., Class A(2)	14,495	1,210,385

INDIA - 3.2%
Cairn India Ltd.(2)	314,654	1,710,467
Patni Computer Systems Ltd	112,773	1,076,507
Piramal Healthcare Ltd.	135,902	1,082,018
Power Finance Corporation	221,908	1,056,606

		4,925,598
INDONESIA - 2.8%
PT Bank Rakyat Indonesia	1,590,500	1,234,221
PT Indocement Tunggal Prakarsa Tbk	1,207,595	1,324,419
PT Telekomunikasi Indonesia(3)	1,929,500	1,722,078

		4,280,718
ITALY - 0.5%
Tenaris S.A. (DR)	23,625	841,523

KAZAKSTAN - 1.2%
KazMunaiGas Exploration Production (DR)	80,221	1,795,346

KOREA - 9.1%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	42,934	626,747
Hyundai Development Company	27,731	1,007,330
MegaStudy Co., Ltd.	6,312	1,299,096
Samsung Electronics Co., Ltd.	10,726	7,419,215
Shinhan Financial Group Co., Ltd.(2)	53,567	2,136,770
Shinsegae Co., Ltd.	3,049	1,539,703

		14,028,861
LUXEMBOURG - 0.6%
Ternium S.A. (DR)(2)	32,780	871,948

MEXICO - 5.7%
America Movil SAB de C.V., Series L(1)	1,242,995	2,721,383
Bolsa Mexicana de Valores SA(2)	654,844	810,246
Fomento Economico Mexicano SAB, Series UBD (Units)	316,810	1,206,258
Grupo Financiero Banorte S.A.B. de C.V.	417,886	1,398,217

4

	Shares Held	Value
MEXICO (CONTINUED)
Grupo Televisa S.A.	376,307	$1,392,367
Urbi, Desarrollos Urbanos, S.A. de C.V.(2)	660,893	1,339,708

		8,868,179
NETHERLANDS - 0.8%
Plaza Centers (Europe) BV(2)	577,767	1,211,909

POLAND - 0.6%
Polski Koncern Naftowy Orlen S.A.(2)	90,152	934,470

RUSSIA - 4.6%
Globaltrans Investment PLC (DR)(2)	144,207	1,067,132
Globaltrans Investment PLC, 144A (DR)(2)(3)	50,956	377,074
LUKOIL (DR)	64,329	3,486,632
Mobile TeleSystems (DR)	27,458	1,325,398
Razguliay Group(2)(3)	426,978	873,003

		7,129,239
SINGAPORE - 0.8%
Epure International Ltd.	2,960,000	1,197,743

SOUTH AFRICA - 9.3%
ABSA Group Limited	103,317	1,650,431
African Bank Investments Limited	293,703	1,153,386
Barloworld Limited	124,095	809,459
Gold Fields Limited	121,474	1,641,322
Grindrod Limited	523,772	1,108,623
Harmony Gold Mining Company Limited	99,526	1,059,915
Impala Platinum Holdings Limited	82,110	1,912,840
Mondi Limited	273,218	1,418,464
Mr. Price Group Limited	153,914	696,629
MTN Group Limited(3)	135,053	2,147,328
Reunert Limited	111,437	830,734

		14,429,131
SWEDEN - 0.8%
Alliance Oil Co Ltd. (DR)	93,993	1,162,888

TAIWAN - 11.7%
Acer Inc.	628,599	1,603,369
Cathay Financial Holding Co., Ltd.(2)	874,292	1,452,258
Chinatrust Financial Holding Company Ltd.	1,977,838	1,282,752
Far Eastern Textile Ltd.	1,076,698	1,262,645
Far EasTone Telecommunications Co., Ltd.	593,000	693,567
Hon Hai Precision Industry Co., Ltd.	683,729	2,743,593
HTC Corporation	93,400	1,025,576
MediaTek Incorporation	149,214	2,487,828
Taiwan Fertilizer Co., Ltd.	556,000	1,988,926
Taiwan Semiconductor Manufacturing Company Ltd.	1,750,647	3,512,403

		18,052,917
THAILAND - 2.8%
Bangkok Bank Public Company Limited (DR)	254,600	922,077
Bumrungrad Hospital Public Company Limited (DR)	945,000	820,263

	Shares Held	Value
THAILAND (CONTINUED)
Glow Energy Pcl (DR)	438,700	$430,034
Siam Commercial Bank Public Company Limited (DR)	567,700	1,444,313
Total Access Communication Public Company Limited (DR)	593,300	759,161

		4,375,848
TURKEY - 5.3%
Cimsa Cimento Sanayi ve Ticaret A.S.	278,976	1,231,329
Ford Otomotiv Sanayi A.S.	114,160	715,423
Tekfen Holding A.S.(2)	261,548	754,330
Tupras-Turkiye Petrol Rafinerileri A.S.	65,336	1,083,063
Turk Hava Yollari Anonim Ortakligi	475,255	1,236,175
Turkcell Iletisim Hizmetleri AS	247,135	1,765,250
Turkiye Sinai Kalkinma Bankasi A.S.(2)	1,387,291	1,374,203

		8,159,773

Total common and preferred stocks (Cost $126,492,215)		148,592,809

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.9%
Repurchase agreement with Fixed Income Clearing Corporation, 0.01%, dated 9/30/09, due 10/1/09, maturity value $6,031,002(4) (Cost $6,031,000)	$6,031,000	6,031,000

Total investments - 100.1% (Cost $132,523,215)		154,623,809

Other assets less liabilities - (0.1%)		(214,689)

Total net assets - 100.0%(5)		$154,409,120

(1)	Non-voting shares.
(2)	Non-income producing security.
(3)

Valued at a fair value in accordance with procedures established by the board of directors of Artisan Funds, Inc. In total, securities valued at a fair value were $5,119,483 or 3.3% of total net assets.

(4)	Collateralized by:

Issuer	Rate	Maturity	Value
U.S. Treasury Bond	4.750%	3/31/2011	$6,152,139

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

5

PORTFOLIO DIVERSIFICATION - SEPTEMBER 30, 2009
	Value	Percentage of Total Net Assets
Consumer Discretionary	$16,903,893	10.9%
Consumer Staples	9,592,677	6.2
Energy	19,618,925	12.7
Financials	22,826,088	14.8
Healthcare	3,341,150	2.2
Industrials	16,684,709	10.8
Information Technology	19,868,491	12.9
Materials	17,480,482	11.3
Telecommunication Services	18,255,011	11.8
Utilities	4,021,383	2.6

Total common and preferred stocks	148,592,809	96.2
Short-term investments	6,031,000	3.9

Total investments	154,623,809	100.1
Other assets less liabilities	(214,689)	(0.1)

Total net assets	$154,409,120	100.0%

CURRENCY EXPOSURE - SEPTEMBER 30, 2009
	Value	Percentage of Total Investments
Brazilian real	$29,553,621	19.1%
British pound	1,211,909	0.8
Chilean peso	1,705,307	1.1
Czech koruna	1,380,923	0.9
Egyptian pound	2,166,585	1.4
Hong Kong dollar	17,254,186	11.2
Hungarian forint	1,210,385	0.8
Indian rupee	4,925,598	3.2
Indonesian rupiah	4,280,718	2.8
Korean won	14,028,861	9.1
Mexican peso	8,868,179	5.7
Polish zloty	934,470	0.6
Singapore dollar	1,197,743	0.8
South African rand	14,429,131	9.3
Swedish krona	1,162,888	0.7
Taiwan dollar	18,052,917	11.7
Thai baht	4,375,848	2.8
Turkish lira	8,159,773	5.3
U.S. dollar	19,724,767	12.7

Total investments	$154,623,809	100.0%

TOP TEN HOLDINGS - SEPTEMBER 30, 2009
Company Name	Country	Percentage of Total Net Assets
Samsung Electronics Co., Ltd.	Korea	4.8%
Petroleo Brasileiro S.A.	Brazil	4.2
China Mobile Limited	China	2.5
Companhia Vale do Rio Doce	Brazil	2.4
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	2.3
LUKOIL	Russia	2.3
Banco Itau Holding Financeira S.A., Preferred	Brazil	1.8
Hon Hai Precision Industry Co., Ltd.	Taiwan	1.8
America Movil SAB de C.V.	Mexico	1.8
MediaTek Incorporation	Taiwan	1.6

Total		25.5%

For the purpose of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

6

ARTISAN FUNDS, INC.

Statement of Assets and Liabilities – September 30, 2009

EMERGING MARKETS
ASSETS:
Investments in securities, unaffiliated, at value	$148,592,809
Short-term investments (repurchase agreements), at value	6,031,000

Total investments	154,623,809
Cash	199
Foreign currency	96,453
Net unrealized gain on foreign currency forward contracts	507
Receivable from investments sold	371,353
Receivable from fund shares sold	1,341,126
Dividends and interest receivable	231,874
Receivable from Adviser	376,318
Other assets	1,157

Total assets	157,042,796

LIABILITIES:
Payable for investments purchased	1,838,646
Payable for fund shares redeemed	20,738
Payable for operating expenses	662,577
Payable for withholding taxes	110,558
Payable for deferred directors’ compensation	1,157

Total liabilities	2,633,676

Total net assets	$154,409,120

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$159,841,686
Net unrealized appreciation on investments and foreign currency related transactions	22,019,766
Accumulated undistributed net investment income	716,697
Accumulated undistributed net realized (losses) on investments and foreign currency related transactions	(28,169,029)

$154,409,120

SUPPLEMENTARY INFORMATION:
Net assets
Institutional Shares	$103,963,013
Advisor Shares	$50,446,107
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Institutional Shares	7,985,335
Advisor Shares	3,871,671
Net asset value, offering price and redemption price per share
Institutional Shares	$13.02
Advisor Shares	$13.03
Cost of securities of unaffiliated issuers held	$132,523,215
Cost of foreign currency	$95,406

The accompanying notes are an integral part of the financial statements.

7

ARTISAN FUNDS, INC.

Statement of Operations – For the Year Ended September 30, 2009

EMERGING MARKETS
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$1,888,065
Interest	5,254

Total investment income	1,893,319

EXPENSES:
Advisory fees	805,184
Transfer agent fees
Institutional Shares	19,255
Advisor Shares	93,687
Shareholder communications
Institutional Shares	5,030
Advisor Shares	25,587
Custodian fees	346,339
Accounting fees	56,567
Professional fees	92,036
Registration fees
Institutional Shares	41,129
Advisor Shares	30,429
Directors’ fees	6,000
Other operating expenses	5,337

Total operating expenses	1,526,580
Less amounts waived or paid by the Adviser	(376,318)

Net expenses	1,150,262

Net investment income	743,057

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized (loss) on:
Investments(1)	(26,362,147)
Foreign currency related transactions	(230,806)

(26,592,953)
Net increase in unrealized appreciation or depreciation on:
Investments	52,745,622
Foreign currency related transactions	20,169

52,765,791

Net gain on investments and foreign currency related transactions	26,172,838

Net increase in net assets resulting from operations	$26,915,895

(1)	Net of foreign taxes withheld of $199,059.

The accompanying notes are an integral part of the financial statements.

8

ARTISAN FUNDS, INC.

Statement of Changes in Net Assets

	EMERGING MARKETS
	Year Ended 9/30/2009	Year Ended 9/30/2008

OPERATIONS:
Net investment income	$743,057	$875,308
Net realized (loss) on:
Investments	(26,362,147)	(1,369,976)
Foreign currency related transactions	(230,806)	(80,293)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	52,745,622	(33,499,682)
Foreign currency related transactions	20,169	(82,858)

Net increase (decrease) in net assets resulting from operations	26,915,895	(34,157,501)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Institutional Shares	(747,694)	(39,728)
Advisor Shares	(51,612)	-
Net realized gains on investment transactions:
Institutional Shares	(59,063)	(1,484,717)
Advisor Shares	(4,077)	-

Total distributions paid to shareholders	(862,446)	(1,524,445)

FUND SHARE ACTIVITIES:
Net increase in net assets resulting from fund share activities	55,346,259	90,274,995

Total increase in net assets	81,399,708	54,593,049

Net assets, beginning of period	73,009,412	18,416,363

Net assets, end of period	$154,409,120	$73,009,412

Accumulated undistributed net investment income	$716,697	$805,727

The accompanying notes are an integral part of the financial statements.

9

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in this annual report.

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN EMERGING MARKETS FUND
Advisor Shares
9/30/2009		$11.16	$0.07	$1.93	$2.00	$(0.12)	$(0.01)
9/30/2008	(5)	17.43	0.04	(6.31)	(6.27)	-	-

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the board of directors. Absent expenses waived or paid by the Adviser or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
Emerging Markets Advisor Shares	9/30/2009	3.00%	(0.80)%
	9/30/2008	9.73%	(7.30)%

10

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(0.13)	$13.03	18.64%	$50.4	1.50%	0.70%	56.88%
-	11.16	(35.97)	3.2	1.50	0.93	42.24

(5)	For the period from commencement of operations (June 2, 2008) through September 30, 2008.

The accompanying notes are an integral part of the financial statements.

11

ARTISAN FUNDS, INC.

Notes to Financial Statements – September 30, 2009

(1)	Organization:

Artisan Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of eleven open-end, diversified mutual funds. Artisan Emerging Markets Fund (the “Fund”), commenced operations on June 26, 2006. The Fund’s investment objective is to seek long-term capital growth.

Emerging Markets Fund offers shares of capital stock of two classes – Institutional Shares and Advisor Shares – and began offering Advisor Shares on June 2, 2008. Advisor Shares are sold to employee benefit plans, clients of financial advisors, clients of sponsored programs and institutional or other investors. All investments and exchanges are subject to approval by the Fund. The financial statements of Institutional Shares are presented in a separate reports.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to a particular class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

The Fund is managed by Artisan Partners Limited Partnership (the “Adviser”). The Adviser is wholly owned by Artisan Partners Holdings LP (“Artisan Holdings”).

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of Artisan Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of the Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of the Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of the Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market and over-the-counter securities, was valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (the “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information from the principal exchange as of the time of valuation, the security was valued using the closing price on another exchange

12

NOTES TO FINANCIAL STATEMENTS

on which the security traded (if such price is made available by the pricing vendor) or the most recent bid quotation on the principal exchange or, if not available, another exchange or in the over-the-counter market, except that securities listed on the London Stock Exchange were valued at the mean of the most recent bid and asked quotations as of the time of valuation. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors (the “board of directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

Emerging Markets Fund generally invested a significant portion, and perhaps as much as substantially all, of its total assets in securities principally traded in markets outside the U.S. The foreign markets in which the Fund invested were sometimes open on days when the NYSE was not open and the Fund did not calculate its NAV, and sometimes were not open on days when the Fund did calculate its NAV. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Fund calculates its NAV. That was generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Fund calculated its NAV.

The valuation committee concluded that a price determined under the Fund’s valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indexes. Artisan Funds monitored for subsequent events using several tools. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by a third party research service. This third party research service was used to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Estimates of fair values utilized by the Fund as described above may differ from the value realized on the subsequent sale of those securities and from quoted or published

13

NOTES TO FINANCIAL STATEMENTS

prices for those securities. The differences may have been material to the NAV of the Fund or to the information presented.

Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depository receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. High levels of national debt tend to make such markets also heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

(b)	Fair Value Measurements – In April 2009, the Financial Accounting Standards Board (“FASB”) updated the accounting standards to provide guidance on (1) estimating the fair value of an asset or liability when the volume and level of activity for the asset or liability have significantly decreased, (2) identifying transactions that are not orderly, and (3) expands existing fair value measurement disclosure to include a breakout of the major security types. The Fund adopted this accounting guidance on June 30, 2009.

The FASB updated the accounting standards to clarify the definition of fair value for financial reporting, establish a framework for measuring fair value and require additional disclosures about the use of fair value measurements. The Fund adopted this accounting guidance on October 1, 2008. In accordance with this standard, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The standard establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The three-tier hierarchy of inputs is summarized in three broad levels:

•	Level 1 – quoted prices in active markets for identical investments

14

NOTES TO FINANCIAL STATEMENTS

•	Level 2 – other significant observable inputs (including but not limited to quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

The following table summarizes the Fund’s investments, based on the inputs used to determine their fair values as of September 30, 2009:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities(1)
Emerging Asia	$62,965,379	$1,722,078	$-	$64,687,457
Latin America	40,127,108	-	-	40,127,108
Emerging Europe, Middle East & Africa	34,185,520	3,020,331	-	37,205,851
Developed Markets	6,572,393	-	-	6,572,393
Repurchase Agreements	-	6,031,000	-	6,031,000
Total	$143,850,400	$10,773,409	$-	$154,623,809
(1)	See Fund’s Schedule of Investments for country classifications.

(c)	Taxes – No provision was made for federal income taxes or excise taxes since the Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Fund may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Fund has analyzed the tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Fund may be subject to taxes on realized gains from the sale of investment securities imposed by certain countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Payable for withholding taxes” on the accompanying Statement of Assets and Liabilities.

(d)	Portfolio transactions – In determining the Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable law. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

15

NOTES TO FINANCIAL STATEMENTS

(e)	Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes and cash denominated in foreign currencies were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of the Fund’s NAV on the day of valuation. Payables and receivables for securities transactions, dividend and reclaim receivables and other receivables and payables denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Fund may enter into foreign currency forward contracts to hedge the foreign currency exposure on open payables and receivables. These foreign currency forward contracts, or spot contracts, generally settle within two business days. The Fund also may enter into foreign currency forward contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. Foreign currency forward contracts, if any, were recorded at market value and any related realized and unrealized gains and losses were reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(f)	Repurchase agreements – The Fund may enter into repurchase agreements with institutions that the Adviser determined were creditworthy pursuant to criteria adopted by the board of directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral (in the form of U.S. government securities) was held by the Fund’s custodian and in the event of default on the obligation of the counterparty to repurchase, the Fund had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(g)	Depository receipts – The Fund may invest in depository receipts. Depository receipts are typically issued by a financial institution (a “depository”), evidencing ownership interests in a security issued by an issuer and deposited with the depository.

(h)

Securities lending – The Fund may (but does not currently intend to) enter into securities lending transactions secured by collateral in the form of U.S. Government securities at least equal to, at all times, the fair value of the securities loaned. Any such

16

NOTES TO FINANCIAL STATEMENTS

collateral will be held in a custody account maintained by State Street Bank and Trust Company, the Fund’s custodian. When securities are on loan, the Fund does not receive dividends on the securities loaned, but receives compensation from the borrower in lieu of such dividends. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the applicable Fund. In entering into securities lending arrangements, the Fund takes the risk that the borrower may not provide additional collateral when required or return the securities when due or, if the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent. There were no securities on loan during the year ended September 30, 2009.

(i)	Equity-linked participation certificates – The Fund may invest in equity-linked participation certificates. Equity-linked participation certificates are derivative securities which are designed to provide synthetic exposure to one or more underlying securities. An investment in an equity-linked participation certificate typically entitles the holder to a return equal to the market return of the underlying security or securities, subject to the credit risk of the issuing financial institution. The Fund did not invest in participation certificates during the year ended September 30, 2009.

(j)	Transfer agent fees – The Fund paid fees to, and reimbursed expenses of, the Fund’s transfer agent. In addition, the Fund has authorized certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”) to accept purchase, exchange and redemption orders for Advisor Shares on the Fund’s behalf. Many authorized agents charged a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Fund’s behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts and other services. The fee was either based on the number of accounts to which the authorized agent provided such services, or a percentage (as of September 30, 2009, up to 0.40% annually) of the average value of Fund shares held in such accounts. The Fund paid a portion of such fees, which are intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered on the books of the Fund’s transfer agent. The balance of the fees incurred was paid by the Adviser. The Fund’s expenses incurred for services provided by authorized agents were included in “Transfer agent fees” in the Statement of Operations. The table below shows the fees and expenses to the Fund’s transfer agent and the fees to authorized agents incurred by each class of the Fund during the year ended September 30, 2009:

	Year Ended 9/30/09
	Fees and Expenses to Transfer Agent	Fees to Authorized Agents	Total
Institutional Shares	$19,255	$-	$19,255
Advisor Shares	59,103	34,584	93,687

(k)	Commission recapture – The Fund had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. The Fund received no commission recapture rebates for the year ended September 30, 2009.

17

NOTES TO FINANCIAL STATEMENTS

(l)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(m)	Indemnifications – In the normal course of business, the Fund has entered into contracts in which the Fund agrees to indemnify the other party or parties against various potential costs or liabilities. The Fund’s maximum exposure under these arrangements is unknown. No claim had been made for indemnification pursuant to any such agreement of the Fund.

(n)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Fund. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was reported on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Artisan Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Emerging Markets Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. The Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it determined that imposition of the redemption fee was not necessary to protect the Fund from the effects of short-term trading. The Fund waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries and otherwise in accordance with the Fund’s prospectus.

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Fund. In exchange for those services, Emerging Markets Fund paid a monthly management fee to the Adviser at the annual rate of 1.05% of the Fund’s average daily net assets.

The Adviser has voluntarily undertaken to reimburse Emerging Markets Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets, annually. For the year ended September 30, 2009, the Adviser paid operating expenses on behalf of Emerging Markets Fund. Emerging Markets Fund reimburses the Adviser annually for operating expenses paid on its behalf up to 1.50% of average daily net assets, annually. The amount of

18

NOTES TO FINANCIAL STATEMENTS

operating expenses owed to the Adviser is included in payable for operating expenses on the Statements of Assets and Liabilities for Emerging Markets Fund.

The officers and director of Artisan Funds who are affiliated with the Adviser receive no compensation from Artisan Funds.

Each director who was not an affiliated person of the Adviser received an annual retainer, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. The amount of the annual retainer increases by $10,000 with each new series of Artisan Funds and, during the year ended September 30, 2009, was at the annual rate of $170,000. In addition, the non-interested chair of the board of directors received an annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an annual retainer of $30,000, payable quarterly. These fees were generally allocated to each of the Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

Artisan Funds has adopted a deferred compensation plan for directors who are not affiliated persons of the Adviser that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from Artisan Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts were invested in shares of Artisan Funds as selected by the individual directors. The Fund purchased shares of Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets were included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan did not affect the net assets of the Fund, and did not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the plan.

Shares of Artisan Funds were offered for sale by Artisan Distributors LLC (“Distributors”). Distributors is wholly owned by Artisan Holdings. All distribution expenses relating to the Fund were paid by the Adviser.

(4)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company (“SSB”), which expires August 2010, under which the Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 33 1/3% of its adjusted net assets, with adjusted net assets being total assets less liabilities and the value of any assets pledged to anyone other than SSB, (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act of 1940, the limitations included in the Fund’s prospectus, or any limit or restriction under any law or regulation to which the Fund was subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. For the period October 1, 2008 to August 17, 2009, Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 0.50%. Effective August 18, 2009, Artisan Funds paid a commitment fee at the annual rate of 0.15% on the unused portion of the line of credit and interest was charged on any borrowings at the current Federal Funds rate plus 1.25%. SSB has agreed to waive 0.05% of the commitment fee by reducing the Funds’ custody expenses until August 2010. The use of the line of credit was generally restricted to

19

NOTES TO FINANCIAL STATEMENTS

temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2009, the Fund paid interest of $876 on maximum borrowings of $7,792,684.

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2009 were $95,981,062 and $44,483,849, respectively.

(6)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on investments as of September 30, 2009 were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
$143,279,224	$17,811,408	$(6,466,823)	$11,344,585

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2009 and the year ended September 30, 2008 were as follows:

Year Ended 9/30/09		Year Ended 9/30/08
Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends	Long-Term Capital Gain Distributions
$862,446	$ -	$1,241,033	$283,412

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that may differ from U.S. generally accepted accounting principles. These differences were due to differing treatments for items such as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and post-October losses.

Additional tax information as of and for the year ended September 30, 2009 follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Post-October Losses
$1,495,995	$ -	$13,611,288

As of September 30, 2009, the Fund had a capital loss carryover of $4,542,143 with an expiration of 2017.

20

NOTES TO FINANCIAL STATEMENTS

(7)	Fund share activities:

Capital share transactions for the Fund were as follows:

Year ended September 30, 2009	Institutional Shares	Advisor Shares
Proceeds from shares issued	$36,046,627	$42,105,884
Net asset value of shares issued in reinvestment of dividends and distributions	801,388	55,689
Cost of shares redeemed(1)	(20,916,631)	(2,746,698)

Net increase from fund share transactions	$15,931,384	$39,414,875

Shares sold	3,727,344	3,845,456
Shares issued in reinvestment of dividends and distributions	104,212	7,232
Shares redeemed	(2,106,464)	(268,708)

Net increase in capital shares	1,725,092	3,583,980

Year ended September 30, 2008	Institutional Shares	Advisor Shares(2)
Proceeds from shares issued	$86,328,968	$3,862,647
Net asset value of shares issued in reinvestment of dividends and distributions	1,510,191	-
Cost of shares redeemed(1)	(1,424,727)	(2,084)

Net increase (decrease) from fund share transactions	$86,414,432	$3,860,563

Shares sold	5,178,178	287,867
Shares issued in reinvestment of dividends and distributions	93,337	-
Shares redeemed	(113,088)	(177)

Net increase (decrease) in capital shares	5,158,427	287,690

(1)	Net of redemption fees of:

	9/30/2009	9/30/2008
Institutional Shares	$618	$420
Advisor Shares	36	8

(2)	For the period from commencement of operations (June 2, 2008) through September 30, 2008.

(8)	Recent Accounting Pronouncements:

In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard requires enhanced disclosure relating to an entity’s use of derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. This standard was issued and is effective for fiscal years and interim reporting periods beginning after November 15, 2008. The Fund adopted this standard on April 1, 2009. The Fund has evaluated the implications of this standard and has determined there is no impact to the Fund’s September 30, 2009 financial statement disclosures.

21

NOTES TO FINANCIAL STATEMENTS

(9)	Subsequent Events

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard requires the disclosure of the date through which subsequent events were evaluated. This standard was issued and is effective for interim or annual reporting periods ending after June 15, 2009, and applied prospectively. The Fund evaluated subsequent events through the issuance of the Fund’s financial statements on November 19, 2009 and has determined there is no impact to the Fund’s financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Artisan Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan Emerging Markets Fund (one of eleven portfolios constituting Artisan Funds, Inc.) (the “Fund”) as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Emerging Markets Fund of Artisan Funds, Inc. at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 19, 2009

23

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Fund’s fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Fund.

The Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2009 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2009 that are eligible for the dividends received deduction available to certain corporate shareholders.

Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
$ -	99.97%	-%

24

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The first line below the Fund’s name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below the Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for the six months ended September 30, 2009 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period 4/1/2009-9/30/2009(1)
Artisan Emerging Markets Fund - Advisor Shares
Actual	$1,000.00	$1,714.50	$10.21
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59

(1)

Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended September 30, 2009 (shown below), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2009
Artisan Emerging Markets Fund - Advisor Shares(a)	1.50%

(a)	The annualized ratio of expenses to average net assets excludes expenses paid by the Adviser.

25

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

The discussions of the Fund included in this report include statistical information about the portfolio of the Fund. Except as otherwise noted, that information is as of September 30, 2009. That information will vary with changes in the Fund’s portfolio investments. The performance information for the Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Databases (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI Inc. as its primary source and FactSet as a secondary source for this information. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country or if the published classification appears to be erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI Inc. and Standard & Poor’s (to the extent available) as a primary source and FactSet (to the extent available) as a secondary source for this information. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry or if the published classification appears to be erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Fund’s data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Descriptions of Indices

The Fund’s performance is compared in this report to changes in a broad-based index of changes in prices of securities in the markets in which the Fund invests. This index is unmanaged and its returns include reinvested dividends. Unlike the Fund’s returns, the returns of the index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in the index. An investment cannot be made directly in an index. Fair value pricing is not employed by market indices.

The index to which the Fund is compared is the Morgan Stanley Capital International Emerging Markets IndexSM, a market-weighted index of companies in emerging markets.

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in

26

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND PORTFOLIO HOLDINGS’ CLASSIFICATION

this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Artisan Partners Limited Partnership. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall MSCI Parties have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 866.574.1770. That information also is included in the Fund’s statement of additional information, which is available without charge, upon request, by calling 866.574.1770 and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30 is available without charge, on the Fund’s website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Fund’s fiscal year) on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

27

DIRECTORS AND OFFICERS

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 13, 2009, the position each holds with Artisan Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below. Each director oversees all eleven series of Artisan Funds.

Name and Age at 11/13/09	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Directors who are not “interested persons” of Artisan Funds:
David A. Erne – 66	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).
Thomas R. Hefty – 62	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Faculty, Department of Business and Economics, Ripon College.	None.
Jeffrey A. Joerres – 49	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization).	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).
Patrick S. Pittard – 63	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia.	Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.); Director, Lincoln National Corporation (insurance and investment management company).
Howard B. Witt – 69	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Director, Franklin Electric Co., Inc. (manufacturer of electric motors).

28

DIRECTORS AND OFFICERS

Name and Age at 11/13/09	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Director who is an “interested person” of Artisan Funds:
Andrew A. Ziegler – 52*	Director, President and Chief Executive Officer	Director since 1/5/95; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners.	None.
Officers:
Lawrence A. Totsky – 50	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors LLC.	None.
Janet D. Olsen – 53	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors LLC.	None.
Brooke J. Billick – 55	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors LLC.	None.
Carlene M. Ziegler – 53	Vice President	3/27/95	Managing Director of Artisan Partners; until April 2008, Portfolio Co-Manager of Artisan small-cap growth strategy, including Artisan Small Cap Fund; until February 2005, Director of Artisan Funds.	None.
Michael C. Roos – 51	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors LLC.	None.
Gregory K. Ramirez – 39	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director of Artisan Partners; Assistant Treasurer of Artisan Distributors LLC.	None.
Sarah A. Johnson – 37	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners.	None.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne – 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

The Fund’s statement of additional information (SAI) contains further information about the directors. Please call 866.574.1770 for a free copy of the SAI.

29

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 866.574.1770

Item 2.	Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer and principal accounting officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Registrant’s board of directors has determined that Thomas R. Hefty, member and chairman of the registrant’s audit committee, qualifies as an audit committee financial expert, as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Hefty is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including, without limitation, for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, are summarized in the tables below. The tables summarize fees billed (or to be billed) by the registrant’s principal accountant for work performed relating to each applicable period identified below.

Fees:

	Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2008
Audit Fees (a)	$ 230,500	$ 236,000
Audit-Related Fees (b)	$ 44,700	$ 40,300
Tax Fees (c)	$ 186,050	$ 182,550
All Other Fees (d)	—	—

(a) “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, including for 2009, portions of which have not been billed at the time of this filing and fees billed for consents issued in conjunction with the registrant’s post-effective amendments to the Funds’ registration statements filed for each of the last two fiscal years.

(b) “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. Audit-related fees have not been reported under the item “audit fees” in the chart above.

The fees billed by Ernst & Young LLP during the fiscal years ended September 30, 2009 and September 30, 2008 include fees incurred for services for review procedures performed in conjunction with the semiannual reports to shareholders as of March 31, 2009 and for certain agreed upon procedures performed in conjunction with the semiannual reports to shareholders as of March 31, 2008.

(c) “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

The fees shown in the table above for the fiscal year ended September 30, 2009 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2009, which have not been billed as of the time of this filing; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2009, which also have not yet been billed as of the time of this filing; (3) the use of a PFIC database supplied by Ernst & Young LLP for the fiscal year ended September 30, 2008, the excise year ended December 31, 2008, and the semiannual period ended March 31, 2009; and (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young LLP for the calendar year ended December 31, 2008.

The fees shown in the table above for the fiscal year ended September 30, 2008 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2008; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2008; (3) the use of a PFIC database supplied by Ernst & Young LLP for the fiscal year ended September 30, 2007 and the excise year ended December 31, 2007; and (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young LLP for the calendar year ended December 31, 2007.

(d) None.

(e)(1) During its regularly scheduled periodic meetings, the registrant’s audit committee considers any requests to pre-approve any audit, audit-related, tax and other services to be provided by the principal accountants of the registrant. The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2) No services included in Items 4(b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees for the fiscal years ended September 30, 2009 and September 30, 2008 by the registrant’s principal accountant for non-audit services rendered to the registrant are shown in the tables above and described under Items 4(b) – (d) above. For the registrant’s fiscal years ended September 30, 2009 and September 30, 2008, Ernst & Young LLP served as the registrant’s principal accountant and provided no services and billed no fees for non-audit services rendered to the registrant’s adviser or entities controlling, controlled by or under common control with the adviser.

(h) The audit committee of the registrant’s board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. The provisions of Rule 2-01(c)(7) were effective on May 6, 2003. No such services were rendered on or after May 6, 2003.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedules of Investments in securities of unaffiliated issuers as of September 30, 2009 are included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

(2)	Certifications of (i) Andrew A. Ziegler, Principal Executive Officer and (ii) Lawrence A. Totsky, Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

(b)	Certification of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artisan Funds, Inc.

By:	/s/ Andrew A. Ziegler
Andrew A. Ziegler
Principal Executive Officer

Date:	December 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew A. Ziegler
Andrew A. Ziegler
Principal Executive Officer

Date:	December 3, 2009

By:	/s/ Lawrence A. Totsky
Lawrence A. Totsky
Principal Financial Officer

Date:	December 3, 2009